Exhibit 10.1

Private & Confidential	Execution Version
Dated      15 September 2008
GENESIS PORTFOLIO FUNDING I LIMITED and others
arranged by
DVB BANK AG, HSH NORDBANK AG and KFW IPEX-BANK GMBH
as Arrangers and Underwriters
and
HSH NORDBANK AG
as Facility Agent and Security Trustee
FACILITY AGREEMENT
for a $250,000,000 term facility in respect
of up to eleven (11) used aircraft

THIS AGREEMENT is dated 15 September 2008 and made BETWEEN:
(1)	GENESIS PORTFOLIO FUNDING I LIMITED (the Borrower);

(2)	GENESIS LEASE LIMITED as principal guarantor (the Principal Guarantor) and as manager of the Borrower, the Lessors and the Owners (the Manager);

(3)	THE COMPANIES listed in Part 3 and Part 4 of Schedule 1 as Owners and Lessors respectively with effect from the execution by the relevant company of an Accession Deed;

(4)	DVB BANK AG, HSH NORDBANK AG and KFW IPEX-BANK GMBH as joint arrangers and underwriters (together the Arrangers and individually an Arranger);

(5)	HSH NORDBANK AG as agent of the other Finance Parties (the Facility Agent);

(6)	HSH NORDBANK AG as security trustee (the Security Trustee); and

(7)	THE FINANCIAL INSTITUTIONS listed in Schedule 2 as lenders (the Original Lenders).
IT IS AGREED as follows:
1	Definitions and interpretation

1.1	Definitions

In this Agreement:

Accession Deed means an accession deed in the form of Schedule 5 to the DPP.

Account Bank means HSH Nordbank AG acting through its Kiel head office.

Accounts Pledge means the accounts pledge agreement in the Agreed Form between the Borrower, the Account Bank and the Security Trustee pursuant to which the Borrower pledges to the Security Trustee its rights in respect of the Liquidity Reserve Account and the Collection Account.

Additional Cost Rate has the meaning given to it in Schedule 5.

Additional Hedging Assignment means in relation to an Aircraft a hedging assignment in the Agreed Form between the Borrower and the Security Trustee pursuant to which the Borrower assigns to the Security Trustee its rights under an Approved Hedging Agreement.

Additional Hedging Provider Notice and Acknowledgment means in relation to an Aircraft a notice and acknowledgment in the Agreed Form between the Borrower, the Approved Hedging Provider and the Security Trustee pursuant to which the Borrower notifies the Approved Hedging Provider of the assignment effected to the Security Trustee pursuant to an Additional Hedging Assignment and the Approved Hedging Provider acknowledges that notice and provides certain undertakings direct to the Security Trustee.

Additional Obligor has the meaning given to that expression in the DPP.

Affiliate means, in relation to any person, a Subsidiary of that person or a Holding Company of that person or any other Subsidiary of that Holding Company.

Agreed Form means the form of a document from time to time certified as its agreed form by the Borrower and the Facility Agent.

Aircraft means each of the aircraft identified in Schedule 7, comprising, with respect to each individual aircraft, the relevant Airframe together with the relevant Engines (whether or not any of the relevant Engines may from time to time be installed on the relevant Airframe) together with the relevant Technical Records.

Aircraft Documents means in relation to an Aircraft together:
(a)	the Trust Agreement for that Aircraft (if any);

(b)	the Operating Lease for that Aircraft;

(c)	the Operator Guarantee for that Aircraft (if any);

(d)	the Intermediate Lease for that Aircraft (if any);

(e)	the Insurance Assignment for that Aircraft (if any);

(f)	the Deregistration Power of Attorney for that Aircraft (if any);

(g)	the Airframe Warranties Agreement for that Aircraft (if any);

(h)	the Engine Warranties Agreement for that Aircraft (if any),
and any other document designated as such by the Facility Agent and the Borrower, individually an Aircraft Document.

Aircraft Mandatory Prepayment Event means in relation to an Aircraft:
(a)	a Lessee Event has occurred and is continuing and the Facility Agent acting reasonably determines that the Servicer is not taking all appropriate steps in connection with that Lessee Event; or

(b)	(i) any Aircraft Security Document for that Aircraft or the Trust Agreement for that Aircraft (if any) is terminated or expires, (ii) any Aircraft Security Document for that Aircraft or the Trust Agreement for that Aircraft (if any) ceases to be valid or enforceable or otherwise in full force and effect in accordance with its terms, except to the extent that the relevant invalidity or unenforceability was stated, by way of an express provision in any of the legal opinions for that Aircraft referred to in Schedule 3, to exist as at the date of that legal opinion, or (iii) it is or becomes unlawful for an Obligor to perform any of its obligations under the Aircraft Security Documents for that Aircraft or the Trust Agreement for that Aircraft (if any) and, in each case, that Aircraft Security Document or Trust Agreement (as applicable) is not immediately replaced by an equivalent Aircraft Security Document or Trust Agreement (as applicable) in the Agreed Form and between the same parties or such other parties as may be approved by the Security Trustee; or

(c)	any consent, authorisation, licence, certificate or approval of or registration with or declaration to any Government Entity required in connection with any Aircraft Security Document for that Aircraft or the Trust Agreement for that Aircraft (if any) which is material to the ability of any Obligor to perform its obligations under the Facility Documents (including any authorisation required by that Obligor to authorise, or required in connection with, the execution, delivery, validity, enforceability or admissibility in evidence of those Aircraft Security Documents or that Trust Agreement (as applicable) or the performance by that Obligor of its obligations under the Facility Documents) is modified in a manner unacceptable to the Facility Agent (acting reasonably) or is withheld, or is revoked, suspended, cancelled, withdrawn, terminated or not renewed, or otherwise ceases to be in full force and effect, unless the same is rectified within ten (10) days of its occurrence; or

(d)	any of the Insurances for that Aircraft which are required by the terms of the Facility Documents are not obtained and/or maintained in accordance with the requirements of the Facility Documents and/or that Aircraft is operated in a place excluded from the insurance coverage unless, immediately upon any Obligor becoming aware of the same,
Facility Agreement — Execution Version

(e)	that Aircraft is grounded in a jurisdiction with no actual or imminent war or hostilities and, for so long as any of those Insurances are not obtained and/or maintained in accordance with the requirements of this Agreement, remains grounded in such a jurisdiction, safely stored and fully covered by a ground risk only insurance policy which complies with the requirements of the Facility Documents; or

(f)	that Aircraft ceases to be managed by the Servicer under the Servicing Agreement or an event or circumstance of the nature referred to in Section 10.02(b) (iii) or (iv) of the Servicing Agreement occurs or arises unless (i) the Servicing Agreement is immediately replaced by an equivalent servicing agreement in the Agreed Form between the Borrower and another servicer approved by the Security Trustee (in its absolute discretion), (ii) that Aircraft is immediately managed by that servicer under that servicing agreement, and (iii) the Borrower immediately enters into a servicing assignment and servicer notice respectively each in the Agreed Form; or

(g)	that Aircraft is operated in breach of any Applicable Law or Applicable Sanction:
(1)	otherwise than as a result of a Third Party Event; or

(2)	as a result of a Third Party Event and a Government Entity takes any action to enforce any Applicable Sanction against that Aircraft or any part thereof or any Finance Party or declares that Aircraft or any part thereof or any Finance Party to be in breach of any Applicable Sanction; or
(h)	other than pursuant to an Approved Change in Structure, that Aircraft ceases to be legally and beneficially owned by the Owner for that Aircraft, or, if that Aircraft is subject to an owner trust structure, legally owned by the Owner Trustee for that Aircraft and beneficially owned by the Owner for that Aircraft; or

(i)	any Security other than Permitted Security arises or is created over or in respect of that Aircraft and/or any interest (legal or beneficial) in that Aircraft or over or with respect to any of the other assets, interests and rights over which Security is created by the Aircraft Security Documents for that Aircraft or the Trust Agreement for that Aircraft (if any) by or through or as a result of any act or omission of any person other than a Borrower Party and that Security is not released as soon as practicable and in any event within thirty (30) days after any Obligor becomes aware of that Security; or

(j)	the Lessor for that Aircraft or any other person enters into an Operating Lease for that Aircraft which does not comply with the Operating Lease Requirements or an Operating Lease for that Aircraft is amended such that it no longer complies with the Operating Lease Requirements; or

(k)	the Borrower, the Lessor for that Aircraft and/or any other person enters into a Change in Structure for that Aircraft and/or a New Structure for that Aircraft which is not an Approved Change in Structure; or

(l)	if that Aircraft is subject to an owner trust structure, an Insolvency Event (construed as if all references in clauses 18.5, 18.6, 18.7 and 18.8 to the Obligors included a reference to the Owner Trustee for that Aircraft) occurs in relation to that Owner Trustee; or

(m)	the Servicer or, if that Aircraft is subject to an owner trust structure, the Owner Trustee for that Aircraft fails to comply with paragraph 1(c) or (d) of Schedule 2 to the DPP construed as if all references therein to the Obligors included a reference to the Servicer and that Owner Trustee; or

(n)	any representation or statement made or deemed to be made by any Borrower Party, other than an Obligor, who is a party to any of the Aircraft Security Documents for that Aircraft and/or any of the Aircraft Documents for that Aircraft (Relevant Borrower Party) in the Facility Documents or any other document delivered by or on behalf of any Borrower Party under or in connection with any Facility Document is or proves to have
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been incorrect or misleading in any material respect when made or deemed to be made unless (i) if that incorrectness or misleading nature is caused by a Specified Event and can be corrected, such correction is made within ten (10) days of the Facility Agent giving notice to the Borrower or any Obligor otherwise becoming aware of the failure to comply, or (ii) if that incorrectness or misleading nature is not caused by a Specified Event and can be corrected, such correction is made within thirty (30) days of the Facility Agent giving notice to the Borrower or any Obligor otherwise becoming aware of the failure to comply; or

(o)	a Relevant Borrower Party does not comply with any provision of the Facility Documents unless (i) if that non-compliance is or is caused by a Specified Event and is capable of remedy, that non-compliance is remedied within ten (10) days of the Facility Agent giving notice to the Borrower or any Obligor otherwise becoming aware of that non-compliance, or (ii) if that non-compliance is not and is not caused by a Specified Event and is capable of remedy, that non-compliance is remedied within thirty (30) days of the Facility Agent giving notice to the Borrower or any Obligor otherwise becoming aware of that non-compliance; or

(p)	if that Aircraft is subject to an owner trust structure, the Owner Trustee for that Aircraft repudiates a Facility Document or evidences an intention to repudiate a Facility Document.
Aircraft Manufacturer means in relation to an Aircraft the company identified as such in Schedule 7.

Aircraft Mortgage means in relation to an Aircraft the mortgage over that Aircraft in the Agreed Form between the Owner for that Aircraft and/or the Owner Trustee for that Aircraft (as applicable) and the Security Trustee, together the Aircraft Mortgages.

Aircraft Security Documents means in relation to an Aircraft together:
(a)	the Aircraft Mortgage for that Aircraft;

(b)	the Obligor Assignment for that Aircraft;

(c)	the Owner Trustee Assignment for that Aircraft (if any);

(d)	the Operator Notice and Acknowledgment for that Aircraft;

(e)	the Operator Guarantor Notice and Acknowledgment for that Aircraft (if any);

(f)	the Insurance Notice for that Aircraft;

(g)	the Owner Trustee Notice and Acknowledgment for that Aircraft (if any);

(h)	the Intermediate Lessor Notice and Acknowledgment for that Aircraft (if any);

(i)	each other notice and/or acknowledgment of assignment (if any) from time to time issued pursuant to clause 5.6 or 5.7 of the Obligor Assignment for that Aircraft and/or clause 5.5 or 5.6 of the Owner Trustee Assignment for that Aircraft (if any);

(j)	the Subordination Acknowledgment for that Aircraft (if any);

(k)	the Quiet Enjoyment Undertaking for that Aircraft (if any),
and any other document designated as such by the Facility Agent and the Borrower, individually an Aircraft Security Document.

Airframe means, in respect of an Aircraft, the airframe (except for the Engines) more particularly identified in the Operating Lease for that Aircraft, including all Parts from time to time
Facility Agreement — Execution Version

installed in or on the airframe and all Replacement Parts from time to time installed in or on the airframe and all Parts which are for the time being detached from the airframe but remain the property of the Owner for that Aircraft or the Owner Trustee for that Aircraft (as applicable).

Airframe Warranties Agreement means in relation to an Aircraft the airframe warranties agreement (if any) together with all (if any) notices, acknowledgments and consents related thereto between the Airframe Manufacturer for that Aircraft, the Security Trustee and all or any of the Lessor for that Aircraft, the Owner for that Aircraft and/or the Owner Trustee for that Aircraft (as applicable), and the Operator for that Aircraft, together the Airframe Warranties Agreements.

Applicable Law means all applicable:
(a)	laws, bye-laws, statutes, decrees, acts, codes, legislation, treaties, conventions and similar instruments and, in respect of any of the foregoing, any instrument passed in substitution therefor or re-enactment thereof or for the purposes of consolidation thereof with any other instrument or instruments;

(b)	final judgments, orders, determinations or awards of any court from which there is no right of appeal or if there is a right of appeal that appeal is not prosecuted within the allowable time; and

(c)	rules and regulations of any Government Entity.
Applicable Sanction means any sanction issued pursuant to any United Nations Sanctions Order, European Union imposed sanction, US Export Controls, the United Kingdom Export of Goods (Control) Act 2002, the European Communities Act 1972 or any similar or corresponding legislation then in effect in the Federal Republic of Germany, or any statutory modification or re-enactment thereof or successor thereto (including orders, provisions or regulations pursuant to any of the foregoing), together Applicable Sanctions.

Appraisal means in relation to an Aircraft:
(a)	the Initial Appraisal for that Aircraft; and

(b)	each subsequent desktop appraisal of the Current Market Value for that Aircraft produced by the Appraiser at least ten (10) Business Days before each LTVR Test Date other than the first LTVR Test Date.
Appraiser means Ascend or such other internationally recognised aircraft appraiser as may from time to time be agreed by the Borrower and the Facility Agent.

Approved Change in Structure has the meaning given to that expression in the DPP.

Approved Hedging Agreement means a hedging agreement permitted or required by the Hedging Policy in the form of an ISDA interest rate swap, cap, collar or other interest rate hedging agreement in the Agreed Form between the Borrower and the Approved Hedging Provider, including all schedules and confirmations whether written or oral, together the Approved Hedging Agreements.

Approved Hedging Provider means HSH Nordbank AG or such other person, in its capacity as hedging provider under an Approved Hedging Agreement, as may be agreed by the Borrower and the Facility Agent, together the Approved Hedging Providers.

Authorisation means an authorisation, consent, approval, resolution, licence, exemption, filing, notarisation or registration.

Availability Period means the period from and including the date of this Agreement to and including the date falling three (3) months after the date of this Agreement.
Facility Agreement — Execution Version

Available Amount means in relation to any Aircraft the amount which is equal to the LTVR Ratio of the Current Market Value of that Aircraft as at the Utilisation Date in respect of the Loan for that Aircraft.

Available Commitment means a Lender’s portion of the Total Available Commitments.

Available Facility means the aggregate for the time being of each Lender’s Available Commitment.

Aviation Authority means in relation to an Aircraft the Government Entity which under the laws of the State of Registration for that Aircraft has from time to time:
(a)	control or supervision of civil aviation in the State of Registration; and/or

(b)	jurisdiction over the registration, airworthiness or operation of or other similar matters relating to that Aircraft.
Basel 2 Accord means the International Convergence of Capital Measurement and Capital Standards, a Revised Framework published by the Basel Committee on Banking Supervision in June 2004 in the form existing on the date of this Agreement.

Basel 2 Approach means in relation to any Lender either the Standardised Approach or the relevant Internal Ratings Based Approach (each as defined in the Basel 2 Accord) adopted by that Lender (or any of its Affiliates) for the purposes of implementing or complying with the Basel 2 Accord.

Basel 2 Regulation means:
(a)	any law or regulation implementing the Basel 2 Accord; or

(b)	any Basel 2 Approach adopted by any Lender.
Beneficiaries means together the Finance Parties, the Hedging Providers and the Servicer, individually a Beneficiary.

Bermuda ROC means the Bermuda Registrar of Companies.

Borrower Parties means together the Obligors, the Servicer, the Owner Trustees and the Manager, individually a Borrower Party.

Break Costs means the amount (if any) by which:
(a)	the interest which a Lender should have received for the period from the date of receipt of all or any part of its participation in a Loan or Unpaid Sum to the last day of the current Interest Period in respect of that Loan or Unpaid Sum, had the principal amount or Unpaid Sum received been paid on the last day of that Interest Period;
exceeds:
(b)	the amount which that Lender would be able to obtain by placing an amount equal to the principal amount or Unpaid Sum received by it on deposit with a leading bank in the Relevant Interbank Market for a period starting on the Business Day following receipt or recovery and ending on the last day of the current Interest Period.
Business Day means a day (other than a Saturday or Sunday) on which banks are open for general business in London, Paris, Frankfurt and New York City.

Cape Town Convention means together the Convention and the Protocol.
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Centre of Administration means in relation to an Obligor its centre of administration for the purposes of Article 4 of the Cape Town Convention.

Change in Structure has the meaning given to that expression in the DPP.

Collection Account means the account of the Borrower into which all payments under the Operating Leases are paid, as detailed in the Accounts Pledge.

COMI means in relation to an Obligor its centre of main interest for the purposes of the Insolvency Provisions.

Commitment means:
(a)	in relation to an Original Lender, the amount set opposite its name under the heading Commitment in Schedule 2 and the amount of any other Commitment transferred to it under this Agreement; and

(b)	in relation to any other Lender, the amount of any Commitment transferred to it under this Agreement, to the extent not cancelled, reduced or transferred by it under this Agreement.

Compulsory Acquisition means in relation to an Aircraft or an Engine requisition of title or other compulsory acquisition of title (but excluding requisition for use or hire) of that Aircraft or that Engine (as the case may be) by a Government Entity.

Consolidated Text means the Consolidated Text of the Convention and the Protocol referred to in, and as set out in the Attachment to, Resolution No. 1 adopted by the Diplomatic Conference held at Cape Town at which the Convention and the Protocol were opened for signature.

Convention means the Convention on International Interests in Mobile Equipment opened for signature on 16 November 2001 at Cape Town, South Africa.

Current Market Value means in relation to an Aircraft at any time the maintenance adjusted current market value of that Aircraft as at the most recent 30 June to occur prior to that time and taking into account the maintenance status of that Aircraft as at that 30 June (as evidenced by the information concerning maintenance of the Aircraft provided to the Facility Agent or any other Finance Party pursuant to any of the Facility Documents).

Default means an Event of Default or any event or circumstance specified in clause 18 which would (with the expiry of a grace period, the giving of notice, the making of any determination under the Facility Documents or any combination of any of the foregoing) be an Event of Default.

Deregistration Power of Attorney means in relation to an Aircraft each deregistration power of attorney (if any) issued by the Operator for that Aircraft in favour of the Lessor for that Aircraft together with the deed of substitution in respect of each such deregistration power of attorney in the Agreed Form issued by that Lessor in favour of the Security Trustee, together the Deregistration Powers of Attorney.

Dollars and $ mean the lawful currency of the United States of America and in respect of all payments to be made mean funds which are for same day settlement in the New York Clearing House Interbank Payments System (or such other U.S. dollar funds as may at the relevant time be customary for the settlement of international banking transactions denominated in U.S. dollars).

DPP means the deed of proceeds and priorities in the Agreed Form between the Finance Parties, the Initial Hedging Provider, the Borrower, the Principal Guarantor and the Manager pursuant to which (amongst other things) the Security Trustee is appointed as security trustee
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for the Beneficiaries and the application of proceeds of the security created under the Facility Documents is determined.

Engine or Engines means in relation to an Aircraft:
(a)	each of the engines identified as such in Schedule 7 whether or not from time to time installed on the Airframe for that Aircraft or any other airframe unless and until title thereto is transferred to the Owner for that Aircraft or the Owner Trustee for that Aircraft (as applicable) in accordance with the requirements of the Operating Lease for that Aircraft;

(b)	any replacement engine substituted therefor which becomes the property of the Owner for that Aircraft or the Owner Trustee for that Aircraft (as applicable) in accordance with the requirements of that Operating Lease;

(c)	insofar as the same belong to the Owner for that Aircraft or the Owner Trustee for that Aircraft (as applicable), any and all Parts and Replacement Parts of whatever nature from time to time relating to an engine referred to in paragraphs (a) and (b) above, whether or not installed on or attached to that engine.
Engine Manufacturer means in relation to an Aircraft the company identified as such in Schedule 7.

Engine Warranties Agreement means in relation to an Aircraft the engine warranties agreement (if any) together with all (if any) notices, acknowledgments and consents related thereto between the Engine Manufacturer for that Aircraft, the Security Trustee and all or any of the Lessor for that Aircraft, the Owner for that Aircraft and/or the Owner Trustee for that Aircraft (as applicable), and the Operator for that Aircraft, together the Engine Warranties Agreements.

Event of Default means
(i)	any event or circumstance specified as such in clause 18; and

(ii)	any failure specified as such in clause 4.4 or 4.5.
Facility means the term loan facility made available under this Agreement as described in clause 2.

Facility Documents means together:
(a)	this Agreement;

(b)	each Utilisation Request;

(c)	the DPP;

(d)	the Fee Letters;

(e)	each Accession Deed;

(f)	the Hedging Agreements;

(g)	the Management Agreement;

(h)	the General Security Documents;

(i)	the Aircraft Security Documents for all of the Aircraft,
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and any other document designated as such by the Facility Agent and the Borrower, individually a Facility Document.

Facility Office means the office or offices notified by a Lender to the Facility Agent in writing on or before the date it becomes a Lender (or, following that date, by not less than five Business Days’ written notice) as the office or offices through which it will perform its obligations under this Agreement.

Fee Letter means each fee letter dated on or about the date of this Agreement in the Agreed Form between a Representative and the Borrower setting out any of the fees referred to in clause 11, together the Fee Letters.

Finance Party means the Facility Agent, the Security Trustee, an Arranger or a Lender, together the Finance Parties.

Financial Indebtedness means any indebtedness for or in respect of:
(a)	moneys borrowed;

(b)	any amount raised by acceptance under any acceptance credit facility or dematerialised equivalent;

(c)	any amount raised pursuant to any note purchase facility or the issue of bonds, notes, debentures, loan stock or any similar instrument;

(d)	the amount of any liability in respect of any lease or hire purchase contract which would, in accordance with US GAAP, be treated as a finance or capital lease;

(e)	receivables sold or discounted (other than any receivables to the extent they are sold on a non-recourse basis);

(f)	any amount raised under any other transaction (including any forward sale or purchase agreement) having the commercial effect of a borrowing;

(g)	any derivative transaction entered into in connection with protection against or benefit from fluctuation in any rate or price (and, when calculating the value of any derivative transaction, only the marked to market value shall be taken into account);

(h)	any counter-indemnity obligation in respect of a guarantee, indemnity, bond, standby or documentary letter of credit or any other instrument issued by a bank or financial institution; and

(i)	the amount of any liability in respect of any guarantee or indemnity for any of the items referred to in paragraphs (a) to (h) above.
General Mandatory Prepayment Event means in relation to an Aircraft:
(a)	(i) the Servicing Agreement or any Facility Document other than the Aircraft Security Documents is terminated or expires, (ii) the Servicing Agreement or any Facility Document other than the Aircraft Security Documents ceases to be valid or enforceable or otherwise in full force and effect in accordance with its terms, except to the extent that the relevant invalidity or unenforceability was stated, by way of an express provision in any of the legal opinions referred to in Schedule 3, to exist as at the date of that legal opinion, or (iii) it is or becomes unlawful for an Obligor to perform any of its obligations under the Servicing Agreement or any Facility Document other than the Aircraft Security Documents and, in each case, the Servicing Agreement or that Facility Document (as applicable) is not immediately replaced by an equivalent document in the Agreed Form and between the same parties or such other parties as may be approved by the Security Trustee; or
Facility Agreement — Execution Version

(b)	any consent, authorisation, licence, certificate or approval of or registration with or declaration to any Government Entity required in connection with the Servicing Agreement or any Facility Document other than the Aircraft Security Documents which is material to the ability of any Obligor to perform its obligations under the Facility Documents (including any authorisation required by that Obligor to authorise, or required in connection with, the execution, delivery, validity, enforceability or admissibility in evidence of the Servicing Agreement or those Facility Documents or the performance by that Obligor of its obligations under the Facility Documents) is modified in a manner unacceptable to the Facility Agent (acting reasonably) or is withheld, or is revoked, suspended, cancelled, withdrawn, terminated or not renewed, or otherwise ceases to be in full force and effect, unless the same is rectified within ten (10) days of its occurrence; or

(c)	any Security other than Permitted Security arises or is created over or with respect to any of the assets, interests and rights over which Security is created by the Facility Documents other than the Aircraft Security Documents by or through or as a result of any act or omission of any person other than a Borrower Party and that Security is not released as soon as practicable and in any event within thirty (30) days after any Obligor becomes aware of that Security; or

(d)	the Manager ceases to be the manager under the Management Agreement unless another person approved by the Security Trustee (in its absolute discretion) immediately becomes the manager under the Management Agreement.
General Security Documents means together:
(a)	the Hedging Assignments;

(b)	the Hedging Provider Notices and Acknowledgments;

(c)	the Share Charges;

(d)	the Accounts Pledge;

(e)	the Servicing Assignment;

(f)	the Servicer Notice,
and any other document designated as such by the Facility Agent and the Borrower, individually a General Security Document.

GLS Recourse Party means any member of the Group whose obligations are guaranteed by the Principal Guarantor or in respect of whose obligations any other person has recourse to the Principal Guarantor, together the GLS Recourse Parties.

Government Entity means:
(a)	any supra-national, national, state or local government or governmental entity;

(b)	any board, commission, department, division, courts or agency or political sub-division thereof, howsoever constituted; and

(c)	any association, organisation or institution (international or otherwise) of which any entity mentioned in paragraphs (a) and (b) above is a member or to whose jurisdiction it is subject or in whose activities it is a participant.
Group means the Principal Guarantor and its Subsidiaries for the time being including Genesis Funding Limited and Genesis Acquisition Limited.
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Guaranteed Financial Indebtedness means Financial Indebtedness of any person who is guaranteed by the Principal Guarantor or in respect of whom any other person has recourse to the Principal Guarantor.

Guarantors means together the Principal Guarantor, the Lessors and the Owners, individually a Guarantor.

Hedging Agreements means together the Initial Hedging Agreement and each additional or substitute Approved Hedging Agreement, individually a Hedging Agreement.

Hedging Assignments means together the Initial Hedging Assignment and each Additional Hedging Assignment, individually a Hedging Assignment.

Hedging Policy means the hedging policy described in Schedule 4 to the DPP.

Hedging Provider Notices and Acknowledgments means together the Initial Hedging Provider Notice and Acknowledgment and each Additional Hedging Provider Notice and Acknowledgment, individually a Hedging Provider Notice and Acknowledgment.

Hedging Providers means together the Initial Hedging Provider and each other Approved Hedging Provider, individually a Hedging Provider.

Holding Company means, in relation to a company or corporation, any other company or corporation in respect of which it is a Subsidiary.

IFRS means international accounting standards within the meaning of the IAS Regulation 1606/2002 to the extent applicable to the relevant financial statements.

Initial Aircraft Documents means in relation to an Aircraft the documents identified as such in Schedule 6 to the DPP.

Initial Appraisal means in relation to an Aircraft a desktop appraisal of the Current Market Value for that Aircraft as at 30 June 2008 produced by the Appraiser prior to the first Utilisation under this Agreement.

Initial Hedging Agreement means the ISDA Master Agreement and the schedule to the ISDA Master Agreement dated on or about the date hereof and the confirmation in respect of a trade dated on or about the date of the Utilisation Request, each between the Initial Hedging Provider and the Borrower.

Initial Hedging Assignment means the hedging assignment in the Agreed Form between the Borrower and the Security Trustee pursuant to which the Borrower assigns to the Security Trustee its rights under the Initial Hedging Agreement.

Initial Hedging Provider means HSH Nordbank AG.

Initial Hedging Provider Notice and Acknowledgment means the notice and acknowledgment in the Agreed Form between the Borrower, the Initial Hedging Provider and the Security Trustee pursuant to which the Borrower notifies the Initial Hedging Provider of the assignment effected to the Security Trustee pursuant to the Initial Hedging Assignment and the Initial Hedging Provider acknowledges that notice and provides certain undertakings direct to the Security Trustee.

Initial Lessors means together the companies listed in Part 4 of Schedule 1, individually an Initial Lessor.

Initial Obligors means together the Borrower and the Principal Guarantor, individually an Initial Obligor.
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Initial Operating Lease means in relation to an Aircraft the lease identified as such in Schedule 8.

Initial Operator means in relation to an Aircraft the company identified as such in Schedule 7.

Initial Operator Guarantee means in relation to an Aircraft the guarantee (if any) identified as such in Schedule 8.

Initial Operator Guarantor means in relation to an Aircraft the company (if any) identified as such in Schedule 7.

Initial Owner Trustees means together the companies listed in Part 5 of Schedule 1, individually an Initial Owner Trustee.

Initial Owners means together the companies listed in Part 3 of Schedule 1, individually an Initial Owner.

Initial State of Registration means in relation to an Aircraft the state or country identified as such in Schedule 7.

Insolvency Event means any event or circumstance specified in clauses 18.5, 18.6, 18.7 and 18.8, together Insolvency Events.

Insolvency Provisions means the Cross-Border Insolvency Regulations 2006 (SI 2006/1030) (Cross-Border Regulations) and the Council Regulation (EC) No. 1346/2000 of 29 May 2000 on insolvency proceedings (OJ 2000 L160/1) (Insolvency Regulation).

Insurance Assignment means in relation to an Aircraft together:
(a)	the insurance assignment (if any) between the Operator for that Aircraft and the Lessor for that Aircraft pursuant to which that Operator assigns to that Lessor its rights under the Insurances for that Aircraft; and

(b)	the notice of assignment issued by that Operator pursuant to which it notifies the Insurers for that Aircraft of the assignment in respect of the Insurances for that Aircraft effected pursuant to the insurance assignment referred to in paragraph (a) above, together the Insurance Assignments.

Insurance Notice means in relation to an Aircraft the notice in the Agreed Form issued by the Security Trustee, the Lessor for that Aircraft, the Owner for that Aircraft (if different) and the Owner Trustee for that Aircraft (if any) pursuant to which they notify the Insurers for that Aircraft of the assignments in respect of the Insurances for that Aircraft effected pursuant to the Obligor Assignment for that Aircraft and the Owner Trustee Assignment for that Aircraft (if any), together the Insurance Notices.

Insurances means in relation to an Aircraft any and all contracts or policies of insurance taken out in respect of that Aircraft or any part thereof and required to be effected and maintained in accordance with this Agreement.

Insurer means in relation to an Aircraft each insurer and broker with whom the Insurances for that Aircraft or any part thereof are placed from time to time.

Interest Period means, in relation to a Loan, each period determined in accordance with clause 9 and, in relation to an Unpaid Sum, each period determined in accordance with clause 8.3.

Intermediate Lease means in relation to an Aircraft which is subject to an intermediate lease structure the aircraft lease agreement between the Owner for that Aircraft and/or the Owner Trustee for that Aircraft (as applicable) and the Lessor for that Aircraft pursuant to which that
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Owner and/or that Owner Trustee (as applicable) agrees to lease that Aircraft to that Lessor, together the Intermediate Leases.

Intermediate Lessor means each Lessor which is party to an Intermediate Lease as lessee.

Intermediate Lessor Notice and Acknowledgment means in relation to an Aircraft for which there is an Intermediate Lease the notice and acknowledgment in the Agreed Form between the Owner for that Aircraft and/or the Owner Trustee for that Aircraft (as applicable), the Lessor for that Aircraft and the Security Trustee pursuant to which that Owner and/or that Owner Trustee (as applicable) notifies that Lessor of the assignment effected to the Security Trustee pursuant to the Obligor Assignment for that Aircraft and/or the Owner Trustee Assignment for that Aircraft (as applicable) and that Lessor acknowledges that notice and provides certain undertakings direct to the Security Trustee, together the Intermediate Lessor Notices and Acknowledgments.

Irish CRO means the Irish Companies Registration Office.

Lender means:
(a)	any Original Lender; and

(b)	any bank, financial institution, trust, fund or other entity which has become a Party in accordance with clause 22, which in each case has not ceased to be a Party in accordance with the terms of this Agreement.

Lessee Event means:
(a)	a Borrower Party does not comply with any provision of the Facility Documents or the Servicing Agreement (other than those referred to in clause 18.1, clause 18.2.1 and clause 18.2.2) and that non-compliance is or is caused by a Third Party Event; or

(b)	an Aircraft is operated in breach of any Applicable Law or Applicable Sanction as a result of a Third Party Event (unless that breach is or results in an Aircraft Mandatory Prepayment Event pursuant to paragraph (f)(2) of the definition thereof).
Lessor Seller means Genesis Acquisition Limited.

Lessors means together each Initial Lessor and each Additional Obligor under an Approved Change in Structure which leases an Aircraft to an Operator, individually a Lessor.

LIBOR means, in relation to any Loan:
(a)	the applicable Screen Rate; or

(b)	(if no Screen Rate is available for Dollars for the Interest Period of that Loan) the arithmetic mean of the rates (rounded upwards to four decimal places) as supplied to the Facility Agent at its request quoted by the Reference Banks to leading banks in the London interbank market, as of 11:00 am (London time) on the Quotation Day for the offering of deposits in Dollars and for a period comparable to the Interest Period for that Loan.

Liquidity Reserve Account means the account of the Borrower into which the cash collateral referred to in paragraph 4(h) of Part 1 of Schedule 3 is paid, as detailed in the Accounts Pledge.

Loan means a loan made or to be made under the Facility or the principal amount outstanding for the time being of that loan, each in respect of one Aircraft.
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LTVR Ratio means:
(a)	in relation to each LTVR Test Date or other date which occurs on or prior to the date falling four (4) years after the end of the Availability Period, seventy five per cent. (75%);

(b)	in relation to each LTVR Test Date or other date which occurs after the date falling four (4) years after the end of the Availability Period, seventy per cent. (70%).
LTVR Test Date means each anniversary of the first Utilisation Date.

Majority Lenders has the meaning given to that expression in the DPP.

Management Agreement means the management agreement in the Agreed Form between the Borrower, the Manager and the Security Trustee pursuant to which the Manager agrees to manage the corporate affairs of the Borrower, the Lessors and the Owners.

Mandatory Cost means the percentage rate per annum calculated by the Facility Agent in accordance with Schedule 5.

Mandatory Prepayment Event means an Aircraft Mandatory Prepayment Event or a General Mandatory Prepayment Event.

Margin means one point seven five per cent. (1.75%) per annum.

Material Adverse Effect means any event or circumstance (or combination of events or circumstances) the effect of which is or will be materially adverse to:
(a)	the ability of any Obligor to perform any of its obligations under or otherwise to comply with the terms of the Facility Documents at the time and in the manner stipulated therein; or

(b)	the validity or enforceability of, or the effectiveness or ranking of any security granted or purporting to be granted pursuant to any of, the Facility Documents or the rights or remedies of any Finance Party under any of the Facility Documents;
Month means a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month, except that:
(a)	if the numerically corresponding day is not a Business Day, that period shall end on the next Business Day in that calendar month in which that period is to end if there is one, or if there is not, on the immediately preceding Business Day;

(b)	if there is no numerically corresponding day in the calendar month in which that period is to end, that period shall end on the last Business Day in that calendar month.
The above exceptions only apply to the last Month of any period.

New Structure has the meaning given to that expression in the DPP.

Obligor Assignment means in relation to an Aircraft:
(a)	the obligor assignment in the Agreed Form between the Lessor for that Aircraft and the Security Trustee pursuant to which that Lessor assigns to the Security Trustee its rights under (amongst other things) the Operating Lease for that Aircraft, the Operator Guarantee for that Aircraft (if any), the Insurance Assignment for that Aircraft (if any), the Trust Agreement for that Aircraft (if any) and the Insurances for that Aircraft; and

(b)	in relation to an Aircraft for which there is an Intermediate Lease, the obligor assignment in the Agreed Form between the Owner for that Aircraft and the Security Trustee pursuant to which that Owner assigns to the Security Trustee its rights under (amongst
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other things) that Intermediate Lease, the Trust Agreement for that Aircraft (if any) and the Insurances for that Aircraft, together the Obligor Assignments.

Obligors means together the Borrower and the Guarantors, individually an Obligor.

Off-Lease Period means in relation to an Aircraft any period during which no Operating Lease for that Aircraft is in effect.

Operating Lease means in relation to an Aircraft the Initial Operating Lease for that Aircraft or another aircraft lease agreement which complies with the Operating Lease Requirements between the Lessor for that Aircraft and the Operator for that Aircraft pursuant to which that Lessor leases that Aircraft to that Operator, together the Operating Leases.

Operating Lease Requirements has the meaning given to that expression in the DPP.

Operator means in relation to an Aircraft the Initial Operator for that Aircraft or another operator which is a Qualified Operator, together the Operators.

Operator Guarantee means in relation to an Aircraft the Initial Operator Guarantee for that Aircraft (if any) or another guarantee (if any) between the Lessor for that Aircraft and an Operator Guarantor for that Aircraft pursuant to which that Operator Guarantor guarantees all or certain of the obligations of the Operator for that Aircraft, together the Operator Guarantees.

Operator Guarantor means in relation to an Aircraft the Initial Operator Guarantor for that Aircraft (if any) or another operator guarantor for that Aircraft (if any), together the Operator Guarantors.

Operator Guarantor Notice and Acknowledgment means in relation to an Aircraft which has the benefit of an Operator Guarantee the notice and acknowledgment in the Agreed Form between the Lessor for that Aircraft and/or the Owner Trustee for that Aircraft (as applicable), the Operator Guarantor for that Aircraft and the Security Trustee pursuant to which that Lessor and/or that Owner Trustee (as applicable) notifies that Operator Guarantor of the assignments effected to the Security Trustee pursuant to the Obligor Assignment for that Aircraft and/or the Owner Trustee Assignment for that Aircraft (as applicable) and that Operator Guarantor acknowledges that notice and provides certain undertakings direct to the Security Trustee, together the Operator Guarantor Notices and Acknowledgments.

Operator Notice and Acknowledgment means in relation to an Aircraft the notice and acknowledgment in the Agreed Form between the Lessor for that Aircraft and/or the Owner Trustee for that Aircraft (as applicable), the Operator for that Aircraft and the Security Trustee pursuant to which that Lessor and/or that Owner Trustee (as applicable) notifies that Operator of the assignments effected to the Security Trustee pursuant to the Obligor Assignment for that Aircraft and/or the Owner Trustee Assignment for that Aircraft (as applicable) and that Operator acknowledges that notice and provides certain undertakings direct to the Security Trustee, together the Operator Notices and Acknowledgments.

Original Financial Statements means:
(a)	in relation to the Principal Guarantor, the audited consolidated financial statements of the Group for the financial year ended 31 December 2007; and

(b)	in relation to each other Obligor, its unaudited financial statements for its financial year ended 31 May 2008.
Owner Trustee Assignment means in relation to an Aircraft which is subject to an owner trust structure the owner trustee assignment in the Agreed Form between the Owner Trustee for that Aircraft and the Security Trustee pursuant to which that Owner Trustee assigns to the Security Trustee its rights under (amongst other things) the Operating Lease for that Aircraft, the
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Operator Guarantee for that Aircraft (if any), the Insurance Assignment for that Aircraft (if any) and the Insurances for that Aircraft, together the Owner Trustee Assignments.
Owner Trustee Notice and Acknowledgment means in relation to an Aircraft which is subject to an owner trust structure the notice and acknowledgment in the Agreed Form between the Owner for that Aircraft, the Owner Trustee for that Aircraft and the Security Trustee pursuant to which that Owner notifies that Owner Trustee of the assignment effected to the Security Trustee pursuant to the Obligor Assignment for that Aircraft and that Owner Trustee acknowledges that notice and provides certain undertakings direct to the Security Trustee, together the Owner Trustee Notices and Acknowledgments.

Owner Trustees means together each Initial Owner Trustee and each other owner trustee in respect of an Aircraft under an Approved Change in Structure which holds legal title to that Aircraft on trust for the Owner for that Aircraft, individually an Owner Trustee.

Owners means together each Initial Owner and each Additional Obligor under an Approved Change in Structure which is the legal and beneficial owner of an Aircraft or, in the case of an Aircraft which is subject to an owner trust structure, the beneficial owner of that Aircraft, individually an Owner.

Part means in relation to an Aircraft each module, appliance, part, accessory, instrument, furnishing and other item of equipment of whatsoever nature, other than a complete Engine or engine, which at any time of determination is incorporated or installed in or attached to the Airframe for that Aircraft or any Engine for that Aircraft and title is vested in the Owner for that Aircraft, or has been removed from that Airframe or any of those Engines but title remains vested in that Owner.

Participating Member State means any member state of the European Union that adopts or has adopted the euro as its lawful currency in accordance with legislation of the European Community relating to Economic and Monetary Union.

Party means a party to this Agreement.

Permitted Security means in relation to an Aircraft:
(a)	any Security for Taxes if (i) such Taxes are not due and payable, or (ii) the obligation to pay such Taxes is being contested in good faith by appropriate proceedings and adequate reserves have been made therefor;

(b)	any repairer’s, carrier’s or hangar keeper’s, warehousemen’s, mechanic’s, materialmen’s or employee’s Security or other equivalent Security in respect of that Aircraft arising in the ordinary course of business by operation of law or any engine or parts-pooling arrangements in respect of that Aircraft or other similar Security;

(c)	any Security for any air navigation authority, airport tending, gate or handling (or similar) charges or levies arising in the ordinary course of business in respect of that Aircraft;

(d)	any permitted lien or encumbrance as defined under the Operating Lease for that Aircraft other than any such permitted lien or encumbrance which represents Security created by or through an Obligor;

(e)	the respective rights of the parties under the Facility Documents;

(f)	Security arising out of any judgment or amount with respect to which an appeal or proceeding for review is being prosecuted in good faith by appropriate proceedings diligently conducted and with respect to which a stay of execution is in effect, and such stay is effectively bonded;

(g)	deposits and other Security to secure the performance of bids, trade contracts (other than for Financial Indebtedness), leases, letters of credit, statutory obligations, surety and
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appeal bonds, performance bonds and other obligations of a like nature in respect of that Aircraft in the ordinary course of business, including with respect to the repossession of that Aircraft or other enforcement action in respect of the Operating Lease for that Aircraft;

(h)	any Security created by or through or arising from any debt or liabilities or any act or omission of the Operator for that Aircraft in each case either in contravention of the Operating Lease for that Aircraft (whether or not that Operating Lease has been terminated) or without the consent of the Lessor for that Aircraft;

(i)	any Security of an Insurer for that Aircraft for salvage;

(j)	Security created as part of an Approved Change in Structure; and

(k)	any other Security with respect to that Aircraft not referred to in paragraphs (a) to and including (j) above which could not reasonably be expected to have a Material Adverse Effect and which does not secure debt, obligations and/or liabilities in excess of individually the lesser of (i) $250,000, and (ii) 0.25% of the then Current Market Value of that Aircraft.
Permitted Sublease means in relation to an Aircraft an aircraft lease agreement which complies with the Operating Lease Requirements between the Operator for that Aircraft and a Permitted Sublessee for that Aircraft pursuant to which that Operator leases that Aircraft to that Permitted Sublessee, together the Permitted Subleases.

Permitted Sublessee means in relation to an Aircraft an operator which is a Qualified Operator, together the Permitted Sublessees.

Protocol means the Protocol to the Convention on Matters Specific to Aircraft Equipment opened for signature on 16 November 2001 at Cape Town, South Africa.

Qualified Operator has the meaning given to that expression in the DPP.

Qualifying Lender means a person:
(a)	(i) that is a body corporate, (ii) which, by virtue of the law of a Relevant Territory, is resident for the purposes of tax in that Relevant Territory; and (iii) to which the interest payments under this Agreement are not made in connection with a trade or business carried on by such person through a branch or agency in Ireland; or

(b)	which is a bank carrying on a bona fide banking business in Ireland within the meaning of Section 246(3)(a) of the Irish Taxes Consolidation Act 1997.
Quiet Enjoyment Undertaking means in relation to an Aircraft a quiet enjoyment undertaking in the Agreed Form from the Security Trustee and the Owner for that Aircraft and/or the Owner Trustee for that Aircraft (as applicable) to the Operator for that Aircraft, together the Quiet Enjoyment Undertakings.

Quotation Day means, in relation to any period for which an interest rate is to be determined, two Business Days before the first day of that period unless market practice differs in the Relevant Interbank Market in which case the Quotation Day will be determined by the Facility Agent in accordance with market practice in the Relevant Interbank Market (and if quotations would normally be given by leading banks in the Relevant Interbank Market on more than one day, the Quotation Day will be the last of those days).

Reference Banks means the principal London offices of Citibank, N.A., Deutsche Bank AG and JPMorgan Chase Bank, N.A. or such other banks as may be appointed by the Facility Agent in consultation with the Borrower.

Relevant Interbank Market means the London interbank market.
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Relevant Territory means either (a) a Member State of the European Community (other than Ireland) or (b) a territory which has concluded a double-tax treaty with Ireland which has force of law in Ireland and such relevant territory.

Repayment Amount means in relation to a Repayment Date and the Loan for an Aircraft the amount listed opposite that Repayment Date in the third column of that Part of Schedule 9 which relates to that Loan.

Repayment Date means each of the dates listed in the first column of each Part of Schedule 9.

Repeating Representations means each of the representations set out in clause 19 other than those set out in clauses 19.7, 19.8, 19.9, 19.11, 19.13, 19.14, 19.15 and 19.16.

Replacement Part means in relation to an Aircraft or an Engine any part installed on, incorporated in or attached to that Aircraft or that Engine as a replacement part pursuant to the provisions of the Operating Lease for that Aircraft or the Aircraft to which that Engine relates (as applicable) and title to which has vested in the Owner for that Aircraft or the Owner Trustee for that Aircraft (as applicable) in accordance with the requirements of that Operating Lease.

Representatives means together the Facility Agent, the Security Trustee and the Arrangers, individually a Representative.

Screen Rate means the British Bankers’ Association Interest Settlement Rate for Dollars for the relevant period, displayed on the appropriate page of the Reuters screen. If the agreed page is replaced or service ceases to be available, the Facility Agent may specify another page or service displaying the appropriate rate after consultation with the Borrower and the Lenders.

Security means a mortgage, charge, pledge, lien or other security interest securing any obligation of any person or any other agreement or arrangement having a similar effect.

Servicer means in relation to an Aircraft GE Commercial Aviation Services Limited and any replacement servicer approved by the Security Trustee pursuant to paragraph (e) of the definition of Aircraft Mandatory Prepayment Event.

Servicer Notice means the notice in the Agreed Form from the Borrower to the Servicer pursuant to which the Borrower notifies the Servicer of the assignment effected to the Security Trustee pursuant to the Servicing Assignment and any additional servicer notice entered into pursuant to paragraph (e) of the definition of Aircraft Mandatory Prepayment Event.

Servicer Payments has the meaning given to that expression in the DPP.

Servicer Report has the meaning given to that expression in the DPP.

Servicing Agreement means the servicing agreement in the Agreed Form between the Servicer and the Borrower and any replacement servicing agreement approved by the Security Trustee pursuant to paragraph (e) of the definition of Aircraft Mandatory Prepayment Event.

Servicing Assignment means the servicing agreement assignment in the Agreed Form between the Borrower and the Security Trustee pursuant to which the Borrower assigns to the Security Trustee its rights under the Servicing Agreement and any additional servicing assignment entered into pursuant to paragraph (e) of the definition of Aircraft Mandatory Prepayment Event.

Share Charge means in relation to the Borrower, a Lessor or an Owner a charge over all of the shares in the Borrower or that Lessor or that Owner (as applicable) in the Agreed Form between the Shareholders of the Borrower or that Lessor or that Owner (as applicable) and the Security Trustee, together the Share Charges.

Shareholders means:
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(a)	in relation to each of the Lessors and the Owners, the Borrower;

(b)	in relation to the Borrower, the Principal Guarantor.
Specified Event means:
(a)	any breach by any Borrower Party of any of the provisions of clauses 8, 18 and 19 of the DPP and clauses 21.1, (other than as a result of involuntary insolvency proceedings) 21.3 and 21.5 of this Agreement; or

(b)	the fraudulent or wilful misconduct or gross negligence of any Borrower Party with respect to any aspect of the transactions contemplated by, or the performance of any of its obligations under or any representation or warranty made or given by it under, the Facility Documents.
State of Registration means in relation to an Aircraft the Initial State of Registration for that Aircraft or another state or country in which the Aircraft is registered which complies with the requirements of clause 3.3 of the DPP.

Subordination Acknowledgment means in relation to an Aircraft a subordination acknowledgment (if any) issued by a Permitted Sublessee for that Aircraft to the Security Trustee.

Subsidiary means any company or entity directly or indirectly controlled by another person, for which purpose control means either the ownership of more than fifty per cent. (50%) of the voting share capital (or equivalent right of ownership) of such company or entity or the power to direct its policies and management whether by contract or otherwise.

Tax means any tax, levy, impost, duty or other charge or withholding of a similar nature (including any penalty or interest payable in connection with any failure to pay or any delay in paying any of the same), and Taxes and Taxation shall be construed accordingly.

Technical Records means in relation to an Aircraft all technical data, manuals, computer records, logbooks and other records required to be maintained pursuant to any Applicable Law in relation to that Aircraft or any of its Engines or any of its Parts.

Termination Date means the date falling seven (7) years after the date of this Agreement.

Third Party Event means in relation to an Aircraft:
(a)	any act or omission of the Operator for that Aircraft;

(b)	any act or omission of any other party (other than a Borrower Party or an Affiliate of a Borrower Party) which has possession of that Aircraft or any of its Engines for the purposes of repair, maintenance, modification or storage; or

(c)	any requisition, seizure or confiscation of that Aircraft by any Government Entity, in each case, other than at the request or direction of a Borrower Party or an Affiliate of a Borrower Party or as a result of any breach by a Borrower Party of any of its obligations under the Transaction Documents to which it is a party and/or Applicable Law.

Total Commitments means the aggregate amount of the Commitments being two hundred and fifty million Dollars ($250,000,000) at the date of this Agreement.

Total Available Commitments means the Total Commitments minus:
(a)	the mark to market liability of the Borrower under the Initial Hedging Agreement determined as at the date of the first Utilisation Request by reference to the first Utilisation Date;
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(b)	the amount of any outstanding Loans; and

(c)	in relation to any proposed Utilisation, the amount of any Loans that are due to be made on or before the proposed Utilisation Date.
Total Loss means in relation to an Aircraft, Airframe or Engine:
(a)	its actual, constructive, compromised, arranged or agreed total loss (including any damage thereto or requisition for use or hire which results in an insurance settlement on the basis of a total loss); or

(b)	its destruction, damage beyond repair or being rendered permanently unfit for normal use for any reason whatsoever; or

(c)	the requisition of title or other Compulsory Acquisition of that Aircraft, Airframe or Engine by any Government Entity (whether de jure or de facto), but excluding requisition for use or hire not involving requisition of title; or

(d)	the hi-jacking, theft, disappearance, confiscation, detention, seizure, deprivation or requisition for use or hire of that Aircraft, Airframe or Engine which deprives any person permitted by this Agreement to have possession and/or use of that Aircraft, Airframe or Engine of its possession and/or use for more than one hundred and eighty (180) consecutive days, and a Total Loss of an Aircraft shall be deemed to have occurred if a Total Loss occurs with respect to its Airframe.

Total Loss Payment Date means in relation to a Total Loss the earlier of:
(a)	one hundred and eighty (180) days after that Total Loss occurs; and

(b)	the date of receipt of the relevant Total Loss Proceeds.
Total Loss Proceeds means in relation to an Aircraft the proceeds of the hull Insurances for that Aircraft with respect to a Total Loss of that Aircraft or any compensation for the Compulsory Acquisition of that Aircraft.

Transaction Documents means together the Facility Documents, the Servicing Agreement and the Aircraft Documents, individually a Transaction Document.

Transfer Certificate means a certificate substantially in the form set out in Schedule 6 or any other form agreed between the Facility Agent and the Borrower.

Transfer Date means, in relation to a transfer, the later of:
(a)	the proposed Transfer Date specified in the Transfer Certificate; and

(b)	the date on which the Facility Agent executes the Transfer Certificate.
Trust Agreement means in relation to an Aircraft which is subject to an owner trust structure the trust agreement between the Owner Trustee for that Aircraft and the Lessor for that Aircraft or the Owner for that Aircraft pursuant to which that Owner Trustee holds legal title to that Aircraft on trust for that Lessor or that Owner (as applicable) as beneficiary, together the Trust Agreements.

Unpaid Sum means any sum due and payable but unpaid by an Obligor under the Facility Documents.

US GAAP means generally accepted accounting principles in the United States of America including IFRS.
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Utilisation means a utilisation of the Facility.

Utilisation Date means the date of a Utilisation, being the date on which the relevant Loan is to be made.

Utilisation Request means a notice substantially in the form set out in Schedule 4.

VAT means value added tax as provided for in the Value Added Tax Act 1994 and any other tax of a similar nature.
1.2	Construction

1.2.1	Unless a contrary indication appears, any reference in this Agreement to:
(a)	any Party or any other person shall be construed so as to include its successors in title, permitted assigns and permitted transferees;

(b)	assets includes present and future properties, revenues and rights of every description;

(c)	a Facility Document or any other agreement or instrument is a reference to that Facility Document or other agreement or instrument as amended, novated, supplemented, extended or restated;

(d)	indebtedness includes any obligation (whether incurred as principal or as surety) for the payment or repayment of money, whether present or future, actual or contingent;

(e)	a person includes any individual, firm, company, corporation, government, state or agency of a state or any association, trust, joint venture, consortium or partnership (whether or not having separate legal personality);

(f)	a regulation includes any regulation, rule, official directive, request or guideline (whether or not having the force of law) of any governmental, intergovernmental or supranational body, agency, department or regulatory, self-regulatory or other authority or organisation;

(g)	including means including without limitation;

(h)	a provision of law is a reference to that provision as amended or re-enacted;

(i)	a time of day is a reference to London time; and

(j)	a provision of the Cape Town Convention will, unless it is specifically stated to be a reference to a provision of the Convention or, as the case may be, the Protocol, be a reference, whether stated or not, to the relevant provision of the Consolidated Text, and reference to any provision of the Consolidated Text shall include a reference to the provision(s) of the Convention and/or the Protocol from which such provision(s) is/are derived.
1.2.2	Section, clause and schedule headings are for ease of reference only.

1.2.3	Unless a contrary indication appears, a term used in any other Facility Document or in any notice given under or in connection with any Facility Document has the same meaning in that Facility Document or notice as in this Agreement.

1.2.4	A Default (other than an Event of Default) is continuing if it has not been remedied or waived and an Event of Default is continuing if it has not been remedied or waived.
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1.3	Third party rights

A person who is not a Party has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or enjoy the benefit of any term of this Agreement.

2	The Facility

2.1	The Facility

2.1.1	Subject to the terms of this Agreement, the Lenders make available to the Borrower a Dollar term loan facility in an aggregate amount equal to the Total Commitments for Utilisation during the Availability Period.

2.1.2	The Facility shall be utilised by up to eleven (11) Loans one in respect of each Aircraft.

2.2	Finance Parties’ rights and obligations

2.2.1	The obligations of each Finance Party under the Facility Documents are several. Failure by a Finance Party to perform its obligations under the Facility Documents does not affect the obligations of any other Party under the Facility Documents. No Finance Party is responsible for the obligations of any other Finance Party under the Facility Documents.

2.2.2	The rights of each Finance Party under or in connection with the Facility Documents are separate and independent rights and any debt arising under the Facility Documents to a Finance Party from an Obligor shall be a separate and independent debt.

2.2.3	A Finance Party may, except as otherwise stated in the Facility Documents, separately enforce its rights under the Facility Documents other than the General Security Documents and the Aircraft Security Documents.

3	Purpose

3.1	Purpose

The Borrower shall apply the full amount of each Loan in or towards the refinancing of the Aircraft to which that Loan relates.

3.2	Monitoring

No Finance Party is bound to monitor or verify the application of any amount borrowed pursuant to this Agreement.

3.3	Borrower confirmation

The Borrower confirms that it is the beneficiary (within the meaning of Section 8 of the German Money Laundering Act (Gesetz über das Aufspüren von Gewinnen aus schweren Straftaten (Geldwäschegesetz)) for each part of each Loan made or to be made available to it. It will promptly inform the Lenders (by written notice to the Facility Agent) if it is not, or ceases to be, the beneficiary and will then set down in writing the name and the address of the beneficiary.

4	Conditions of Utilisation

4.1	Conditions precedent to first Utilisation

The Borrower may not deliver any Utilisation Request unless the Facility Agent has received all of the documents and other evidence listed in Part 1 of Schedule 3 in form and substance satisfactory to the Facility Agent. The Facility Agent shall notify the Borrower and the Lenders promptly upon being so satisfied.
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4.2	Conditions precedent to all Utilisations

The Borrower may not deliver a Utilisation Request in relation to an Aircraft unless the Facility Agent has received all of the documents and other evidence listed in Part 2 of Schedule 3 for that Aircraft in form and substance satisfactory to the Facility Agent. The Facility Agent shall notify the Borrower and the Lenders promptly upon being so satisfied.

4.3	Further conditions precedent

The Lenders will only be obliged to comply with clause 5.4 if on the date of the Utilisation Request and on the proposed Utilisation Date:

4.3.1	no Default is continuing or would result from the proposed Loan; and

4.3.2	all Repeating Representations to be made by each Obligor are true in all material respects.

4.4	Conditions subsequent

The Borrower shall provide to the Facility Agent all of the documents and other evidence listed in Part 3 of Schedule 3 by the date indicated in Part 3 of Schedule 3 and failure to do so shall constitute an immediate Event of Default.

4.5	Conditional Waivers

In the event that, notwithstanding that one or more conditions precedent (referred to in clauses 4.1 to 4.3 above) are not satisfied when required, the Lenders (at their discretion) agree to advance any Loan subject to conditions (specified by the Facility Agent to the Borrower), then failure to satisfy such conditions by the date specified shall constitute an immediate Event of Default.

5	Utilisation

5.1	Delivery of a Utilisation Request

The Borrower may draw down a Loan by delivering to the Facility Agent a duly completed Utilisation Request for that Loan not later than 11:00 am (London time) three (3) Business Days prior to the proposed Utilisation Date.

5.2	Completion of a Utilisation Request

5.2.1	Each Utilisation Request is irrevocable and will not be regarded as having been duly completed unless:
(a)	the proposed Utilisation Date is a Business Day within the Availability Period;

(b)	the currency and amount of the Loan comply with clause 5.3; and

(c)	the Utilisation Request identifies the Aircraft to which the Loan relates.
5.2.2	Any number of Loans may be requested in each Utilisation Request.

5.3	Currency and amount

5.3.1	The currency specified in a Utilisation Request must be Dollars.

5.3.2	The amount of any proposed Loan for an Aircraft must be not more than the lesser of the Available Facility and the Available Amount for that Aircraft.
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5.4	Lenders’ participation

5.4.1	If the conditions set out in this Agreement have been met, each Lender shall make its participation in each Loan available by the Utilisation Date through its Facility Office.

5.4.2	The amount of each Lender’s participation in each Loan will be equal to the proportion borne by its Available Commitment to the Available Facility immediately prior to making that Loan.

5.4.3	The Facility Agent shall notify each Lender of the amount of each Loan and the amount of its participation in that Loan by not later than 9:00 am (London time) two (2) Business Days prior to the proposed Utilisation Date.

5.5	Cancellation of Commitment

The Total Commitments and each Lender’s Commitment shall be immediately cancelled at the end of the Availability Period.

5.6	Replacement schedules

Promptly following each Utilisation Date, the Facility Agent shall produce schedules to replace the schedules in Schedule 9 which will reflect the actual amount of the Loans and the Total Available Commitments. Upon delivery of those replacement schedules to the Borrower, those schedules shall be deemed for all purposes of the Facility Documents to replace the then current schedules in Schedule 9.

6	Repayment

6.1	Repayment of Loans

The Borrower shall repay each of the Loans by instalments on each Repayment Date. The amount of each such instalment for a Loan shall be the Repayment Amount for that Loan and that Repayment Date.

6.2	Balloon

The Borrower shall repay in full the principal amount of all of the Loans then outstanding on the Termination Date.

6.3	Reborrowing

The Borrower may not reborrow any part of any Loan which is repaid or prepaid.

7	Prepayment and cancellation

7.1	Illegality

If it becomes unlawful in any applicable jurisdiction for a Lender to perform any of its obligations as contemplated by this Agreement or to fund or maintain its participation in any Loan:

7.1.1	that Lender shall promptly notify the Facility Agent upon becoming aware of that event;

7.1.2	upon the Facility Agent notifying the Borrower, the Commitment of that Lender will be immediately cancelled and the Total Commitments shall be reduced rateably; and

7.1.3	the Borrower shall repay that Lender’s participation in the Loans on the first Repayment Date to occur after the Facility Agent has notified the Borrower or, if earlier, the date specified by the Lender in the notice delivered to the Facility Agent (being no earlier than the last day of any applicable grace period permitted by law).
Facility Agreement — Execution Version

7.2	Voluntary partial prepayment of Loans

7.2.1	The Borrower may, if it gives the Facility Agent not less than five (5) Business Days’ (or such shorter period as the Majority Lenders may agree) prior notice, prepay on any Repayment Date the whole or any part of any Loan (but, if in part, being an amount that reduces the amount of that Loan by a minimum amount of two million Dollars ($2,000,000)).

7.2.2	A Loan may only be prepaid after the last day of the Availability Period (or, if earlier, the day on which the Available Facility is zero).

7.3	Right of repayment and cancellation in relation to a single Lender

7.3.1	If:
(a)	any sum payable to any Lender by an Obligor is required to be increased under clause 12.2.3; or

(b)	any Lender claims indemnification from the Borrower under clause 12.3 or clause 13, the Borrower may, whilst the circumstance giving rise to the requirement for indemnification continues, give the Facility Agent notice of cancellation of the Commitment of that Lender and its intention to repay that Lender’s participation in the Loans.

7.3.2	On receipt of a notice referred to in clause 7.3.1, the Commitment of that Lender shall immediately be reduced to zero and the Total Commitments shall be reduced rateably.

7.3.3	On the first Repayment Date to occur after the Borrower has given notice under clause 7.3.1 (or, if earlier, the date specified by the Borrower in that notice), the Borrower shall repay that Lender’s participation in the Loans.

7.4	Mandatory prepayment and/or cancellation

7.4.1	If at any time a Total Loss occurs in relation to an Aircraft and:
(a)	the Loan for that Aircraft has not been drawn down prior to that time, the Available Amount for that Aircraft shall immediately be reduced to zero and the Available Commitment of each Lender and the Total Available Commitments shall each be reduced rateably;

(b)	the Loan for that Aircraft has been drawn down prior to that time, the Borrower shall on the Total Loss Payment Date (i) prepay the Loan for that Aircraft, and (ii) pay to the Facility Agent an amount equal to ten per cent. (10%) of the amount of that Loan for application in accordance with clause 8.3 of the DPP.
7.4.2	If at any time after the Loan for an Aircraft has been drawn down an Aircraft Mandatory Prepayment Event occurs and is continuing in relation to an Aircraft, the Borrower shall immediately:
(a)	prepay the Loan for that Aircraft; and

(b)	pay to the Facility Agent an amount equal to ten per cent. (10%) of the amount of that Loan for application in accordance with clause 8.3 of the DPP.
7.4.3	If at any time a General Mandatory Prepayment Event occurs and is continuing:
(c)	the Total Commitments and the Commitment of each Lender shall immediately be cancelled; and

(d)	the Borrower shall immediately prepay all of the Loans.
     Facility Agreement — Execution Version

7.4.4	If on any LTVR Test Date the total amount of all of the Loans as at the most recent 30 June exceeds the LTVR Ratio of the total amount of the Current Market Values for all of the Aircraft as at that 30 June, the Borrower shall, on the Repayment Date immediately following that LTVR Test Date, prepay an amount equal to the amount of that excess.

7.5	Voluntary prepayment of whole of Loan

Provided that no Default has occurred and is continuing (other than a Default caused solely by the Operator of the relevant Aircraft), the Borrower may at any time after the Loan for an Aircraft has been drawn down remove that Aircraft from the Facility by:

7.5.1	prepaying the Loan for that Aircraft; and

7.5.2	paying to the Facility Agent an amount equal to ten per cent. (10%) of the amount of that Loan for application in accordance with clause 8.3 of the DPP.

A Loan may only be prepaid after the last day of the Availability Period (or, if earlier, the day on which the Available Facility is zero).

7.6	Restrictions and fees

7.6.1	All prepayments pursuant to this clause 7 other than a prepayment pursuant to clause 7.3 shall be applied in inverse order of maturity and otherwise in accordance with the relevant provisions of the DPP. All prepayments pursuant to clause 7.3 shall be applied pro rata and otherwise in accordance with the relevant provisions of the DPP.

7.6.2	If the Borrower elects or is required to prepay the whole or any part of any Loan pursuant to any of the provisions of this clause 7 (other than clauses 7.1 and 7.3) on or prior to the date falling two (2) years after the first day of the Availability Period, the Borrower shall pay to the Facility Agent for the account of the Lenders (rateably in accordance with their respective participations in the Loan being prepaid), in addition to any amounts payable by the Borrower pursuant to clause 10.4 or any other provision of this Agreement, a fee in Dollars equal to:
(a)	if the prepayment is effected on or prior to the date falling one (1) year after the first day of the Availability Period, two per cent. (2%) of the amount prepaid; or

(b)	if the prepayment is effected after the date falling one (1) year after the first day of the Availability Period but on or prior to the date falling two (2) years after the first day of the Availability Period, one per cent. (1%) of the amount prepaid.
7.6.3	Any notice of cancellation or prepayment given by any Party under this clause 7 shall be irrevocable and, unless a contrary indication appears in this Agreement, shall specify the date or dates upon which the relevant cancellation or prepayment is to be made and the amount of that cancellation or prepayment.

7.6.4	Any prepayment under this Agreement shall be made together with accrued interest, any fee payable pursuant to clause 7.6.2, any amounts payable under clause 10.4 and all other amounts then due and payable to the Finance Parties under the Facility Documents.

7.6.5	The Borrower may not reborrow any part of the Facility which is prepaid.

7.6.6	The Borrower shall not repay or prepay all or any part of the Loans or cancel all or any part of the Commitments and/or the Total Commitments except at the times and in the manner expressly provided for in this Agreement.

7.6.7	No amount of the Total Commitments, the Commitments, the Total Available Commitments and/or the Available Commitments cancelled under this Agreement may be subsequently reinstated.
     Facility Agreement — Execution Version

7.6.8	If the Facility Agent receives a notice under this clause 7 it shall promptly forward a copy of that notice to either the Borrower or the affected Lender, as appropriate.

7.7	Replacement schedules

Promptly any prepayment pursuant to this clause 7, the Facility Agent shall if necessary produce schedules to replace the schedules in Schedule 9 which reflect the actual amount of the Loans and the Total Available Commitments. Upon delivery of those replacement schedules to the Borrower, those schedules shall be deemed for all purposes of the Facility Documents to replace the schedules in Schedule 9 as at the date of this Agreement (as replaced if applicable pursuant to clause 5.6 and/or this clause 7.7).

7.8	Removal of Aircraft

7.8.1	If the Borrower elects or is required to prepay the whole of the Loan for an Aircraft pursuant to any of the provisions of clause 7.4.1, clause 7.4.2 or clause 7.5, that Aircraft shall cease to be an Aircraft for all purposes of the Facility Documents with effect from the receipt by the Facility Agent of all amounts payable by the Borrower pursuant to the relevant provisions of clause clause 7.4.1, clause 7.4.2 or clause 7.5 (as applicable) and clause 7.6.4 unless a Default has then occurred and is continuing (other than a Default caused solely by the Operator of that Aircraft).

7.8.2	The Finance Parties shall cooperate in a timely manner with the Borrower and the Lessor for the relevant Aircraft to give effect to the removal of that Aircraft from the Facility pursuant to clause 7.8.1 and thereafter to release the Security created by the Aircraft Security Documents for that Aircraft.

7.8.3	The Borrower shall, within three (3) Business Days of demand, pay to each Finance Party all costs and expenses (including legal fees) together with any applicable VAT reasonably incurred by that Finance Party in cooperating pursuant to clause 7.8.2.

8	Interest

8.1	Calculation of interest

The rate of interest on each Loan for each Interest Period is the percentage rate per annum which is the aggregate of the applicable:

8.1.1	Margin;

8.1.2	LIBOR; and

8.1.3	Mandatory Cost, if any.

8.2	Payment of interest

The Borrower shall pay accrued interest on each Loan on the last day of each Interest Period.

8.3	Default interest

8.3.1	If an Obligor fails to pay any amount payable by it under a Facility Document on its due date, interest shall accrue on the overdue amount from the due date up to the date of actual payment (both before and after judgment) at a rate which, subject to clause 8.3.2, is two per cent. (2%) higher than the rate which would have been payable if the overdue amount had, during the period of non-payment, constituted a Loan in the currency of the overdue amount for successive Interest Periods, each of a duration selected by the Facility Agent (acting reasonably). Any interest accruing under this clause 8.3 shall be immediately payable by the relevant Obligor on demand by the Facility Agent.
     Facility Agreement — Execution Version

8.3.2	If any overdue amount consists of all or part of a Loan which became due on a day which was not the last day of an Interest Period relating to that Loan:
(a)	the first Interest Period for that overdue amount shall have a duration equal to the unexpired portion of the current Interest Period relating to that Loan; and

(b)	the rate of interest applying to the overdue amount during that first Interest Period shall be two per cent. (2%) higher than the rate which would have applied if the overdue amount had not become due.
8.3.3	Default interest (if unpaid) arising on an overdue amount will be compounded with the overdue amount at the end of each Interest Period applicable to that overdue amount but will remain immediately due and payable.

8.4	Notification of rates of interest

The Facility Agent shall promptly notify the Lenders and the Borrower of the determination of a rate of interest under this Agreement.

9	Interest Periods

9.1	The first Interest Period for a Loan shall start on (and include) its Utilisation Date and end on (but exclude) the immediately succeeding Repayment Date. Each subsequent Interest Period shall start on (and include) the last day of its preceding Interest Period and end on (but exclude) the immediately succeeding Repayment Date.

9.2	An Interest Period for a Loan shall not extend beyond the Termination Date.

9.3	Each Interest Period for a Loan shall start on the Utilisation Date or (if already made) on the last day of its preceding Interest Period.

10	Changes to the calculation of interest

10.1	Absence of quotations

Subject to clause 10.2, if LIBOR is to be determined by reference to the Reference Banks but a Reference Bank does not supply a quotation by 11:00 am (London time) on the Quotation Day, the applicable LIBOR shall be determined on the basis of the quotations of the remaining Reference Banks.

10.2	Market disruption

10.2.1	If a Market Disruption Event occurs in relation to a Loan for any Interest Period, then the rate of interest on each Lender’s share of that Loan for the Interest Period shall be the percentage rate per annum which is the sum of:
(a)	the Margin;

(b)	the rate notified to the Facility Agent by that Lender, as soon as practicable and in any event before interest is due to be paid in respect of that Interest Period, to be that which expresses as a percentage rate per annum the cost to that Lender of funding its participation in that Loan from whatever source it may reasonably select; and

(c)	the Mandatory Cost, if any, applicable to that Lender’s participation in that Loan.
10.2.2	In this Agreement Market Disruption Event means that:
     Facility Agreement — Execution Version

(a)	at or about noon on the Quotation Day for the relevant Interest Period the Screen Rate is not available and none or only one of the Reference Banks supplies a rate to the Facility Agent to determine LIBOR for Dollars for the relevant Interest Period; or

(b)	before close of business in London on the Quotation Day for the relevant Interest Period, the Facility Agent receives notifications from a Lender or Lenders that the cost to it or them of obtaining matching deposits in the Relevant Interbank Market would be in excess of LIBOR.
10.3	Alternative basis of interest or funding

10.3.1	If a Market Disruption Event occurs and the Facility Agent or the Borrower so requires, the Facility Agent and the Borrower shall enter into negotiations (for a period of not more than thirty (30) days) with a view to agreeing a substitute basis for determining the rate of interest.

10.3.2	Any alternative basis agreed pursuant to clause 10.3.1 shall, with the prior consent of all the Lenders and the Borrower, be binding on all Parties.

10.4	Break Costs

10.4.1	The Borrower shall, within three (3) Business Days of demand by a Finance Party, pay to that Finance Party its Break Costs attributable to all or any part of a Loan or Unpaid Sum being paid by the Borrower on a day other than the last day of an Interest Period for that Loan or Unpaid Sum. Any amount payable by the Borrower under this clause 10.4.1 shall be in addition to any amount payable by the Borrower under clause 14.2.

10.4.2	Each Lender shall, as soon as reasonably practicable after a demand by the Facility Agent, provide a certificate confirming the amount of its Break Costs for any Interest Period in which they accrue.

11	Fees

11.1	Commitment fee

11.1.1	The Borrower shall pay to the Facility Agent for the account of each Lender a fee at the rate of zero point three seven five per cent. (0.375%) per annum as follows:
(a)	with respect to the period from and including the date of this Agreement to but excluding the first Utilisation Date, the fee shall be computed on that Lender’s Commitment; and

(b)	with respect to the period from and including the first Utilisation Date to and including the last day of the Availability Period, the fee shall be computed on that Lender’s Available Commitment.
11.1.2	The accrued commitment fee is payable on the last day of the Availability Period and, if cancelled in full, on the cancelled amount of the relevant Lender’s Commitment at the time the cancellation is effective.

11.2	Arrangement fee

The Borrower shall pay to the Agent for the account of the Arrangers an arrangement fee in the amount and at the times agreed in a Fee Letter.

11.3	Agency fee

The Borrower shall pay to the Facility Agent for its own account an agency fee in the amount and at the times agreed in a Fee Letter.
     Facility Agreement — Execution Version

12	Tax gross up and indemnities

12.1	Definitions

12.1.1	In this Agreement:

Protected Party means a Finance Party which is or will be subject to any liability, or required to make any payment, for or on account of Tax in relation to a sum received or receivable (or any sum deemed for the purposes of Tax to be received or receivable) under a Facility Document.

Tax Credit means a credit against, relief or remission for, or repayment of any Tax.

Tax Deduction means a deduction or withholding for or on account of Tax from a payment under a Facility Document.

Tax Payment means either the increase in a payment made by an Obligor to a Finance Party under clause 12.2 or a payment under clause 12.3.

12.1.2	Unless a contrary indication appears, in this clause 12 a reference to determines or determined means a determination made in the absolute discretion of the person making the determination.

12.2	Tax gross-up

12.2.1	Each Obligor shall make all payments to be made by it without any Tax Deduction, unless a Tax Deduction is required by law.

12.2.2	The Borrower shall promptly upon becoming aware that an Obligor must make a Tax Deduction (or that there is any change in the rate or the basis of a Tax Deduction) notify the Facility Agent accordingly. Similarly, a Lender shall notify the Facility Agent on becoming so aware in respect of a payment payable to that Lender. If the Facility Agent receives such notification from a Lender it shall notify the Borrower.

12.2.3	If a Tax Deduction is required by law to be made by an Obligor, the amount of the payment due from that Obligor shall be increased to an amount which (after making any Tax Deduction) leaves an amount equal to the payment which would have been due if no Tax Deduction had been required.

12.2.4	If an Obligor is required to make a Tax Deduction, that Obligor shall make that Tax Deduction and any payment required in connection with that Tax Deduction within the time allowed and in the minimum amount required by law.

12.2.5	Within thirty (30) days of making either a Tax Deduction or any payment required in connection with that Tax Deduction, the Obligor making that Tax Deduction shall deliver to the Facility Agent for the Finance Party entitled to the payment evidence reasonably satisfactory to that Finance Party that the Tax Deduction has been made or (as applicable) any appropriate payment paid to the relevant taxing authority.

12.2.6	An Obligor shall not be required to make an increased payment to a Lender under clause 12.2.3 in respect of a Tax Deduction if and to the extent that on the date on which the payment falls due:
(a)	that Tax Deduction is required by Irish law; and

(b)	that Tax Deduction is a deduction or withholding for or on account of Tax from a payment of scheduled interest under this Agreement; and
     Facility Agreement — Execution Version

(c)	that Lender is not a Qualifying Lender and the amount of that Tax Deduction exceeds the amount of Tax Deduction (if any) that would have been imposed if that Lender had been a Qualifying Lender, unless:
(1)	that Lender is not a Qualifying Lender as a result of a change in or a change in the interpretation of any Applicable Law of Ireland, in each case, after the date on which it became a Lender under this Agreement; and/or

(2)	that Lender is not a Qualifying Lender because it has become a Lender and/or changed its Facility Office at the request of or with the consent of any Obligor; and/or

(3)	that Lender became a Lender or ceased to be a Qualifying Lender after a notice was issued pursuant to clause 18.14 of the Facility Agreement.
12.2.7	Each Lender represents and warrants to the Borrower that, on the date on which it becomes a Lender under this Agreement, it is a Qualifying Lender and is beneficially entitled to the interest payable by the Borrower to it under this Agreement. Each Lender undertakes to notify the Borrower if it becomes aware that it is no longer a Qualifying Lender.

12.3	Tax indemnity

12.3.1	The Borrower shall (within three (3) Business Days of demand by the Facility Agent) pay to a Protected Party an amount equal to the loss, liability or cost which that Protected Party determines will be or has been (directly or indirectly) suffered for or on account of Tax by that Protected Party in respect of a Facility Document.

12.3.2	Clause 12.3.1 shall not apply:
(a)	with respect to any Tax assessed on a Finance Party:
(i)	under the law of the jurisdiction in which that Finance Party is incorporated or, if different, the jurisdiction (or jurisdictions) in which that Finance Party is treated as resident for tax purposes; or

(ii)	under the law of the jurisdiction in which that Finance Party’s Facility Office is located in respect of amounts received or receivable in that jurisdiction, if that Tax is imposed on or calculated by reference to the net income, profits or gains received or receivable (but not any sum deemed to be received or receivable) by that Finance Party; or

(b)	with respect to a Tax assessed on a Finance Party by a jurisdiction solely as a result of that Finance Party being connected with that jurisdiction by virtue of that Finance Party being treated, under the laws of that jurisdiction, as engaging or having engaged in business in, having or having had an office, branch or permanent establishment in, or being or having been a citizen or resident of, or present in, or incorporated or created in or under the laws of, that jurisdiction, in each case, except to the extent that such Tax is assessed as a result of that Finance Party being connected with that jurisdiction as a consequence of the transactions contemplated by the Facility Documents; or

(c)	to the extent that a loss, liability or cost is compensated for by an increased payment under clause 12.2; or

(d)	with respect to Taxes which are imposed on or suffered by a Protected Party as a result of the fraud, wilful misconduct or gross negligence of such Protected Party; or

(e)	with respect to Taxes which would not have arisen but for a failure by a Lender to file in a timely manner any relevant tax return, tax computation, statement, document or
     Facility Agreement — Execution Version

specifically identified claim form which such Lender was obliged to file by any Applicable Law of its jurisdiction of incorporation or the jurisdiction of its Facility Office or any other jurisdiction in which such Lender carries on business and (in each such case) which such Lender was aware it was obliged by Applicable Law to file, in each case, except to the extent that such failure results from any Borrower Party’s failure to provide any information, documentation and/or cooperation if and when reasonably requested to do so by such Lender; or

(f)	with respect to a loss, liability or cost which would have been compensated by an increased payment under clause 12.2 but was not so compensated solely because the exclusion in clause 12.2.6 applied.
12.3.3	A Protected Party making or intending to make a claim under clause 12.3.1 shall promptly notify the Facility Agent of the event which will give, or has given, rise to the claim, following which the Facility Agent shall notify the Borrower.

12.3.4	A Protected Party shall, on receiving a payment from an Obligor under this clause 12.3, notify the Facility Agent.

12.4	Tax Credit

If an Obligor makes a Tax Payment and the relevant Finance Party determines that:

12.4.1	a Tax Credit is attributable either to an increased payment of which that Tax Payment forms part or to that Tax Payment; and

12.4.2	that Finance Party has obtained, utilised and retained that Tax Credit,

the Finance Party shall pay an amount to the Obligor which that Finance Party determines will leave it (after that payment) in the same after-Tax position as it would have been in had the Tax Payment not been required to be made by the Obligor.

12.5	Stamp taxes

The Borrower shall pay and, within three (3) Business Days of demand, indemnify each Finance Party against any cost, loss or liability that Finance Party incurs in relation to all stamp duty, registration and other similar Taxes payable in respect of any Facility Document.

12.6	Value added tax

12.6.1	All amounts expressed to be payable under a Facility Document by any Party to a Finance Party which (in whole or in part) constitute the consideration for VAT purposes shall be deemed to be exclusive of any VAT which is chargeable on such supply, and accordingly, subject to clause 12.6.3, if VAT is chargeable on any supply made by any Finance Party to any Party under a Facility Document, that Party shall pay to the Finance Party (in addition to and at the same time as paying the consideration) an amount equal to the amount of the VAT (and such Finance Party shall promptly provide an appropriate VAT invoice to such Party).

12.6.2	If VAT is chargeable on any supply made by any Finance Party (the Supplier) to any other Finance Party (the Recipient) under a Facility Document, and any Party (the Relevant Party) is required by the terms of any Facility Document to pay an amount equal to the consideration for such supply to the Supplier (rather than being required to reimburse the Recipient in respect of that consideration), such Party shall also pay to the Supplier (in addition to and at the same time as paying such amount) an amount equal to the amount of such VAT. The Recipient will promptly pay to the Relevant Party an amount equal to any credit or repayment from the relevant tax authority which it reasonably determines relates to the VAT chargeable on that supply.

12.6.3	Where a Facility Document requires any Party to reimburse a Finance Party for any costs or expenses, that Party shall also at the same time pay and indemnify the Finance Party against
     Facility Agreement — Execution Version

all VAT incurred by the Finance Party in respect of the costs or expenses to the extent that the Finance Party reasonably determines that neither it nor any other member of any group of which it is a member for VAT purposes is entitled to credit or repayment from the relevant tax authority in respect of the VAT.

13	Increased costs

13.1	Increased Costs

If the result of:
(a)	any change in, or in the interpretation or application of, or any replacement of, the Basel 2 Accord or the introduction of any law, regulation, request or requirement (whether or not having the force of law, but, if not having the force of law, with which the relevant Lender or, as the case may be, its Affiliate is required to comply) in relation to the Basel 2 Accord (each a Basel 2 Change of Law); or

(b)	any change in, or in the interpretation or application of, or the introduction of, any other law, regulation, request or requirement (whether or not having the force of law, but, if not having the force of law, with which the relevant Lender or, as the case may be, its Affiliate is required to comply), including those relating to Taxation, capital adequacy, liquidity, reserve assets, cash ratio deposits and special deposits (each a General Change of Law); or

(c)	any change in, or in the interpretation or application of, or the replacement of, the relevant Lender’s Basel 2 Approach (each a Change of Basel 2 Approach), is to:

13.1.1	subject the relevant Lender (for the purposes of this clause 13 each such Lender shall be an Affected Lender) to Tax or change the basis of Taxation of such Affected Lender with respect to any payment under this Agreement or any other Facility Document (other than, for the purposes of this clause 13, Tax or Taxation on the net income, profits or gains of any Affected Lender imposed in the jurisdiction in which its principal or lending office under this Agreement is located); and/or

13.1.2	increase the cost to, or impose an additional cost on, any Affected Lender or any of its Affiliates in making or keeping available all or part of the Commitment of such Affected Lender or maintaining or funding all or part of such Affected Lender’s participation in the Loans; and/or

13.1.3	reduce the amount payable to or the effective return on equity of any Affected Lender under this Agreement; and/or

13.1.4	reduce the rate of return of any Affected Lender or any of its Affiliates on its overall capital by reason of a change in the manner in which it is required to allocate capital resources to such Affected Lender’s obligations under this Agreement; and/or

13.1.5	require any Affected Lender or any of its Affiliates to make a payment or forego a return calculated by reference to or on any amount received or receivable by such Affected Lender under this Agreement or any other Facility Document; and/or

13.1.6	cause any Affected Lender or any of its Affiliates to incur or sustain a loss (including a loss of future potential profits) by reason of being obliged to deduct all or part of the Commitment or participation in the Loans of such Affected Lender from its capital for regulatory purposes, then and in each such case (but subject to clause 13.2):
(a)	such Affected Lender shall notify the Borrower through the Facility Agent in writing of such event promptly upon its becoming aware of the same; and
     Facility Agreement — Execution Version

(b)	the Borrower shall on demand, made at any time whether or not such Affected Lender’s participations in the Loans have been repaid, pay to the Facility Agent for the account of such Affected Lender the amount which such Affected Lender specifies (in a certificate setting forth the basis of the computation of such amount but not including any matters which such Affected Lender or its Affiliate regards as confidential) is required to compensate on an after-tax basis such Affected Lender and/or its Affiliate for such liability to Taxes, increased or additional cost, reduction, payment, forgone return or loss.
13.2	Exceptions

Nothing in clause 13 shall entitle any Lender to receive any amount in respect of compensation for any such liability to Tax, increased or additional cost, reduction, payment, forgone return or loss to the extent that the same:

13.2.1	is the subject of an additional payment under clause 12; or

13.2.2	in the case of a General Change of Law, is attributable to the Basel 2 Accord in the form existing on the date of this Agreement; or

13.2.3	in the case of a Change of Basel 2 Approach, is not attributable to a Basel 2 Change of Law; or

13.2.4	directly results from (i) a breach by the applicable Lender of its express obligations under this Agreement or any other Facility Document, other than any breach which arises as a consequence of any act or omission of any Obligor, or (ii) from a wilful breach by the applicable Lender of any Applicable Law; or

13.2.5	is compensated for by the payment of Mandatory Cost.

14	Other indemnities

14.1	Currency indemnity

14.1.1	If any sum due from an Obligor under the Facility Documents (a Sum), or any order, judgment or award given or made in relation to a Sum, has to be converted from the currency (the First Currency) in which that Sum is payable into another currency (the Second Currency) for the purpose of:
(a)	making or filing a claim or proof against that Obligor;

(b)	obtaining or enforcing an order, judgment or award in relation to any litigation or arbitration proceedings, that Obligor shall as an independent obligation, within three (3) Business Days of demand, indemnify each Finance Party to whom that Sum is due against any cost, loss or liability arising out of or as a result of the conversion including any discrepancy between (A) the rate of exchange used to convert that Sum from the First Currency into the Second Currency and (B) the rate or rates of exchange available to that person at the time of its receipt of that Sum.

14.1.2	Each Obligor waives any right it may have in any jurisdiction to pay any amount under the Facility Documents in a currency or currency unit other than that in which it is expressed to be payable.

14.2	Other indemnities

The Borrower shall (or shall procure that an Obligor will), within three (3) Business Days of demand, indemnify each Finance Party against any cost, loss or liability incurred by that Finance Party as a result of:
     Facility Agreement — Execution Version

14.2.1	the occurrence of any Event of Default;

14.2.2	a failure by an Obligor to pay any amount due under a Facility Document on its due date, including any cost, loss or liability arising as a result of clause 8.6 of the DPP;

14.2.3	funding, or making arrangements to fund, its participation in a Loan requested by the Borrower in a Utilisation Request but not made by reason of the operation of any one or more of the provisions of this Agreement (other than by reason of default or negligence by that Lender alone); or

14.2.4	a Loan (or part of a Loan) not being prepaid in accordance with a notice of prepayment given by the Borrower.

14.3	Indemnity to the Facility Agent

The Borrower shall promptly indemnify the Facility Agent against any cost, loss or liability incurred by the Facility Agent (acting reasonably) as a result of:

14.3.1	investigating any event which it reasonably believes is a Default; or

14.3.2	acting or relying on any notice, request or instruction which it reasonably believes to be genuine, correct and appropriately authorised.

15	Mitigation by the Lenders

15.1	Mitigation

15.1.1	Each Finance Party shall, in consultation with the Borrower, take all reasonable steps to mitigate any circumstances which arise and which would result in any amount becoming payable under or pursuant to, or cancelled pursuant to, any of clause 7.1, clause 12, clause 13 or paragraph 3 of Schedule 5 including (but not limited to) transferring its rights and obligations under the Facility Documents to another Affiliate or Facility Office.

15.1.2	Clause 15.1.1 does not in any way limit the obligations of any Obligor under the Facility Documents.

15.2	Limitation of liability

15.2.1	The Borrower shall indemnify each Finance Party for all costs and expenses reasonably incurred by that Finance Party as a result of steps taken by it under clause 15.1.

15.2.2	A Finance Party is not obliged to take any steps under clause 15.1 if, in the opinion of that Finance Party (acting reasonably), to do so might be prejudicial to it.

16	Costs and expenses

16.1	Transaction expenses

The Principal Guarantor shall promptly on demand pay the Representatives the amount of all costs and expenses (including legal fees) together with any applicable VAT reasonably incurred by any of them in connection with the negotiation, preparation, printing and execution of:

16.1.1	the Transaction Documents; and

16.1.2	any other Transaction Documents executed on or after the date of this Agreement.
     Facility Agreement — Execution Version

16.2	Amendment costs

If (a) an Obligor requests an amendment, waiver or consent or (b) an amendment is required pursuant to clause 26.9, the Borrower shall, within three (3) Business Days of demand, reimburse the Facility Agent for the amount of all costs and expenses (including legal fees) together with any applicable VAT reasonably incurred by the Facility Agent in responding to, evaluating, negotiating or complying with that request or requirement.

16.3	Enforcement costs

The Borrower shall, within three (3) Business Days of demand, pay to each Finance Party the amount of all and any Losses other than Taxes including all reasonable expenses referable to the cost of management time reasonably and properly incurred by any of the Representatives or any Receiver or any agent or other person appointed by a Representative or a Receiver together with any applicable VAT incurred by that Finance Party:
(a)	in contemplation of or otherwise in connection with the enforcement or attempted enforcement of any rights under any of the Facility Documents at any time when a Default has occurred and is continuing;

(b)	in the preservation or attempted preservation of any rights under any of the Facility Documents;

(c)	in preventing or attempting to prevent the arrest, confiscation, seizure, taking in execution, impounding, forfeiture or detention of any of the Aircraft or in securing the release of any of the Aircraft from arrest, confiscation, seizure, taking in execution, impounding, forfeiture or detention,
17	Guarantee and indemnity

17.1	Guarantee and indemnity

Each Guarantor irrevocably and unconditionally jointly and severally:

17.1.1	guarantees to each Finance Party punctual performance by the Borrower of all the Borrower’s obligations under the Facility Documents;

17.1.2	undertakes with each Finance Party that whenever the Borrower does not pay any amount when due under or in connection with any Facility Document, that Guarantor shall immediately on demand pay that amount as if it was the principal obligor; and

17.1.3	indemnifies each Finance Party immediately on demand against any cost, loss or liability suffered by that Finance Party if any obligation guaranteed by it is or becomes unenforceable, invalid or illegal. The amount of the cost, loss or liability shall be equal to the amount which that Finance Party would otherwise have been entitled to recover.

17.2	Continuing guarantee

This guarantee is a continuing guarantee and will extend to the ultimate balance of sums payable by any Obligor under the Facility Documents, regardless of any intermediate payment or discharge in whole or in part.

17.3	Reinstatement

If any payment by an Obligor or any discharge given by a Finance Party (whether in respect of the obligations of any Obligor or any security for those obligations or otherwise) is avoided or reduced as a result of insolvency or any similar event:
     Facility Agreement — Execution Version

17.3.1	the liability of each Obligor shall continue as if the payment, discharge, avoidance or reduction had not occurred; and

17.3.2	each Finance Party shall be entitled to recover the value or amount of that security or payment from each Obligor, as if the payment, discharge, avoidance or reduction had not occurred.

17.4	Waiver of defences

The obligations of each Guarantor under this clause 17 will not be affected by an act, omission, matter or thing which, but for this clause 17, would reduce, release or prejudice any of its obligations under this clause 17 (without limitation and whether or not known to it or any Finance Party) including:

17.4.1	any time, waiver or consent granted to, or composition with, any Obligor or other person;

17.4.2	the release of any other Obligor or any other person under the terms of any composition or arrangement with any creditor of any member of the Group;

17.4.3	the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect, take up or enforce, any rights against, or security over assets of, any Obligor or other person or any non-presentation or non-observance of any formality or other requirement in respect of any instrument or any failure to realise the full value of any security;

17.4.4	any incapacity or lack of power, authority or legal personality of or dissolution or change in the members or status of an Obligor or any other person;

17.4.5	any amendment, novation, supplement, extension, restatement (however fundamental and whether or not more onerous) or replacement of any Facility Document or any other document or security including any change in the purpose of, any extension of or any increase in any facility or the addition of any new facility under any Facility Document or other document or security;

17.4.6	any unenforceability, illegality or invalidity of any obligation of any person under any Facility Document or any other document or security; or

17.4.7	any insolvency or similar proceedings.

17.5	Immediate recourse

Each Guarantor waives any right it may have of first requiring any Finance Party (or any trustee or agent on its behalf) to proceed against or enforce any other rights or security or claim payment from any person before claiming from that Guarantor under this clause 17. This waiver applies irrespective of any law or any provision of a Facility Document to the contrary.

17.6	Appropriations

Until all amounts which may be or become payable by the Obligors under or in connection with the Facility Documents have been irrevocably paid in full, each Finance Party (or any trustee or agent on its behalf) may:

17.6.1	refrain from applying or enforcing any other moneys, security or rights held or received by that Finance Party (or any trustee or agent on its behalf) in respect of those amounts, or apply and enforce the same in such manner and order as it sees fit (whether against those amounts or otherwise) and no Guarantor shall be entitled to the benefit of the same; and

17.6.2	hold in an interest-bearing suspense account any moneys received from any Guarantor or on account of any Guarantor’s liability under this clause 17.
     Facility Agreement — Execution Version

17.7	Deferral of Guarantors’ rights

Until all amounts which may be or become payable by the Obligors under or in connection with the Facility Documents have been irrevocably paid in full and unless the Facility Agent otherwise directs, no Guarantor will exercise any rights which it may have by reason of performance by it of its obligations under the Facility Documents:

17.7.1	to be indemnified by an Obligor;

17.7.2	to claim any contribution from any other guarantor of any Obligor’s obligations under the Facility Documents; and/or

17.7.3	to take the benefit (in whole or in part and whether by way of subrogation or otherwise) of any rights of the Finance Parties under the Facility Documents or of any other guarantee or security taken pursuant to, or in connection with, the Facility Documents by any Finance Party.

If a Guarantor receives any benefit, payment or distribution in relation to such rights it will promptly pay an equal amount to the Facility Agent for application in accordance with clause 26. This only applies until all amounts which may be or become payable by the Obligors under or in connection with the Facility Documents have been irrevocably paid in full.

17.8	Additional security

This guarantee is in addition to and is not in any way prejudiced by any other guarantee or security now or subsequently held by any Finance Party.

18	Events of Default

Each of the events or circumstances set out in this clause 18 is an Event of Default (save for clause 18.14).

18.1	Non-payment

An Obligor does not pay on the due date any amount payable pursuant to a Facility Document at the place at and in the currency in which it is expressed to be payable unless payment is made within five (5) Business Days of its due date.

18.2	Other obligations

18.2.1	An Obligor does not comply with the provisions of clause 4.4 of this Agreement or clause 7.2.3 or clause 7.2.4 of the DPP.

18.2.2	An Obligor does not comply with any provision of the Facility Documents or the Servicing Agreement (other than those referred to in clause 18.1 and clause 18.2.1) and, in each case, that non-compliance:
(a)	is or is caused by a Specified Event; and

(b)	if it is capable of remedy, is not remedied within ten (10) days of the Facility Agent giving notice to the Borrower or any Obligor otherwise becoming aware of that non-compliance.
18.2.3	An Obligor does not comply with any provision of the Facility Documents or the Servicing Agreement (other than those referred to in clause 18.1, clause 18.2.1 and clause 18.2.2) and, in each case, that non-compliance:
(a)	is not and is not caused by a Third Party Event; and
     Facility Agreement — Execution Version

(b)	is not an Aircraft Mandatory Prepayment Event and/or a General Mandatory Prepayment Event; and

(c)	if it is capable of remedy, is not remedied within thirty (30) days of the Facility Agent giving notice to the Borrower or any Obligor otherwise becoming aware of that non-compliance.
18.3	Misrepresentation

18.3.1	Any representation or statement made or deemed to be made by any Obligor in the Facility Documents or any other document delivered by or on behalf of any Obligor under or in connection with any Facility Document is or proves to have been incorrect or misleading in any material respect when made or deemed to be made.

18.3.2	No Event of Default which is or is caused by a Specified Event will occur under clause 18.3.1 if such representation or warranty can be corrected and such correction is not made within ten (10) days of the Facility Agent giving notice to the Borrower or any Obligor otherwise becoming aware of the failure to comply.

18.3.3	No other Event of Default will occur under clause 18.3.1 if such representation or warranty can be corrected and such correction is not made within thirty (30) days of the Facility Agent giving notice to the Borrower or any Obligor otherwise becoming aware of the failure to comply.

18.4	Cross default

18.4.1	Any Financial Indebtedness of any Obligor or any GLS Recourse Party or any Guaranteed Financial Indebtedness is not paid when due nor within any originally applicable grace period.

18.4.2	Any Financial Indebtedness of any Obligor or any GLS Recourse Party or any Guaranteed Financial Indebtedness is declared to be or otherwise becomes due and payable prior to its specified maturity as a result of an event of default (however described).

18.4.3	Any commitment for any Financial Indebtedness of any Obligor or any GLS Recourse Party or any Guaranteed Financial Indebtedness is cancelled or suspended by a creditor as a result of an event of default (however described).

18.4.4	Any creditor becomes entitled to declare any Financial Indebtedness of any Obligor or any GLS Recourse Party or any Guaranteed Financial Indebtedness due and payable prior to its specified maturity as a result of an event of default (however described).

18.4.5	No Event of Default will occur under this clause 18.4 if the aggregate amount of Financial Indebtedness, Guaranteed Financial Indebtedness, commitment for Financial Indebtedness or commitment for Guaranteed Financial Indebtedness falling within clauses 18.4.1 to 18.4.4 is less than ten million Dollars ($10,000,000) (or its equivalent in any other currency or currencies).

18.5	Insolvency

18.5.1	An Obligor or a GLS Recourse Party is unable or admits inability to pay its debts as they fall due, suspends making payments on any of its debts or, by reason of actual or anticipated financial difficulties, commences negotiations with one or more of its creditors with a view to rescheduling any of its indebtedness.

18.5.2	The value of the assets of any Obligor or any GLS Recourse Party is less than its liabilities (taking into account contingent and prospective liabilities).

18.5.3	A moratorium is declared in respect of any indebtedness of any Obligor or any GLS Recourse Party.
     Facility Agreement — Execution Version

18.6	Insolvency proceedings

18.6.1	Any corporate action, legal proceedings or other procedure or step is taken in relation to:
(a)	the suspension of payments, a moratorium of any indebtedness, winding-up, dissolution, administration or reorganisation (by way of voluntary arrangement, scheme of arrangement or otherwise) of any Obligor or any GLS Recourse Party other than a solvent liquidation or reorganisation of any Obligor or any GLS Recourse Party;

(b)	a composition, compromise, assignment or arrangement with any creditor of any Obligor or any GLS Recourse Party;

(c)	the appointment of a liquidator, receiver, administrative receiver, administrator, compulsory manager or other similar officer in respect of any Obligor or any GLS Recourse Party or any of their respective assets; or

(d)	enforcement of any Security over any assets of any Obligor or any GLS Recourse Party, or any analogous procedure or step is taken in any jurisdiction.

18.6.2	No Event of Default will occur under clause 18.6.1 if:
(a)	the relevant legal proceedings or procedure is taken by a person who is not an Obligor or a GLS Recourse Party; and

(b)	the Borrower demonstrates to the Facility Agent that the relevant legal proceedings or procedure is without merit and is being diligently contested in good faith and on reasonable grounds; and

(c)	the legal proceedings or procedure is dismissed or reversed within thirty (30) days.
18.7	Creditors’ process

18.7.1	Any expropriation, attachment, sequestration, distress or execution (each a Distress) affects any asset or assets of any Obligor or any GLS Recourse Party.

18.7.2	No Event of Default will occur under clause 18.7.1 if:
(a)	the Distress is levied by a person who is not an Obligor or a GLS Recourse Party; and

(b)	the Borrower demonstrates to the Facility Agent that the Distress is without merit and is being diligently contested in good faith and on reasonable grounds; and

(c)	the Distress is dismissed or reversed within thirty (30) days.
18.8	Examinership

In relation to any member of the Group which may become subject to Irish examinership, an examiner is appointed or any corporate action, legal proceedings or other procedure or step is taken under or in contemplation of examinership in relation to:

18.8.1	the suspension of payments, a moratorium of any indebtedness, winding-up, dissolution, administration or reorganisation (by way of voluntary arrangement, scheme of arrangement or otherwise) of that member of the Group;

18.8.2	a composition, compromise, assignment or arrangement with any creditor of that member of the Group;
     Facility Agreement — Execution Version

18.8.3	the appointment of a liquidator, receiver, examiner or other similar officer in respect of that member of the Group; or

18.8.4	enforcement of any Security over any assets of that member of the Group.

18.9	Ownership of the Obligors

A Lessor or an Owner is not or ceases to be a direct wholly-owned Subsidiary of the Borrower or the Borrower ceases to be a direct wholly-owned Subsidiary of the Principal Guarantor.

18.10	Repudiation

An Obligor repudiates a Facility Document or the Servicing Agreement or evidences an intention to repudiate a Facility Document or the Servicing Agreement.

18.11	COMI and Centre of Administration

The COMI and/or the Centre of Administration of the Borrower or any Owner at any time is not or ceases to be Ireland unless prior to that cessation additional security (which may include local law mortgages over all relevant Aircraft) satisfactory to the Security Trustee (acting reasonably) has been entered into and perfected in all relevant jurisdictions.

18.12	Servicer Payments

18.12.1	The Facility Agent or the Security Trustee receives a notice that any amount from time to time payable by the Borrower to the Servicer under the Servicing Agreement is more than five (5) days overdue.

18.12.2	No Event of Default will occur under this clause 18.12 if the aggregate amount of overdue payments is less than two hundred and fifty thousand Dollars ($250,000) (or its equivalent in any other currency or currencies).

18.13	Security

Any Security other than Permitted Security arises or is created over or with respect to any of the assets, interests and rights over which Security is created by the Facility Documents by or through or as a result of any act or omission of a Borrower Party.

18.14	Acceleration

On and at any time after the occurrence of an Event of Default which is continuing, the Facility Agent may, and shall if so directed by the Majority Lenders, by notice to the Borrower:

18.14.1	cancel the Total Commitments whereupon they and each Lender’s Commitment shall immediately be cancelled; and/or

18.14.2	declare that all or part of the Loans, together with accrued interest, any amounts payable under clauses 10.4 and/or 14.2 and all other amounts accrued or outstanding under the Facility Documents be immediately due and payable, whereupon they shall become immediately due and payable; and/or

18.14.3	declare that all or part of the Loans be payable on demand, whereupon they shall immediately become payable on demand by the Facility Agent on the instructions of the Majority Lenders; and/or

18.14.4	exercise and/or enforce and/or direct the Security Trustee to exercise and/or enforce all or any of the rights of the Beneficiaries or any of them under and pursuant to the General Security Documents, the Aircraft Security Documents and the other Facility Documents.
     Facility Agreement — Execution Version

19	Representations

Each Initial Obligor makes the representations and warranties set out in this clause 19 to each Finance Party on the date of this Agreement and each other Obligor makes the representations and warranties set out in this clause 19 to each Finance Party on the date of the Accession Deed to which it is a party.

19.1	Status

19.1.1	It is a company, duly incorporated and validly existing under the law of its jurisdiction of incorporation.

19.1.2	It has the power to own its assets and carry on its business as it is being conducted.

19.2	Binding obligations

The obligations expressed to be assumed by it in each Facility Document to which it is a party are, subject to any general principles of law limiting its obligations which are specifically referred to in any legal opinion delivered pursuant to clause 4, legal, valid, binding and enforceable obligations.

19.3	Non-conflict with other obligations

The entry into and performance by it of, and the transactions contemplated by, the Facility Documents to which it is a party do not and will not conflict with:

19.3.1	any law or regulation applicable to it;

19.3.2	its constitutional documents; or

19.3.3	any agreement or instrument binding upon it or any of its assets.

19.4	Power and authority

It has the power to enter into, perform and deliver, and has taken all necessary action to authorise its entry into, performance and delivery of, the Facility Documents to which it is a party and the transactions contemplated by those Facility Documents.

19.5	Validity and admissibility in evidence

All Authorisations required or desirable:

19.5.1	in connection with the entry into, performance, validity and enforceability of the Facility Documents to which it is a party;

19.5.2	to establish, perfect or protect the rights and interests of the Finance Parties in the Aircraft and under the Facility Documents; and

19.5.3	to make the Facility Documents to which it is a party admissible in evidence in its jurisdiction of incorporation and its COMI,

have been obtained or effected and are in full force and effect, except registration of the Aircraft Mortgage for each Aircraft with the Aviation Authority for that Aircraft if and for so long as that Aircraft Mortgage constitutes and is registered as an international interest under and for the purposes of the Cape Town Convention.

19.6	Governing law and enforcement

19.6.1	The choice of:
     Facility Agreement — Execution Version

(a)	New York law as the governing law of the Servicing Agreement and the Management Agreement;

(b)	Bermuda law and Irish law respectively as the governing law of the Share Charges;

(c)	Irish law as the governing law of the Aircraft Mortgages;

(d)	German law as the governing law of the Accounts Pledge;

(e)	Utah law and Connecticut law respectively as the governing law of the Trust Agreements;

(f)	English law as the governing law of the other Facility Documents, will (in each case) be recognised and enforced in its jurisdiction of incorporation and its COMI.

19.6.2	Any judgment obtained in England in relation to a Facility Document will be recognised and enforced in its jurisdiction of incorporation and its COMI.

19.7	Deduction of Tax

It is not required to make any deduction for or on account of Tax from any payment it may make under any Facility Document.

19.8	No filing or stamp taxes

Under the law of its jurisdiction of incorporation and its COMI it is not necessary that the Facility Documents be filed, recorded or enrolled with any court or other authority in that jurisdiction or that any stamp, registration or similar tax be paid on or in relation to the Facility Documents or the transactions contemplated by the Facility Documents except the filings in respect of certain of the Facility Documents pursuant to Part 3 of Schedule 3 to the Facility Agreement.

19.9	No default

19.9.1	No Event of Default is continuing or might reasonably be expected to result from the making of any Utilisation.

19.9.2	No other event or circumstance is outstanding which constitutes a default on the part of any GLS Recourse Party under any other agreement or instrument which is binding on it or to which its assets are subject which might reasonably be expected to have a Material Adverse Effect.

19.10	No misleading information

Each document, certificate or statement furnished in writing to any Finance Party by or on behalf of any Obligor in connection with the transactions contemplated by the Facility Documents (including financial information) does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained herein and therein not misleading; all forecasts and opinions of any Obligor contained therein were honestly made on reasonable grounds after due and careful inquiry by that Obligor; and there is no fact or circumstance which has not been disclosed by any Obligor to the Facility Agent in writing on or before the date of this Agreement and which (in any of the above cases) might reasonably be expected to have a Material Adverse Effect.

19.11	Financial statements

19.11.1	Its Original Financial Statements were prepared in accordance with US GAAP consistently applied.

19.11.2	Its Original Financial Statements fairly represent its financial condition and operations (consolidated in the case of the Principal Guarantor) during the relevant financial year.
     Facility Agreement — Execution Version

19.11.3	There has been no material adverse change in its business or financial condition (or the business or consolidated financial condition of the Group, in the case of the Principal Guarantor) since the date of its Original Financial Statements.

19.12	Pari passu ranking

Its payment obligations under the Facility Documents rank at least pari passu with the claims of all its other unsecured and unsubordinated creditors, except for obligations mandatorily preferred by law applying to companies generally.

19.13	No proceedings pending or threatened

No litigation, arbitration or administrative proceedings of or before any court, arbitral body or agency which, if adversely determined, might reasonably be expected to have a Material Adverse Effect have (to the best of its knowledge and belief) been started or threatened against it or any GLS Recourse Party.

19.14	Title to Aircraft

With respect to each Aircraft, the Owner for that Aircraft is or will on the Utilisation Date for the Loan for that Aircraft be the sole legal and beneficial owner of that Aircraft or, if that Aircraft is subject to an owner trust structure, the Owner Trustee for that Aircraft is or will on the Utilisation Date for the Loan for that Aircraft be the sole legal owner of that Aircraft and the Owner is or will on the Utilisation Date for the Loan for that Aircraft be the sole beneficial owner of that Aircraft and, in each case, such title is or will on the Utilisation Date for that Loan be free from all Security other than Permitted Security.

19.15	COMI and Centre of Administration

Each of the COMI and the Centre of Administration of the Borrower and each Initial Owner is Ireland and neither the Borrower nor any Initial Owner carries on any business from premises in Bermuda at which staff are employed and/or salaries and/or other expenses are paid.

19.16	Aircraft Documents

The only Aircraft Documents are those listed in Schedule 6 to the DPP.

19.17	Repetition

All of the representations and warranties in this clause 19 are deemed to be made by each Obligor by reference to the facts and circumstances then existing on the date of each Utilisation Request and on each Utilisation Date. The Repeating Representations are deemed to be made by each Obligor by reference to the facts and circumstances then existing on the first day of each Interest Period.

19.18	No prejudice

The rights and remedies of each of the Finance Parties in relation to any misrepresentation or breach of warranty on the part of any Borrower Party under any Facility Document shall not be prejudiced by any investigation by or on behalf of any of the Finance Parties into the affairs of any Borrower Party, by the performance of any of the Transaction Documents or by any other act or thing which may be done by it in connection with the Transaction Documents and which would, in the absence of this clause 19.8, prejudice such rights and remedies.

20	Information undertakings

The undertakings in this clause 20 remain in force from the date of this Agreement for so long as any amount is outstanding under the Facility Documents or any Commitment is in force.
     Facility Agreement — Execution Version

20.1	Financial statements

The Principal Guarantor shall supply to the Facility Agent in sufficient copies for all the Lenders:

20.1.1	as soon as the same become available, but in any event within one hundred and eighty (180) days after the end of each of its financial years:
(a)	its audited consolidated financial statements for that financial year; and

(b)	the audited financial statements of each other Obligor for that financial year; and
20.1.2	as soon as the same become available, but in any event within ninety (90) days after the end of each quarter of each of its financial years, its consolidated financial statements for that financial quarter.

20.2	Requirements as to financial statements

20.2.1	Each set of financial statements delivered by the Principal Guarantor pursuant to clause 20.1 shall be certified by a director of the relevant company as fairly representing its financial condition as at the date as at which those financial statements were drawn up.

20.2.2	Each set of financial statements of an Obligor delivered pursuant to clause 20.1 shall be prepared using US GAAP, accounting practices and financial reference periods consistent with those applied in the preparation of the Original Financial Statements for that Obligor unless, in relation to any set of financial statements, that Obligor notifies the Facility Agent (which notification may be contained in the relevant financial statements) that there has been a change in US GAAP, the accounting practices or reference periods and its auditors (or, if appropriate, the auditors of that Obligor) and delivers to the Facility Agent a description of any change necessary for those financial statements to reflect the US GAAP, accounting practices and reference periods upon which that Obligor’s Original Financial Statements were prepared. Any reference in this Agreement to those financial statements shall be construed as a reference to those financial statements as adjusted to reflect the basis upon which the Original Financial Statements were prepared.

20.3	Notification of Default, Mandatory Prepayment Event and Insolvency Event

20.3.1	Each Obligor shall notify the Facility Agent of any Event of Default and any Mandatory Prepayment Event (and the steps, if any, being taken to remedy it) promptly upon becoming aware of its occurrence (unless that Obligor is aware that a notification has already been provided by another Obligor).

20.3.2	Each Obligor shall notify the Facility Agent of any Insolvency Event in relation to any Borrower Party or any GLS Recourse Party (and the steps, if any, being taken to remedy it) promptly upon becoming aware of its occurrence (unless that Obligor is aware that a notification has already been provided by another Obligor).

20.4	Know your customer checks

20.4.1	If:
(a)	the introduction of or any change in (or in the interpretation, administration or application of) any law or regulation made after the date of this Agreement;

(b)	any change in the identity, status or shareholders of an Obligor after the date of this Agreement; or

(c)	a proposed assignment or transfer by a Lender of any of its rights and obligations under this Agreement to a party that is not a Lender prior to such assignment or transfer,
     Facility Agreement — Execution Version

obliges the Facility Agent or any Lender (or, in the case of paragraph (c) above, any prospective new Lender) to comply with know your customer or similar identification procedures in circumstances where the necessary information is not already available to it, each Obligor shall promptly upon the request of the Facility Agent or any Lender supply, or procure the supply of, such documentation and other evidence as is reasonably requested by the Facility Agent (for itself or on behalf of any Lender) or any Lender (for itself or, in the case of the event described in paragraph (c) above, on behalf of any prospective new Lender) in order for the Facility Agent, such Lender or, in the case of the event described in paragraph (c) above, any prospective new Lender to carry out and be satisfied it has complied with all necessary know your customer or other similar checks under all Applicable Laws pursuant to the transactions contemplated in the Facility Documents.

20.4.2	Each Lender shall promptly upon the request of the Facility Agent supply, or procure the supply of, such documentation and other evidence as is reasonably requested by the Facility Agent (for itself) in order for the Facility Agent to carry out and be satisfied it has complied with all necessary know your customer or other similar checks under all Applicable Laws pursuant to the transactions contemplated in the Facility Documents.

21	General undertakings

The undertakings in this clause 21 remain in force from the date of this Agreement for so long as any amount is outstanding under the Facility Documents or any Commitment is in force.

21.1	Authorisations

Each Obligor shall promptly:

21.1.1	obtain, comply with and do all that is necessary to maintain in full force and effect; and

21.1.2	supply certified copies to the Facility Agent of

any Authorisation required under any law or regulation of its jurisdiction of incorporation or its COMI to enable it to perform its obligations under the Facility Documents and to ensure the legality, validity, enforceability or admissibility in evidence in its jurisdiction of incorporation or its COMI of any Facility Document, except registration of the Aircraft Mortgage for an Aircraft with the Aviation Authority for that Aircraft if and for so long as that Aircraft Mortgage constitutes and is registered as an international interest under and for the purposes of the Cape Town Convention.

21.2	Compliance with laws

Each Obligor shall comply in all respects with all Applicable Law if failure so to comply would materially impair its ability to perform its obligations under the Facility Documents.

21.3	Corporate existence

Each Obligor shall preserve its corporate existence.

21.4	Principal Guarantor

The Principal Guarantor shall not:

21.4.1	suspend or cease or threaten to suspend or cease to carry on all or a substantial part of its business;

21.4.2	make any substantial change in the nature of the business in which it is engaged;
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21.4.3	either in a single transaction or in a series of transactions whether related or not and whether voluntarily or involuntarily, sell, transfer or otherwise dispose of all or a substantial part of its property or assets; or

21.4.4	enter into any amalgamation, demerger, merger or corporate reconstruction unless the surviving entity has assumed all of the obligations of the Principal Guarantor under the Facility Documents and the financial condition of that surviving entity is not materially worse than the financial condition of the Principal Guarantor immediately prior to such amalgamation, demerger, merger or corporate reconstruction (as applicable).

21.5	Borrower, Lessors and Owners

Subject to clause 5 of the DPP, neither the Borrower nor any Lessor nor any Owner shall:

21.5.1	undertake any trading or business activities other than the ownership and leasing of the Aircraft and directly related activities;

21.5.2	enter into any agreement, instrument or arrangement (whether or not recorded in writing) with any person or otherwise create or incur any liability or indebtedness to any person other than:
(a)	pursuant to or as permitted or expressly contemplated by the Facility Documents;

(b)	such agreements, instruments and arrangements with respect to Taxes, ordinary operating costs and expenses, legal fees and disbursements and overhead expenses as have arisen or may arise in the ordinary course of carrying on its business as referred to in paragraph (a) above; and

(c)	loans between Obligors which are in all respects subject to clauses 18 and 19 of the DPP;
21.5.3	take on lease, purchase or otherwise acquire, or agree to do so, any asset from any person other than the Aircraft; provided that each Owner shall be entitled to receive title to any engine or part in replacement of, or in addition to, any Engine or Part pursuant to any Operating Lease;

21.5.4	make any loans, grant any credit or give any guarantee or indemnity to or for the benefit of any person or otherwise voluntarily assume any liability whether actual or contingent in respect of any obligation of any other person, except as may be required pursuant to the terms of the Facility Documents other than loans between Obligors which are in all respects subject to clauses 18 and 19 of the DPP;

21.5.5	issue any further shares or alter any rights attaching to its issued shares in existence at the date hereof;

21.5.6	enter into any contract for service or contract of employment with any contractor, officers, secondees, servants, agents or employees other than the Servicing Agreement and the Management Agreement;

21.5.7	create or permit to subsist any Security other than Permitted Security over any of its assets;

21.5.8	other pursuant to an Approved Change in Structure, enter into a single transaction or a series of transactions (whether related or not) and whether voluntary or involuntary to sell, lease, transfer or otherwise dispose of any asset;

21.5.9	other pursuant to an Approved Change in Structure, enter into any amalgamation, demerger, merger or corporate reconstruction;

21.5.10	other pursuant to an Approved Change in Structure, create or acquire any Subsidiary;

21.5.11	at any time hold any bank account other than the Collection Account and the Liquidity Reserve Account.
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21.6	Hedging Policy

21.6.1	The Borrower shall comply with the Hedging Policy and shall enter into such Approved Hedging Agreements as may from time to time be required to ensure compliance with the Hedging Policy.

21.6.2	If and whenever the Borrower enters into an Approved Hedging Agreement, the Borrower shall execute, procure the execution by the Approved Hedging Provider of and deliver to the Facility Agent:
(a)	the Additional Hedging Assignment for that Approved Hedging Agreement;

(b)	the Additional Hedging Provider Notice and Acknowledgment for that Approved Hedging Agreement; and

(c)	such documents and other evidence in connection with that Additional Hedging Assignment and that Additional Hedging Provider Notice and Acknowledgment as the Facility Agent may reasonably require:
21.7	Management Agreement

Each of the Manager and the Shareholders shall comply with their respective obligations under the Management Agreement and shall procure that if for any reason it is terminated or expires it shall immediately be replaced by an equivalent corporate administration agreement in the Agreed Form and between the same parties.

21.8	Performance by Obligors

21.8.1	The Principal Guarantor further undertakes with each of the Finance Parties that it will procure that each other Obligor will duly and punctually perform all of its obligations under the Transaction Documents to which it is a party.

21.8.2	Each Obligor further undertakes with each of the Finance Parties that it will duly and punctually perform all of its obligations under the Transaction Documents.

21.9	Servicer Payments

Without prejudice to the generality of clause 21.8, the Borrower undertakes with each of the Finance Parties that it will pay to the Servicer, immediately following a demand by the Security Trustee, amounts equal to each amount from time to time:

21.9.1	notified by the Servicer to the Facility Agent and/or the Security Trustee as being due and payable but unpaid to the Servicer by any Obligor; and/or

21.9.2	claimed by the Servicer as being due for application to it pursuant to clause 8 of the DPP,

in each case, unless and to the extent that the Borrower has evidenced to the satisfaction of the Security Trustee that the relevant amount is being diligently contested in good faith and on reasonable grounds by the Borrower.

21.10	Explanation in relation to Servicer Payments

If any Servicer Report indicates that any amount is or has been due and payable but unpaid to the Servicer by any Obligor, the Borrower shall, at the same time that the Borrower forwards a copy of that Servicer Report to the Facility Agent pursuant to clause 7.4 of the DPP, either confirm to the Facility Agent that the relevant amount has now been paid in full to the Servicer or, if it has not, provide to the Facility Agent a reasonably detailed written explanation of why the relevant amount has not been paid in full to the Servicer.

21.11	Aircraft receivables
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Each Obligor further undertakes with each of the Finance Parties that it will procure that all amounts from time to time received or receivable by it or any other Borrower Party under or pursuant to any of the Aircraft Documents or otherwise in connection with any of the Aircraft are paid into the Collection Account. Each Lessor and each Owner further undertakes with each of the Finance Parties that it will procure that all other amounts of any nature or source whatsoever from time to time received or receivable by it are paid into the Collection Account.

21.12	Subrogation rights of Borrower under Servicing Agreement

The Borrower further undertakes with each of the Finance Parties that it will:

21.12.1	not waive all or any of its rights pursuant to Section 11.06 of the Servicing Agreement (Subrogation Rights);

21.12.2	not otherwise take any action which would reasonably be expected to prejudice all or any of its Subrogation Rights;

21.12.3	take all action from time to time reasonably requested by the Security Trustee to preserve its Subrogation Rights;

21.12.4	apply all amounts received by it pursuant to its Subrogation Rights in accordance with clause 8.4.3 of the DPP or in or towards discharge of the corresponding Servicer Payments.

21.13	No waiver of liability

For the avoidance of doubt, the Finance Parties do not waive any rights against any Obligor notwithstanding the terms of section 3.04 of the Servicing Agreement, subject to the other provisions of the Facility Documents.

22	Changes to the Lenders

22.1	Assignments and transfers by the Lenders

Subject to this clause 22, a Lender (the Existing Lender) may:

22.1.1	assign any of its rights; or

22.1.2	transfer by novation any of its rights and obligations,

to another bank or financial institution or to a trust, fund or other entity which is regularly engaged in or established for the purpose of making, purchasing or investing in loans, securities or other financial assets (the New Lender). An Existing Lender must assign or transfer to the New Lender the same percentage of its participation in each of the Loans.

22.2	Conditions of assignment or transfer

22.2.1	If an Existing Lender proposes to assign any of its rights or transfer by novation any of its rights and obligations to a New Lender, other than a New Lender which is already a Lender or is an Affiliate of a Lender, the Existing Lender shall consult in good faith with the Borrower in relation to the proposed assignment or transfer but no consent of the Borrower (or of any other Party) to that assignment or transfer shall be required. Without prejudice to the preceding sentence, each Existing Lender undertakes (as an independent undertaking and not as a condition to transfer) that it will not unreasonably disregard the Borrower’s reasonable objections to a proposed New Lender.

22.2.2	An assignment will only be effective on:
(a)	receipt by the Facility Agent of written confirmation from the New Lender (in form and substance satisfactory to the Facility Agent) that the New Lender will assume the same
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obligations to the other Finance Parties as it would have been under if it was an Original Lender; and

(b)	performance by the Facility Agent of all necessary know your customer or other similar checks under all Applicable Laws in relation to such assignment to a New Lender, the completion of which the Facility Agent shall promptly notify to the Existing Lender and the New Lender.
22.2.3	A transfer will only be effective if the procedure set out in clause 22.5 is complied with.

22.2.4	If:
(a)	a Lender assigns or transfers any of its rights or obligations under the Facility Documents or changes its Facility Office; and

(b)	as a result of circumstances existing at the date the assignment, transfer or change occurs, an Obligor would be obliged to make a payment to the New Lender or Lender acting through its new Facility Office under clause 12 or clause 13, then the New Lender or Lender acting through its new Facility Office is only entitled to receive payment under those clauses to the same extent as the Existing Lender or Lender acting through its previous Facility Office would have been if the assignment, transfer or change had not occurred.

22.3	Assignment or transfer fee

The New Lender shall, on the date upon which an assignment or transfer takes effect, pay to the Facility Agent (for its own account) a fee of two thousand Dollars ($2,000).

22.4	Limitation of responsibility of Existing Lenders and Arrangers

22.4.1	Unless expressly agreed to the contrary, neither an Existing Lender nor an Arranger makes any representation or warranty and assumes no responsibility to a New Lender for:
(a)	the legality, validity, effectiveness, adequacy or enforceability of the Facility Documents or any other documents;

(b)	the financial condition of any Obligor;

(c)	the performance and observance by any Obligor of its obligations under the Facility Documents or any other documents;

(d)	the application of any Basel 2 Regulation to the transactions contemplated by the Facility Documents; or

(e)	the accuracy of any statements (whether written or oral) made in or in connection with any Facility Document or any other document, and any representations or warranties implied by law are excluded.

22.4.2	Each New Lender confirms to the Existing Lender and the other Finance Parties that it:
(a)	has made (and shall continue to make) its own independent investigation and assessment of:
(i)	the financial condition and affairs of the Obligors and their related entities in connection with its participation in this Agreement ; and

(ii)	the application of any relevant Basel 2 Regulation to the transactions contemplated by the Facility Documents,
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and has not relied exclusively on any information provided to it by the Existing Lender or any Arranger in connection with any Facility Document;

(b)	will continue to make its own independent appraisal of:
(i)	the creditworthiness of the Obligors and their related entities; and

(ii)	the application of any Basel 2 Regulation to the transactions contemplated by the Facility Documents; and
(c)	will continue to make its own independent appraisal of the creditworthiness of the Obligors and their related entities whilst any amount is or may be outstanding under the Facility Documents or any Commitment is in force.
22.4.3	Nothing in any Facility Document obliges an Existing Lender to:
(a)	accept a re-transfer from a New Lender of any of the rights and obligations assigned or transferred under this clause 22; or

(b)	support any losses directly or indirectly incurred by the New Lender by reason of the non-performance by any Obligor of its obligations under the Facility Documents or by reason of the application of any Basel 2 Regulation to the transactions contemplated by the Facility Documents or otherwise.
22.5	Procedure for transfer

22.5.1	Subject to the conditions set out in clause 22.2, a transfer is effected in accordance with clause 22.5.3 when the Facility Agent executes an otherwise duly completed Transfer Certificate delivered to it by the Existing Lender and the New Lender. The Facility Agent shall, subject to clause 22.5.2, as soon as reasonably practicable after receipt by it of a duly completed Transfer Certificate appearing on its face to comply with the terms of this Agreement and delivered in accordance with the terms of this Agreement, execute that Transfer Certificate. The Obligors and the other Finance Parties irrevocably authorise the Facility Agent to execute any Transfer Certificate on their behalf, without any consultation with them.

22.5.2	The Facility Agent shall only be obliged to execute a Transfer Certificate delivered to it by the Existing Lender and the New Lender once it is satisfied it has complied with all necessary know your customer or other similar checks under all Applicable Laws in relation to the transfer to such New Lender.

22.5.3	On the Transfer Date:
(a)	to the extent that in the Transfer Certificate the Existing Lender seeks to transfer by novation its rights and obligations under the Facility Documents each of the Obligors and the Existing Lender shall be released from further obligations towards one another under the Facility Documents and their respective rights against one another under the Facility Documents shall be cancelled (being the Discharged Rights and Obligations);

(b)	each of the Obligors and the New Lender shall assume obligations towards one another and/or acquire rights against one another which differ from the Discharged Rights and Obligations only insofar as that Obligor and the New Lender have assumed and/or acquired the same in place of that Obligor and the Existing Lender;

(c)	the Finance Parties and the New Lender shall acquire the same rights and assume the same obligations between themselves as they would have acquired and assumed had the New Lender been an Original Lender with the rights and/or obligations acquired or assumed by it as a result of the transfer and to that extent the Finance Parties and the Existing Lender shall each be released from further obligations to each other under the Facility Documents; and
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(d)	the New Lender shall become a Party as a Lender.
22.6	Copy of Transfer Certificate to Borrower

The Facility Agent shall, as soon as reasonably practicable after it has executed a Transfer Certificate, send to the Borrower a copy of that Transfer Certificate.

22.7	Disclosure of information

Any Lender may disclose to any of its Affiliates and any other person:
22.7.1	to (or through) whom that Lender assigns or transfers (or may potentially assign or transfer) all or any of its rights and obligations under this Agreement;

22.7.2	with (or through) whom that Lender enters into (or may potentially enter into) any sub-participation in relation to, or any other transaction under which payments are to be made by reference to, this Agreement or any Obligor; or

22.7.3	to whom, and to the extent that, information is required to be disclosed by any Applicable Law any information about any Obligor, the Group and the Facility Documents as that Lender shall consider appropriate.

23	Assignments and transfer by Obligors

No Obligor may assign any of its rights or transfer any of its rights or obligations under the Facility Documents.

24	Role of the Facility Agent and the Representatives

24.1	Appointment of the Facility Agent

24.1.1	Each other Finance Party appoints the Facility Agent to act as its agent under and in connection with the Facility Documents.

24.1.2	Each other Finance Party authorises the Facility Agent to exercise the rights, powers, authorities and discretions specifically given to the Facility Agent under or in connection with the Facility Documents together with any other incidental rights, powers, authorities and discretions.

24.2	Duties of the Facility Agent

24.2.1	The Facility Agent shall promptly forward to a Party the original or a copy of any document which is delivered to the Facility Agent for that Party by any other Party.

24.2.2	Except where a Facility Document specifically provides otherwise, the Facility Agent is not obliged to review or check the adequacy, accuracy or completeness of any document it forwards to another Party.

24.2.3	If the Facility Agent receives notice from a Party referring to this Agreement, describing a Default and stating that the circumstance described is a Default, it shall promptly notify the Finance Parties.

24.2.4	If the Facility Agent is aware of the non-payment of any principal, interest, commitment fee or other fee payable to a Finance Party (other than the Facility Agent or an Arranger) under this Agreement, it shall promptly notify the other Finance Parties.

24.2.5	The Facility Agent’s duties under the Facility Documents are solely mechanical and administrative in nature.
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24.3	Role of the Arrangers

Except as specifically provided in the Facility Documents, no Arranger has any obligations of any kind to any other Party under or in connection with any Facility Document.

24.4	No fiduciary duties

24.4.1	Nothing in this Agreement constitutes any Representative as a trustee or fiduciary of any other person.

24.4.2	No Representative shall be bound to account to any Lender for any sum or the profit element of any sum received by it for its own account.

24.5	Business with the Group

Each Representative may accept deposits from, lend money to and generally engage in any kind of banking or other business with any member of the Group.

24.6	Rights and discretions of the Facility Agent

24.6.1	The Facility Agent may rely on:
(a)	any representation, notice or document believed by it to be genuine, correct and appropriately authorised; and

(b)	any statement made by a director, authorised signatory or employee of any person regarding any matters which may reasonably be assumed to be within his knowledge or within his power to verify.
24.6.2	The Facility Agent may assume (unless it has received notice to the contrary in its capacity as agent for the Lenders) that:
(a)	no Default has occurred (unless it has actual knowledge of a Default arising under clause 18);

(b)	any right, power, authority or discretion vested in any Party or the Majority Lenders has not been exercised; and

(c)	any notice or request made by the Borrower is made on behalf of and with the consent and knowledge of all the Obligors.
24.6.3	The Facility Agent may engage, pay for and rely on the advice or services of any lawyers, accountants, surveyors or other experts.

24.6.4	The Facility Agent may act in relation to the Facility Documents through its personnel and agents.

24.6.5	The Facility Agent may disclose to any other Party any information it reasonably believes it has received as agent under this Agreement.

24.6.6	Notwithstanding any other provision of any Facility Document to the contrary, no Representative is obliged to do or omit to do anything if it would or might in its reasonable opinion constitute a breach of any law or regulation or a breach of a fiduciary duty or duty of confidentiality.

24.7	Responsibility for documentation

No Representative is responsible:
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24.7.1	for the adequacy, accuracy and/or completeness of any information (whether oral or written) supplied by a Representative, an Obligor or any other person in or in connection with any Facility Document; or

24.7.2	for the legality, validity, effectiveness, adequacy or enforceability of any Facility Document or any other agreement, arrangement or document entered into, made or executed in anticipation of or in connection with any Facility Document; or

24.7.3	for the application of any Basel 2 Regulation to the transactions contemplated by the Facility Documents.
24.8	Exclusion of liability

24.8.1	Without limiting clause 24.8.2, the Facility Agent will not be liable for any action taken by it under or in connection with any Facility Document, unless directly caused by its gross negligence or wilful misconduct.

24.8.2	No Party (other than the Facility Agent) may take any proceedings against any officer, employee or agent of the Facility Agent in respect of any claim it might have against the Facility Agent or in respect of any act or omission of any kind by that officer, employee or agent in relation to any Facility Document.

24.8.3	The Facility Agent will not be liable for any delay (or any related consequences) in crediting an account with an amount required under the Facility Documents to be paid by the Facility Agent if the Facility Agent has taken all necessary steps as soon as reasonably practicable to comply with the regulations or operating procedures of any recognised clearing or settlement system used by the Facility Agent for that purpose.

24.8.4	Nothing in this Agreement shall oblige any Representative to carry out any know your customer or other checks in relation to any person on behalf of any Lender and each Lender confirms to each Representative that it is solely responsible for any such checks it is required to carry out and that it may not rely on any statement in relation to such checks made by any Representative.

24.9	Lenders’ indemnity to the Facility Agent

Each Lender shall (in proportion to its share of the Total Commitments or, if the Total Commitments are then zero, to its share of the Total Commitments immediately prior to their reduction to zero) indemnify the Facility Agent, within three (3) Business Days of demand, against any cost, loss or liability incurred by the Facility Agent (otherwise than by reason of the Facility Agent’s gross negligence or wilful misconduct) in acting as Facility Agent under the Facility Documents (unless the Facility Agent has been reimbursed by an Obligor pursuant to a Facility Document).

24.10	Resignation of the Facility Agent

24.10.1	The Facility Agent may resign and appoint one of its Affiliates as successor by giving notice to the other Finance Parties and the Borrower.

24.10.2	Alternatively the Facility Agent may resign by giving notice to the other Finance Parties and the Borrower, in which case the Majority Lenders (after consultation with the Borrower) may appoint a successor Facility Agent.

24.10.3	If the Majority Lenders have not appointed a successor Facility Agent in accordance with clause 24.10.2 within thirty (30) days after notice of resignation was given, the Facility Agent (after consultation with the Borrower) may appoint a successor Facility Agent.

24.10.4	The retiring Facility Agent shall, at its own cost, make available to the successor Facility Agent such documents and records and provide such assistance as the successor Facility Agent may
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reasonably request for the purposes of performing its functions as Facility Agent under the Facility Documents.

24.10.5	The Facility Agent’s resignation notice shall only take effect upon the appointment of a successor.

24.10.6	Upon the appointment of a successor, the retiring Facility Agent shall be discharged from any further obligation in respect of the Facility Documents but shall remain entitled to the benefit of this clause 24. Its successor and each of the other Parties shall have the same rights and obligations amongst themselves as they would have had if such successor had been an original Party.

24.10.7	After consultation with the Borrower, the Majority Lenders may, by notice to the Facility Agent, require it to resign in accordance with clause 24.10.2. In this event, the Facility Agent shall resign in accordance with clause 24.10.2.

24.11	Confidentiality

24.11.1	In acting as agent for the Finance Parties, the Facility Agent shall be regarded as acting through its agency division which shall be treated as a separate entity from any other of its divisions or departments.

24.11.2	If information is received by another division or department of the Facility Agent, it may be treated as confidential to that division or department and the Facility Agent shall not be deemed to have notice of it.

24.12	Relationship with the Lenders

24.12.1	The Facility Agent may treat each Lender as a Lender, entitled to payments under this Agreement and acting through its Facility Office unless it has received not less than five (5) Business Days prior notice from that Lender to the contrary in accordance with the terms of this Agreement.

24.12.2	Each Lender shall supply the Facility Agent with any information required by the Facility Agent in order to calculate the Mandatory Cost in accordance with Schedule 5.

24.13	Credit appraisal by the Lenders

Without affecting the responsibility of any Obligor for information supplied by it or on its behalf in connection with any Facility Document, each Lender confirms to each Representative that it has been, and will continue to be, solely responsible for making its own independent appraisal and investigation of all risks arising under or in connection with any Facility Document including but not limited to:
24.13.1	the financial condition, status and nature of each member of the Group and each Obligor;

24.13.2	the legality, validity, effectiveness, adequacy or enforceability of any Facility Document and any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Facility Document;

24.13.3	the application of any Basel 2 Regulation to the transactions contemplated by the Facility Documents;

24.13.4	whether that Lender has recourse, and the nature and extent of that recourse, against any Party or any of its respective assets under or in connection with any Facility Document, the transactions contemplated by the Facility Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Facility Document; and
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24.13.5	the adequacy, accuracy and/or completeness of any information provided by the Facility Agent, any Party or by any other person under or in connection with any Facility Document, the transactions contemplated by the Facility Documents or any other agreement, arrangement or document entered into, made or executed in anticipation of, under or in connection with any Facility Document.
24.14	Reference Banks

If a Reference Bank (or, if a Reference Bank is not a Lender, the Lender of which it is an Affiliate) ceases to be a Lender, the Facility Agent shall (in consultation with the Borrower) appoint another Lender or an Affiliate of a Lender to replace that Reference Bank.

24.15	Facility Agent’s management time

At any time when an Event of Default has occurred and in continuing, any amount payable to the Facility Agent under clause 14.3, clause 16 and clause 24.9 shall include the cost of utilising the Facility Agent’s management time or other resources and will be calculated on the basis of such reasonable daily or hourly rates as the Facility Agent may notify to the Borrower and the Lenders, and is in addition to any fee paid or payable to the Facility Agent under clause 11. Amounts payable under this clause 24.15 shall be recoverable by the Facility Agent under clause 8.1.5 of the DPP.

24.16	Deduction from amounts payable by the Facility Agent

If any Party owes an amount to the Facility Agent under the Facility Documents, the Facility Agent may, after giving notice to that Party, deduct an amount not exceeding that amount from any payment to that Party which the Facility Agent would otherwise be obliged to make under the Facility Documents and apply the amount deducted in or towards satisfaction of the amount owed. For the purposes of the Facility Documents that Party shall be regarded as having received any amount so deducted.

25	Conduct of business by the Finance Parties

No provision of this Agreement will:

25.1	interfere with the right of any Finance Party to arrange its affairs (tax or otherwise) in whatever manner it thinks fit;

25.2	oblige any Finance Party to investigate or claim any credit, relief, remission or repayment available to it or the extent, order and manner of any claim; or

25.3	oblige any Finance Party to disclose any information relating to its affairs (tax or otherwise) or any computations in respect of Tax.

26	Payment mechanics

26.1	Payments to the Facility Agent

26.1.1	On each date on which an Obligor or a Lender is required to make a payment under a Facility Document, that Obligor or Lender shall make the same available to the Facility Agent (unless a contrary indication appears in a Facility Document) for value on the due date at the time and in such funds specified by the Facility Agent as being customary at the time for settlement of transactions in the relevant currency in the place of payment.

26.1.2	Payment shall be made to such account in the principal financial centre of the country of that currency with such bank as the Facility Agent specifies.
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26.2	Distributions by the Facility Agent

Each payment received by the Facility Agent under the Facility Documents for another Party shall, subject to clause 26.3 and clause 26.4 and to the provisions of the DPP, be made available by the Facility Agent promptly following receipt to the Party entitled to receive payment in accordance with this Agreement (in the case of a Lender, for the account of its Facility Office), to such account as that Party may notify to the Facility Agent by not less than five (5) Business Days’ notice with a bank in the principal financial centre of the country of that currency.

26.3	Distributions to an Obligor

Subject to the provisions of the DPP, the Facility Agent may apply any amount received by it for that Obligor in or towards payment (on the date and in the currency and funds of receipt) of any amount due from that Obligor under the Facility Documents or in or towards purchase of any amount of any currency to be so applied.

26.4	Clawback

26.4.1	Where a sum is to be paid to the Facility Agent under the Facility Documents for another Party, the Facility Agent is not obliged to pay that sum to that other Party (or to enter into or perform any related exchange contract) until it has been able to establish to its satisfaction that it has actually received that sum.

26.4.2	If the Facility Agent pays an amount to another Party and it proves to be the case that the Facility Agent had not actually received that amount, then the Party to whom that amount (or the proceeds of any related exchange contract) was paid by the Facility Agent shall on demand refund the same to the Facility Agent together with interest on that amount from the date of payment to the date of receipt by the Facility Agent, calculated by the Facility Agent to reflect its cost of funds.

26.5	Applications

All amounts received by the Finance Parties or any of them under the Facility Documents shall be applied in accordance with the relevant provisions of the DPP.

26.6	No set-off by Obligors

All payments to be made by an Obligor under the Facility Documents shall be calculated and be made without (and free and clear of any deduction for) set-off or counterclaim.

26.7	Business Days

26.7.1	Any payment which is due to be made on a day that is not a Business Day shall be made on the next Business Day in the same calendar month (if there is one) or the preceding Business Day (if there is not).

26.7.2	During any extension of the due date for payment of any principal or Unpaid Sum under this Agreement interest is payable on the principal or Unpaid Sum at the rate payable on the original due date.

26.8	Currency of account

26.8.1	Subject to clauses 26.8.2 and 26.8.3, Dollars is the currency of account and payment for any sum due from an Obligor under any Facility Document.

26.8.2	Each payment in respect of costs, expenses or Taxes shall be made in the currency in which the costs, expenses or Taxes are incurred.
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26.8.3	Any amount expressed to be payable in a currency other than Dollars shall be paid in that other currency.

26.9	Change of currency

26.9.1	Unless otherwise prohibited by law, if more than one currency or currency unit are at the same time recognised by the central bank of any country as the lawful currency of that country, then:
(a)	any reference in the Facility Documents to, and any obligations arising under the Facility Documents in, the currency of that country shall be translated into, or paid in, the currency or currency unit of that country designated by the Facility Agent (after consultation with the Borrower); and

(b)	any translation from one currency or currency unit to another shall be at the official rate of exchange recognised by the central bank for the conversion of that currency or currency unit into the other, rounded up or down by the Facility Agent (acting reasonably).
26.9.2	If a change in any currency of a country occurs, this Agreement will, to the extent the Facility Agent (acting reasonably and after consultation with the Borrower) specifies to be necessary, be amended to comply with any generally accepted conventions and market practice in the Relevant Interbank Market and otherwise to reflect the change in currency.

27	Set-off

Subject always to the provisions of the DPP, a Finance Party may set off any matured obligation due from an Obligor under the Facility Documents (to the extent beneficially owned by that Finance Party) against any matured obligation owed by that Finance Party to that Obligor, regardless of the place of payment, booking branch or currency of either obligation. If the obligations are in different currencies, the Finance Party may convert either obligation at a market rate of exchange in its usual course of business for the purpose of the set-off.

28	Calculations and certificates

28.1	Accounts

In any litigation or arbitration proceedings arising out of or in connection with a Facility Document, the entries made in the accounts maintained by a Finance Party are prima facie evidence of the matters to which they relate.

28.2	Certificates and determinations

Any certification or determination by a Finance Party of a rate or amount under any Facility Document is, in the absence of manifest error, conclusive evidence of the matters to which it relates.

28.3	Day count convention

Any interest, commission or fee accruing under a Facility Document will accrue from day to day and is calculated on the basis of the actual number of days elapsed and a year of 360 days or, in any case where the practice in the Relevant Interbank Market differs, in accordance with that market practice.

29	Partial invalidity

If, at any time, any provision of the Facility Documents is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions nor the legality, validity or enforceability of such provision under the law of any other jurisdiction will in any way be affected or impaired.
Facility Agreement — Execution Version

30	Remedies and waivers

No failure to exercise, nor any delay in exercising, on the part of any Finance Party, any right or remedy under the Facility Documents shall operate as a waiver, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise or the exercise of any other right or remedy. The rights and remedies provided in this Agreement are cumulative and not exclusive of any rights or remedies provided by law.

31	Counterparts

Each Facility Document may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of the Facility Document.

32	Notices

Any communication to be made under or in connection with the Facility Documents shall be made in accordance with clause 22 of the DPP.

33	Governing law

This Agreement is governed by English law.

34	Enforcement

34.1	Jurisdiction

34.1.1	The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement (including a dispute regarding the existence, validity or termination of this Agreement) (a Dispute).

34.1.2	The Parties agree that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no Party will argue to the contrary.

34.1.3	This clause 34.1 is for the benefit of the Finance Parties only. As a result, no Finance Party shall be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law, the Finance Parties may take concurrent proceedings in any number of jurisdictions.

34.2	Service of process

Without prejudice to any other mode of service allowed under any relevant law, each Obligor:
34.2.1	irrevocably appoints Freshfields Bruckhaus Deringer LLP at its registered office for the time being (presently of 65 Fleet Street, London EC4Y 1HS, England) as its agent for service of process in relation to any proceedings before the English courts in connection with any Facility Document; and

34.2.2	agrees that failure by a process agent to notify the relevant Obligor of the process will not invalidate the proceedings concerned.
     THIS AGREEMENT has been entered into on the date stated at the beginning of this Agreement.
Facility Agreement — Execution Version

The Obligors
Part 1
Borrower

Name and registered office of Borrower	Registration number
Genesis Portfolio Funding I Limited	EC 41928

Clarendon House

2 Church Street

Hamilton HM 11
Bermuda
Part 2
Principal Guarantor

Name and registered office of Principal
Guarantor	Registration number
Genesis Lease Limited	EC 38695

Clarendon House

2 Church Street

Hamilton HM 11

Bermuda
Part 3
Initial Owners

Name and registered office of Initial Owners	Registration
	number	Aircraft (by msn)
Lare Leasing Limited	EC 39884	3192

Clarendon House		3227

2 Church Street

Hamilton HM 11

Bermuda

Roselawn Leasing Limited	EC 40596	30050

Clarendon House		32582
Facility Agreement — Execution Version

	Registration
Name and registered office of Initial Owners	number	Aircraft (by msn)
2 Church Street		28654

Hamilton HM 11		1136

Bermuda		1155

		1965
		1609
		1493
Ross Leasing Limited	EC 39885	3183

Clarendon House

2 Church Street

Hamilton HM 11

Bermuda
Part 4
Initial Lessors

	Registration
Name and registered office of Initial Lessors	number	Aircraft
Lare Leasing Limited	EC 39884	3192

Clarendon House		3227

2 Church Street

Hamilton HM 11

Bermuda

Roselawn Leasing Limited	EC 40596	32582

Clarendon House		28654

2 Church Street		1136

Hamilton HM 11		1155

Bermuda		1965

		1609

		1493

Ross Leasing Limited	EC 39885	3183

Clarendon House
Facility Agreement—Execution Version

	Registration
Name and registered office of Initial Lessors	number	Aircraft
2 Church Street

Hamilton HM 11

Bermuda

Castletroy Leasing Limited	445403	30050

4450 Atlantic Avenue

Westpark

Shannon

Co. Clare

Ireland
Part 5
Initial Owner Trustees

Name and principal place of business of Initial Owner Trustees	Aircraft
Wells Fargo Bank Northwest, National Association	30050

299 South Main, 12th Floor	32582

Salt Lake City	28654

Utah 84111	1136

United States of America	1155

1965

1609

1493
Facility Agreement—Execution Version

The Original Lenders

Name of Original Lender	Commitment ($)
DVB Bank AG	62,500,000

HSH Nordbank AG	93,750,000

KFW IPEX-BANK GmbH	93,750,000
Facility Agreement—Execution Version

Conditions Precedent

Part 1
Conditions precedent to any Utilisation
1	Facility Documents
(a)	A duly executed original of each of the Facility Documents other than the Share Charges and the Aircraft Security Documents.

(b)	A duly executed original of the Share Charge for the Borrower.

(c)	A duly executed original of the Management Agreement.

(d)	A duly executed original of the Servicing Agreement.

(e)	Duly executed originals of the following documents referred to in the Share Charge for the Borrower:
(1)	undated share transfers;

(2)	share certificates (or other evidence of ownership);

(3)	certified copy of the share register (confirming that the Security Trustee is registered owner);

(4)	undertaking by the Borrower to register transfers;

(5)	director and secretary letters of resignation and release (signed but undated) together with letters of authority to date the same;

(6)	undated irrevocable proxy in respect of the shares in the Borrower signed by the Principal Guarantor.
The documents referred to in this paragraph 1 are the Initial Utilisation Documents.

2	Corporate documents
(a)	A copy of the constitutional documents of each Initial Obligor.

(b)	A copy of a resolution of the board of directors of each Initial Obligor:
(i)	approving the terms of and the transactions contemplated by the Initial Utilisation Documents to which it is a party and resolving that it execute the Initial Utilisation Documents to which it is a party;

(ii)	authorising a specified person or persons to execute the Initial Utilisation Documents to which it is a party on its behalf; and

(iii)	authorising a specified person or persons, on its behalf, to sign and/or despatch all documents and notices to be signed and/or despatched by it under or in connection with the Initial Utilisation Documents to which it is a party.
(c)	A specimen of the signature of each person authorised by the resolution referred to in paragraph (b) above.
Facility Agreement—Execution Version

(d)	If required, a copy of a resolution signed by all the holders of the issued shares in each Initial Obligor approving the terms of and the transactions contemplated by the Initial Utilisation Documents to which it is a party.

(e)	A certificate of each Initial Obligor signed by a director confirming that borrowing or guaranteeing (as applicable) the Total Commitments would not cause any borrowing, guaranteeing or similar limit binding on that Initial Obligor to be exceeded.

(f)	A certificate of an authorised signatory of each Initial Obligor certifying that each document specified in this Part 1 of Schedule 3 to which it is a party is correct, complete and in full force and effect as at a date no earlier than the date of this Agreement.
3	Legal opinions
(a)	A legal opinion of Norton Rose, legal advisers to the Representatives in England, substantially in the form distributed to the Original Lenders prior to signing this Agreement.

(b)	A legal opinion of A&L Goodbody, legal advisers to the Borrower in Ireland, substantially in the form distributed to the Original Lenders prior to signing this Agreement.

(c)	A legal opinion of Conyers, Dill & Pearman, legal advisers to the Representatives in Bermuda, substantially in the form distributed to the Original Lenders prior to signing this Agreement.

(d)	A legal opinion of Fulbright & Jaworski, legal advisers to the Representatives in New York, substantially in the form distributed to the Original Lenders prior to signing this Agreement.

(e)	A legal opinion of Norton Rose LLP, legal advisers to the Representatives in Germany, substantially in the form distributed to the Original Lenders prior to signing this Agreement.

(f)	A memorandum of A&L Goodbody, legal advisers to the Borrower in Ireland, concerning the Cape Town Convention and related insolvency issues, substantially in the form distributed to the Original Lenders prior to signing this Agreement.
4	Other documents and evidence
(a)	Evidence that the process agent referred to in clause 34.2 has accepted its appointment and that any process agent referred to in any Initial Utilisation Document has accepted its appointment.

(b)	There is no evidence that any other Security exists in relation to any of the assets, interests and rights over which Security is created by the Initial Utilisation Documents.

(c)	Evidence that the Borrower, each Lessor and each Owner has been registered as a foreign company with the Irish CRO.

(d)	A copy of any other Authorisation or other document, opinion or assurance (other than those referred to in Part 3 of this Schedule 3) which the Facility Agent considers to be necessary or desirable (if it has notified the Borrower accordingly) in connection with the entry into and performance of the transactions contemplated by any Initial Utilisation Document or for the validity and enforceability of any Initial Utilisation Document.

(e)	The Original Financial Statements of each Obligor.

(f)	Completion by all Original Lenders of all relevant due diligence and know your customer requirements (including compliance with money laundering and anti-terrorism information
Facility Agreement—Execution Version

requirements), including in respect of each Obligor and each person that will become an Additional Obligor on or about the first Utilisation Date.

(g)	The Initial Appraisal for each Aircraft.

(h)	Evidence that the Liquidity Reserve Account has been opened and that the amount of five million Dollars ($5,000,000) has been deposited in the Liquidity Reserve Account.

(i)	Evidence that the Collection Account has been opened and that the amount of one Dollar ($1) has been deposited in the Collection Account.

(j)	Confirmation that the Initial Hedging Provider has entered into novation agreements with each of Citibank, N.A. and Wachovia, N.A. in respect of the back-to-back hedging (in aggregate) of the confirmation comprised in the Initial Hedging Agreement, and that such novations will be effective on the first Utilisation Date.
Facility Agreement—Execution Version

Part 2
Conditions precedent to each Utilisation for an Aircraft
1	Facility Documents
(a)	A duly executed original of the Utilisation Notice for the Loan for that Aircraft.

(b)	With respect to each of the Initial Lessor for that Aircraft and the Initial Owner for that Aircraft (if different), a duly completed and executed original Accession Deed.

(c)	A duly executed original of the instrument of transfer for each of the Initial Lessor for that Aircraft and the Initial Owner for that Aircraft (if different) pursuant to which the Lessor Seller transfers all of the shares in that Initial Lessor or that Initial Owner (as applicable) to the Borrower.

(d)	A duly executed original of the Share Charge for the Initial Lessor for that Aircraft and a duly executed original of the Share Charge for the Initial Owner for that Aircraft (if different).

(f)	Duly executed originals of the following documents referred to in the Share Charge for the Initial Lessor for that Aircraft and the Share Charge for the Initial Owner for that Aircraft (if different):
(1)	undated share transfers;

(2)	share certificates (or other evidence of ownership);

(3)	certified copy of the share register (confirming that the Security Trustee is registered owner);

(4)	undertaking by that Initial Lessor or that Initial Owner (as applicable) to register transfers;

(5)	director and secretary letters of resignation and release (signed but undated) together with letters of authority to date the same;

(6)	undated irrevocable proxy in respect of the shares in that Initial Lessor or that Initial Owner (as applicable) signed by the Borrower.
(e)	A duly executed original of each of the Aircraft Security Documents for that Aircraft.
The documents referred to in this paragraph 1 are the Aircraft Utilisation Documents.

2	Corporate documents
(a)	A copy of the constitutional documents of the Initial Lessor for that Aircraft, the Initial Owner for that Aircraft (if different) and the Lessor Seller.

(b)	A copy of a resolution of the board of directors of the Initial Lessor for that Aircraft, the Initial Owner for that Aircraft (if different) and the Lessor Seller:
(1)	approving the terms of and the transactions contemplated by the Aircraft Utilisation Documents to which it is a party and resolving that it execute the Aircraft Utilisation Documents to which it is a party;

(2)	authorising a specified person or persons to execute the Aircraft Utilisation Documents to which it is a party on its behalf; and
Facility Agreement—Execution Version

(3)	authorising a specified person or persons, on its behalf, to sign and/or despatch all documents and notices to be signed and/or despatched by it under or in connection with the Aircraft Utilisation Documents to which it is a party.
(c)	A specimen of the signature of each person authorised by the resolution referred to in paragraph (b) above.

(d)	If required, a copy of a resolution signed by all the holders of the issued shares in the Initial Lessor for that Aircraft, the Initial Owner for that Aircraft (if different) and the Lessor Seller approving the terms of and the transactions contemplated by the Aircraft Utilisation Documents to which it is a party.

(e)	A certificate of the Initial Lessor for that Aircraft and the Initial Owner for that Aircraft (if different) signed by a director confirming that guaranteeing the Total Commitments would not cause any borrowing, guaranteeing or similar limit binding on that Initial Lessor or that Initial Owner (as applicable) to be exceeded.

(f)	A certificate of an authorised signatory of the Initial Lessor for that Aircraft, the Initial Owner for that Aircraft (if different) and the Lessor Seller certifying that each document specified in this Part 2 of Schedule 3 to which it is a party is correct, complete and in full force and effect as at a date no earlier than the date of this Agreement.

(g)	Documents evidence that the Owner Trustee for that Aircraft (if any) has all necessary capacity, power and authority to enter into and perform its obligations under the Aircraft Utilisation Documents to which it is a party.
3	Legal opinions
(a)	A legal opinion of Norton Rose, legal advisers to the Representatives in England, substantially in the form distributed to the Original Lenders prior to the proposed Utilisation Date.

(b)	A legal opinion of A&L Goodbody, legal advisers to the Borrower in Ireland, substantially in the form distributed to the Original Lenders prior to the proposed Utilisation Date.

(c)	A legal opinion of Conyers, Dill & Pearman, legal advisers to the Representatives in Bermuda, substantially in the form distributed to the Original Lenders prior to the proposed Utilisation Date.

(d)	A legal opinion of Fulbright & Jaworski, legal advisers to the Representatives in New York, substantially in the form distributed to the Original Lenders prior to the proposed Utilisation Date.

(e)	If there is an Owner Trustee for that Aircraft and the owner trust arrangements are governed by Utah law, a legal opinion of Ray, Quinney & Nebeker, legal advisers to that Owner Trustee in Utah, substantially in the form distributed to the Original Lenders prior to the proposed Utilisation Date.

(f)	If there is an Owner Trustee for that Aircraft and the owner trust arrangements are governed by Connecticut law, a legal opinion of Day Pitney, legal advisers to that Owner Trustee in Connecticut, substantially in the form distributed to the Original Lenders prior to the proposed Utilisation Date.

(g)	With respect to any Aircraft registered with the Federal Aviation Administration of the United States of America (FAA), a legal opinion of Daugherty, Fowler, Peregrin, Haught & Jenson, FAA legal advisers to the Representatives, substantially in the form distributed to the Original Lenders prior to the proposed Utilisation Date.
4	Cape Town Convention
Facility Agreement—Execution Version

(a)	Evidence that registration has been effected of the prospective international interests for that Aircraft referred to in paragraph 2 of Schedule 2 to the DPP.

(b)	If the manufacturer’s serial numbers of the Engines for that Aircraft are, by reason of substitution prior to the Utilisation Date, other than as specified in Schedule 7, the Initial Lessor for that Aircraft and the Initial Owner for that Aircraft shall have entered into a supplement to this Agreement in the Agreed Form which will enable the international interests of the Security Trustee, that Initial Lessor and that Initial Owner in each of those Engines as lessors under leasing agreements and chargee under a security agreement respectively to be registered in accordance with the Cape Town Convention.
5	Operating Lease requirements
(a)	All provisions of the Operating Lease for that Aircraft are in compliance with the Operating Lease Requirements.

(b)	The scheduled expiry date under that Operating Lease falls at least twelve (12) months after the proposed Utilisation Date.

(c)	No amount payable by the Operator for that Aircraft under that Operating Lease is as at the proposed Utilisation Date overdue for more than thirty (30) consecutive days.

(d)	No Insolvency Event has occurred and is continuing in relation to that Operator.
6	Aircraft Documents and evidence
(a)	A copy of each of the Aircraft Documents for that Aircraft.

(b)	Copies of all historic bills of sale for the Airframe for that Aircraft and the Engines for that Aircraft.

(c)	There is no evidence that any of the Aircraft Documents for that Aircraft is not in full force and effect.

(d)	A copy of the certificate of insurance and broker’s letter of undertaking from the Insurers for that Aircraft evidencing the Insurances for that Aircraft.

(e)	Copies of the current certificate of registration for that Aircraft, certificate of airworthiness for that Aircraft and air operator’s certificate for the Operator for that Aircraft, in each case, issued by the Aviation Authority for that Aircraft.

(f)	Evidence that the Aircraft has not suffered a Total Loss and that no event or circumstance has occurred which would (with the expiry of a grace period, the giving of notice, the making of any determination under the Facility Documents or any combination of any of the foregoing) become a Total Loss.
7	Other documents and evidence
(a)	Evidence that any process agent referred to in any of the Aircraft Utilisation Documents has accepted its appointment.

(b)	A copy of each document (if any) evidencing the perfection and/or registration as applicable of the Security (if any) created by the Aircraft Utilisation Documents.

(c)	There is no evidence that any other Security exists in relation to that Aircraft or any of the other assets, interests and rights over which Security is created by the Aircraft Utilisation Documents.

(d)	A copy of any other Authorisation or other document, opinion or assurance (other than those referred to in Part 3 of this Schedule 3) which the Facility Agent considers to be
Facility Agreement—Execution Version

necessary or desirable (if it has notified the Borrower accordingly) in connection with the entry into and performance of the transactions contemplated by any of the Aircraft Utilisation Documents or for the validity and enforceability of any of the Aircraft Utilisation Documents.

(e)	Evidence that the fees, costs and expenses then due from the Borrower pursuant to clause 11 and clause 16 have been paid or will be paid by the proposed Utilisation Date.

(f)	A copy of the guarantee assignment between Genesis Acquisition Lease Limited and Roselawn Leasing Limited in respect of MSN 30050 (the Guarantee Assignment).
Facility Agreement-Execution Version

Part 3
Conditions subsequent
(a)	Perfection and/or registration as applicable of all Security created by the Facility Documents (including the registration of the Aircraft Mortgages in the International Registry) by the latest date permitted by Applicable Law.

(b)	Evidence of the filing with the Irish CRO of all Facility Documents under which Security is created by or in respect of any Obligor by the latest date permitted by Applicable Law.

(c)	Evidence of the filing with the Bermuda ROC pursuant to Section 55 of the Bermuda Companies Act 1981 of all Facility Documents under which Security is created by or in respect of any Obligor by the latest date permitted by Applicable Law.

(d)	Evidence that the identification plates required to be affixed on that Aircraft and the Engines for that Aircraft pursuant to the DPP have been affixed within sixty (60) days after the Utilisation Date for the Loan for that Aircraft or such later date as the Facility Agent may agree.

(e)	Evidence that Castletroy Leasing Limited has duly signed the Accession Deed and the Security Documents to which it is a party and provided the documents and evidence otherwise required under Part 2 of 0 in connection therewith by 11:59 p.m. CET of the first Utilisation Date and accordingly such documents shall not constitute conditions precedent

(f)	Copies of (i) assignments of the service life policies in respect of the aircraft with MSN 32582, MSN 28654, MSN 1136, MSN 1155, MSN 1493, MSN 1965 and MSN 30050 to Genesis Lease Limited and (ii) security assignments of the foregoing to the Security Trustee within twenty-one (21) days of the first Utilisation Date.
Facility Agreement-Execution Version

Utilisation Request
From: Genesis Portfolio Funding I Limited
To:      HSH Nordbank AG as Facility Agent
Date:
Dear Sirs
Genesis Portfolio Funding I Limited –Facility Agreement
dated [           ] 2008 (Agreement)
1	We refer to the Agreement. This is a Utilisation Request. Terms defined in the Agreement have the same meanings in this Utilisation Request unless given a different meaning in this Utilisation Request.

2	We wish to borrow a Loan on the following terms:

Proposed Utilisation Date:	[ ] 2008 (or, if that is not a Business Day, the next Business Day)

Amount:	$[ ] or, if less, the Available Facility or, if less, the Available Amount for the Aircraft described below

Aircraft:	[describe Aircraft]
3	We confirm that each condition specified in clause 4.3 is satisfied on the date of this Utilisation Request.

4	The proceeds of this Loan should be credited to [account details].

5	This Utilisation Request is irrevocable.
Yours faithfully

authorised signatory for
Genesis Portfolio Funding I Limited
Facility Agreement — Execution Version

Mandatory Cost Formula
The Mandatory Cost is an addition to the interest rate to compensate Lenders for the cost of compliance with (a) the requirements of the Bank of England and/or the Financial Services Authority (or, in either case, any other authority which replaces all or any of its functions) or (b) the requirements of the European Central Bank.
On the first day of each Interest Period (or as soon as possible thereafter) the Facility Agent shall calculate as a percentage rate a rate (the Additional Cost Rate) for each Lender in accordance with the paragraphs set out below. The Mandatory Cost will be calculated by the Facility Agent as a weighted average of the Lenders’ Additional Cost Rates (weighted in proportion to the percentage participation of each Lender in the relevant Loan) and will be expressed as a percentage rate per annum.
The Additional Cost Rate for any Lender lending from a Facility Office in a Participating Member State will be the percentage notified by that Lender to the Facility Agent. This percentage will be certified by that Lender in its notice to the Facility Agent to be its reasonable determination of the cost (expressed as a percentage of that Lender’s participation in all Loans made from that Facility Office) of complying with the minimum reserve requirements of the European Central Bank in respect of loans made from that Facility Office.
The Additional Cost Rate for any Lender lending from a Facility Office in the United Kingdom will be calculated by the Facility Agent as follows:

Ex 0.01 300	per cent. per annum.
     Where:
E	is designed to compensate Lenders for amounts payable under the Fees Rules and is calculated by the Facility Agent as being the average of the most recent rates of charge supplied by the Reference Banks to the Facility Agent pursuant to paragraph 6 below and expressed in pounds per £1,000,000.
For the purposes of this Schedule:
(a)	Eligible Liabilities and Special Deposits have the meanings given to them from time to time under or pursuant to the Bank of England Act 1998 or (as may be appropriate) by the Bank of England;

(b)	Fees Rules means the rules on periodic fees contained in the FSA Supervision Manual or such other law or regulation as may be in force from time to time in respect of the payment of fees for the acceptance of deposits;

(c)	Fee Tariffs means the fee tariffs specified in the Fees Rules under the activity group A.1 Deposit acceptors (ignoring any minimum fee or zero rated fee required pursuant to the Fees Rules but taking into account any applicable discount rate); and

(d)	Tariff Base has the meaning given to it in, and will be calculated in accordance with, the Fees Rules.
Facility Agreement — Execution Version

If requested by the Facility Agent, each Reference Bank shall, as soon as practicable after publication by the Financial Services Authority, supply to the Facility Agent the rate of charge payable by that Reference Bank to the Financial Services Authority pursuant to the Fees Rules in respect of the relevant financial year of the Financial Services Authority (calculated for this purpose by that Reference Bank as being the average of the Fee Tariffs applicable to that Reference Bank for that financial year) and expressed in pounds per £1,000,000 of the Tariff Base of that Reference Bank.
Each Lender shall supply any information required by the Facility Agent for the purpose of calculating its Additional Cost Rate. In particular, but without limitation, each Lender shall supply the following information on or prior to the date on which it becomes a Lender:
     (e) the jurisdiction of its Facility Office; and
     (f) any other information that the Facility Agent may reasonably require for such purpose.
Each Lender shall promptly notify the Facility Agent of any change to the information provided by it pursuant to this paragraph.
The rates of charge of each Reference Bank for the purpose of E above shall be determined by the Facility Agent based upon the information supplied to it pursuant to paragraphs 6 and 7 above and on the assumption that, unless a Lender notifies the Facility Agent to the contrary, each Lender’s obligations in relation to cash ratio deposits and Special Deposits are the same as those of a typical bank from its jurisdiction of incorporation with a Facility Office in the same jurisdiction as its Facility Office.
The Facility Agent shall have no liability to any person if such determination results in an Additional Cost Rate which over or under compensates any Lender and shall be entitled to assume that the information provided by any Lender or Reference Bank pursuant to paragraphs 3, 6 and 7 above is true and correct in all respects.
The Facility Agent shall distribute the additional amounts received as a result of the Mandatory Cost to the Lenders on the basis of the Additional Cost Rate for each Lender based on the information provided by each Lender and each Reference Bank pursuant to paragraphs 3, 6 and 7 above.
Any determination by the Facility Agent pursuant to this Schedule in relation to a formula, the Mandatory Cost, an Additional Cost Rate or any amount payable to a Lender shall, in the absence of manifest error, be conclusive and binding on all Parties.
The Facility Agent may from time to time, after consultation with the Borrower and the Lenders, determine and notify to all Parties any amendments which are required to be made to this Schedule in order to comply with any change in law, regulation or any requirements from time to time imposed by the Bank of England, the Financial Services Authority or the European Central Bank (or, in any case, any other authority which replaces all or any of its functions) and any such determination shall, in the absence of manifest error, be conclusive and binding on all Parties.
Facility Agreement — Execution Version

Form of Transfer Certificate
To: HSH Nordbank AG as Facility Agent
From: [The Existing Lender] (the Existing Lender) and [The New Lender] (the New Lender)
Dated:
Genesis Portfolio Funding I Limited –Facility Agreement
dated [           ] 2008 (Agreement)
1	We refer to the Agreement. This is a Transfer Certificate. Terms defined in the Agreement have the same meaning in this Transfer Certificate unless given a different meaning in this Transfer Certificate.

2	We refer to clause 22.5:
(a)	The Existing Lender and the New Lender agree to the Existing Lender transferring to the New Lender by novation all or part of the Existing Lender’s Commitment, rights and obligations referred to in the Schedule in accordance with clause 22.5.

(b)	The proposed Transfer Date is [ ].

(c)	The Facility Office and address, fax number and attention details for notices of the New Lender for the purposes of clause 22 of the DPP are set out in the Schedule.
3	The New Lender expressly acknowledges the limitations on the Existing Lender’s obligations set out in clause 22.4.2(b).

4	This Transfer Certificate may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Transfer Certificate.

5	This Transfer Certificate is governed by English law.
Facility Agreement — Execution Version

THE SCHEDULE
Commitment/rights and obligations to be transferred
[insert relevant details]
[Facility Office address, fax number and attention details for notices and account details for payments,]

[Existing Lender]	[New Lender]

By:	By:
This Transfer Certificate is accepted by the Facility Agent and the Transfer Date is confirmed as [     ].
HSH Nordbank AG
By:
Facility Agreement — Execution Version

The Aircraft

Aircraft
Aircraft	Engines	Manufacturer	Engine Manufacturer
A320-200 msn 3183	IAE V2527-A5 msns V12631 and V12644	Airbus S.A.S.	IAE International Aero Engines AG

A320-200 msn 3192	IAE V2527-A5 msns V12652 and 12654	Airbus S.A.S.	IAE International Aero Engines AG

A320-200 msn 3227	IAE V2527-A5 msns 12679 and 12686	Airbus S.A.S.	IAE International Aero Engines AG

B737-700 msn 32582	CFM56-7B26 msns 888699 and 888702	The Boeing Company	CFM International S.A.

B737-700 msn 28654	CFM56-7B26 msns 889655 and 888639	The Boeing Company	CFM International S.A.

A319-100 msn 1136	CFM56-5B6/P msns 779653 and 779654	Airbus S.A.S.	CFM International S.A.

A319-100 msn 1155	CFM56-5B6/P msns 779665 and 779666	Airbus S.A.S.	CFM International S.A.

A320-200 msn 1493	CFM56-5B4/P msns 575192 and 575193	Airbus S.A.S.	CFM International S.A.

A320-200 msn 1965	CFM56-5B4/P msns 575569 and 575570	Airbus S.A.S.	CFM International S.A.

A320-200 msn 1609	IAE V2527-A5 msns 11089 and 11091	Airbus S.A.S.	IAE International Aero Engines AG

B737-700 msn 30050	CFM56-7B26 msns 876131 and 876132	The Boeing Company	CFM International S.A.

Initial Operator
and Initial Operator	Initial State of	Initial registration	Initial Owner and Initial
Guarantor (if any)	Registration	mark	Lessor (if different)
Deccan Aviation Limited	India	VT-DNX	Ross Leasing Limited

InterGlobe Aviation Limited	India	VT-INK	Lare Leasing Limited

InterGlobe Aviation Limited	India	VT-INL	Lare Leasing Limited

Air Berlin PLC & Co. Luftverkehrs KG	Germany	D-ABBT	Aircraft MSN 32582 Statutory Trust (a Connecticut Statutory Trust administered by Wells Fargo Bank Northwest, National Association as owner trustee)
Facility Agreement — Execution Version

Air Berlin PLC & Co. Luftverkehrs KG	Germany	D-ABBS	Aircraft MSN 28654 Statutory Trust (a Connecticut Statutory Trust administered by Wells Fargo Bank Northwest, National Association as owner trustee)

Germanwings GmbH	Germany	D-AKNN	Aircraft MSN 1136 Statutory Trust(a Connecticut Statutory Trust administered by Wells Fargo Bank Northwest, National Association as owner trustee)

Germanwings GmbH	Germany	D-AKNP	Aircraft MSN 1155 Statutory Trust(a Connecticut Statutory Trust administered by Wells Fargo Bank Northwest, National Association as owner trustee)

LTU Lufttransport-Unternehmen GmbH	Germany	D-ALTD	Aircraft MSN 1493 Statutory Trust(a Connecticut Statutory Trust administered by Wells Fargo Bank Northwest, National Association as owner trustee)
Thomas Cook Airlines Limited (formerly MyTravel Airways Limited)	United Kingdom	G-DHJZ	Wells Fargo Bank Northwest, National Association on trust for Roselawn Leasing Limited

United Air Lines, Inc.	FAA	N484UA	Wells Fargo Bank Northwest, National Association on trust for Roselawn Leasing Limited

VRG Linhas Aereas S.A.	Brazil	PR-VBV	Initial Owner: Wells Fargo Bank Northwest, National Association as owner trustee Initial Lessor:
Castletroy Leasing Limited
Facility Agreement — Execution Version

The Initial Operating Leases

Airbus A320-232 aircraft with manufacturer’s serial number 3183 and Indian registration mark VT-DNX

Lessor: Ross Leasing Limited
Lessee: Deccan Aviation Limited

1	Aircraft Lease Common Terms Agreement	20/04/07	(1)	Genesis Acquisition Limited
			(2)	Deccan Aviation Limited

2	Aircraft Specific Lease Agreement	As of 15/06/07	(1)	Ross Leasing Limited
			(2)	Deccan Aviation Limited

Airbus A320-232 aircraft with manufacturer’s serial number 3192 and Indian registration mark VT-INK

Lessor: Lare Leasing Limited
Lessee: InterGlobe Aviation Limited

1	Aircraft Lease Common Terms Agreement	14/06/07	(1)	Genesis Acquisition Limited
			(2)	InterGlobe Aviation Limited

2	Aircraft Specific Lease Agreement	As of 04/07/07	(1)	InterGlobe Aviation Limited
			(2)	Lare Leasing Limited

Airbus A320-232 aircraft with manufacturer’s serial number 3227 and Indian registration mark VT-INL

Lessor: Lare Leasing Limited
Lessee: InterGlobe Aviation Limited

1	Aircraft Lease Common Terms Agreement	14/06/07	(1)	Genesis Acquisition Limited
			(2)	InterGlobe Aviation Limited

2	Aircraft Specific Lease Agreement	As of 04/07/07	(1)	InterGlobe Aviation Limited
			(2)	Lare Leasing Limited

Boeing B737-700 aircraft with manufacturer’s serial number 30050 and Brazilian registration mark PR-VBV

Owner: Wells Fargo Bank Northwest, National Association as owner trustee Lessor: Castletroy Leasing Limited
Facility Agreement — Execution Version

Lessee: VRG Linhas Aereas S.A.

1	Aircraft Lease Common Terms Agreement	As of June 6 2008	(1)	Genesis Acquisition Limited
			(2)	VRG Linhas Aereas S.A.

2	Aircraft Lease Agreement	As of June 6 2008	(1)	Castletroy Leasing Limited
			(2)	VRG Linhas Aereas S.A.

3	Aircraft Lease Amendment Agreement	As of July 29, 2008	(1)	(1) Castletroy Leasing Limited
			(2)	(2) VRG Linhas Aereas S.A.

4	Head Lease Agreement	29/07/08	(1)	Wells Fargo Bank Northwest, National Association
			(2)	Castletroy Leasing Limited

Airbus A320-200 aircraft with manufacturer’s serial number 1965 and UK registration mark G-DHJZ

Lessor: Wells Fargo Bank Northwest, National Association as owner trustee

Lessee: Thomas Cook Airlines Limited (formerly MyTravel Airways Limited)

1	Aircraft Lease Common Terms Agreement	14/03/01	(1)	General Electric Capital Corporation
			(2)	Airtours International Airways Limited

2	Aircraft Specific Lease Agreement	14/03/01	(1)	General Electric Capital Corporation
			(2)	Airtours International Airways Limited

3	Letter (Amendment No. 1) (change to Fixed Rent)	28/02/02	(1)	Airtours International Airways Limited
			(2)	General Electric Capital Corporation

4	Letter (election to convert deposit to Letter of Credit)	22/03/03	(1)	MyTravel Airways Limited
			(2)	General Electric Capital Corporation

5	Aircraft Lease Rent Deferral and Repayment Agreement	04/03/04	(1)	General Electric Capital Corporation
			(2)	AFS Investments XXV LLC
Facility Agreement — Execution Version

			(3)	MyTravel Airways Limited
			(4)	MyTravel Group Plc

6	Letter (restructuring)	23/11/04	(1)	MyTravel Airways Limited
			(2)	General Electric Capital Corporation
			(3)	AFS Investments XXV, LLC

7	Letter (conversion of Maintenance Guarantees into Maintenance Letters of Credit)	01/03/05	(1)	MyTravel Airways Limited
			(2)	General Electric Capital Corporation
			(3)	MyTravel Group Plc

8	Aircraft Lease Novation and Amendment Agreement	01/06/05	(1)	General Electric Capital Corporation
			(2)	MyTravel Airways Limited
			(3)	Celestial Aviation Trading 44 Limited

9	Aircraft Lease Novation and Amendment Agreement	26/09/07	(1)	Celestial Aviation Trading 44 Limited
			(2)	MyTravel Airways Limited
			(3)	Wells Fargo Bank Northwest, National Association (as Owner Trustee)

10	Notification of Adjustment of Maintenance Payment Rates	23/07/07	(1)	GE Commercial Aviation Services Limited
			(2)	MyTravel Airways Limited

Airbus A320-200 aircraft with manufacturer’s serial number 1493 and German registration mark D-ALTD

Lessor: Aircraft MSN 1493 Statutory Trust (a Connecticut Statutory Trust administered by Wells Fargo Bank Northwest, National Association as owner trustee)

Lessee: LTU Lufttransport -Unternehmen GmbH

1	Aircraft Lease Common Terms Agreement	11/05/00	(1)	GECAS Technical Services Limited
			(2)	LTU Lufttransport -Unternehmen GmbH
Facility Agreement — Execution Version

2	Aircraft Specific Lease Agreement	11/05/00	(1)	GECAS Technical Services Limited
			(2)	LTU Lufttransport -Unternehmen GmbH

3	Amendment No. 22 to Letter Agreement No. 1	As of June 2001	(1)	General Electric Capital Corporation
			(2)	CFM International, Inc.
			(3)	Aviation Financial Services, Inc.

4	Head Lease Agreement	08/06/01	(1)	Aviation Financial Services, Inc.
			(2)	GECAS Technical Services Limited

5	Aircraft Lease Amendment Agreement	18/01/02	(1)	GECAS Technical Services Limited
			(2)	LTU Lufttransport -Unternehmen GmbH

6	Aircraft Head Lease Novation and Amendment Agreement	28/02/05	(1)	Aviation Financial Services, Inc.
			(2)	GECAS Technical Services Limited
			(3)	Celestial Aviation Trading 42 Limited

7	Supplemental Rent Adjustment Letter	11/07/07	(1)	GE Commercial Finance Aviation Services
			(2)	LTU Lufttransport -Unternehmen GmbH

8	Aircraft Lease Amendment Agreement	14/11/06	(1)	GECAS Technical Services Limited
			(2)	LTU Lufttransport -Unternehmen GmbH

9	Aircraft Lease Novation and Amendment Agreement	28/09/07	(1)	GECAS Technical Services Limited
			(2)	LTU Lufttransport -Unternehmen GmbH
			(3)	Aircraft MSN 1493 Statutory Trust (a Connecticut Statutory Trust administered by Wells Fargo Bank Northwest, National Association as owner trustee)
Facility Agreement — Execution Version

Boeing 737-700 aircraft with manufacturer’s serial number 32582 and German registration mark D-ABBT

Lessor: Aircraft MSN 32582 Statutory Trust (a Connecticut Statutory Trust administered by Wells Fargo Bank Northwest, National Association as owner trustee)
Lessee: Air Berlin PLC & Co. Luftverkehrs KG

1	Aircraft Lease Common Terms Agreement	08/10/03	(1)	Aviation Financial Services Inc.
			(2)	Air Berlin PLC & Co. Luftverkehrs KG

2	Aircraft Specific Lease Agreement	08/09/05	(1)	Celestial Aviation Trading 71 Limited
			(2)	Air Berlin PLC & Co. Luftverkehrs KG

3	Aircraft Lease Novation and Amendment Agreement	29/09/07	(1)	Celestial Aviation Trading 71 Limited
			(2)	Air Berlin PLC & Co. Luftverkehrs KG
			(3)	Aircraft MSN 32582 Statutory Trust (a Connecticut Statutory Trust administered by Wells Fargo Bank Northwest, National Association as owner trustee)

4	Adjustment of Supplemental Rent Rates Letter	18/5/07	(1)	GE Commercial Aviation Services Limited
			(2)	Air Berlin PLC & Co. Luftverkehrs KG

5	Consent and Subordination Agreement	18/03/08	(1)	Aircraft MSN 32582 Statutory Trust (a Connecticut Statutory Trust administered by Wells Fargo Bank Northwest, National Association as owner trustee)
			(2)	Air Berlin PLC & Co. Luftverkehrs KG
			(3)	dba Luftfahrtgesellschaft mbH

Boeing 737-700 aircraft with manufacturer’s serial number 28654 and German registration mark D-ABBS
Facility Agreement — Execution Version

Lessor: Aircraft MSN 28654 Statutory Trust (a Connecticut Statutory Trust administered by Wells Fargo Bank Northwest, National Association as owner trustee)

Lessee: Air Berlin PLC & Co. Luftverkehrs KG

1	Aircraft Lease Common Terms Agreement	08/10/03	(1)	Aviation Financial Services Inc.
			(2)	Air Berlin PLC & Co. Luftverkehrs KG

2	Aircraft Specific Lease Agreement	08/09/05	(1)	Celestial Aviation Trading 71 Limited
			(2)	Air Berlin PLC & Co. Luftverkehrs KG

3	Aircraft Lease Novation and Amendment Agreement	28/09/07	(1)	Celestial Aviation Trading 71 Limited
			(2)	Air Berlin PLC & Co. Luftverkehrs KG
			(3)	Aircraft MSN 28654 Statutory Trust (a Connecticut Statutory Trust administered by Wells Fargo Bank Northwest, National Association as owner trustee)

4	Adjustment of Supplemental Rent Rates Letter	18/5/07	(1)	GE Commercial Aviation Services Limited
			(2)	Air Berlin PLC & Co. Luftverkehrs KG

5	Consent and Subordination Agreement	06/03/08	(1)	Aircraft MSN 28654 Statutory Trust (a Connecticut Statutory Trust administered by Wells Fargo Bank Northwest, National Association as owner trustee)
			(2)	Air Berlin PLC & Co. Luftverkehrs KG
			(3)	dba Luftfahrtgesellschaft mbH

Airbus A319-100 aircraft with manufacturer’s serial number 1136 and German registration mark D-AKNN

Lessor: Aircraft MSN 1136 Statutory Trust (a Connecticut Statutory Trust administered by Wells Fargo Bank Northwest, National Association as owner trustee)
Facility Agreement — Execution Version

Lessee: Germanwings GmbH

1	Aircraft Lease Common Terms Agreement	22/12/04	(1)	GE Commercial Aviation Services, Limited
			(2)	Germanwings GmbH

2	Aircraft Specific Lease Agreement	As of 22/12/04	(1)	Celestial Aviation Trading 24 Limited
			(2)	Germanwings GmbH

3	Aircraft Lease Common Terms Agreement	17/05/05	(1)	GE Commercial Aviation Services, Limited
			(2)	Germanwings GmbH

4	Aircraft Lease Amendment Agreement	17/05/05	(1)	GE Commercial Aviation Services, Limited
			(2)	Celestial Aviation Trading 24 Limited, Celestial Aviation Trading 25 Limited, Celestial Aviation Trading 26 Limited, Celestial Aviation Trading 27 Limited, Celestial Aviation Trading 28 Limited
			(3)	Germanwings GmbH

5	Side Letter Agreement	23/05/05	(1)	Celestial Aviation Trading 24 Limited
			(2)	Germanwings GmbH

6	Letter (Rental Period calculation)	22/06/05	(1)	Celestial Aviation Trading 24 Limited
			(2)	Germanwings GmbH

7	Aircraft Lease Novation and Amendment Agreement	28/09/07	(1)	Celestial Aviation Trading 24 Limited
			(2)	Germanwings GmbH
			(3)	Aircraft MSN 1136 Statutory Trust (a Connecticut Statutory Trust administered by Wells Fargo Bank Northwest, National Association as owner trustee)
Facility Agreement — Execution Version

8	Adjustment of Supplemental Rent Rates Letter	22/06/06	(1)	GE Commercial Finance Aviation Services
			(2)	Germanwings GmbH

Airbus A319-100 aircraft with manufacturer’s serial number 1155 and German registration mark D-AKNP

Lessor: Aircraft MSN 1155 Statutory Trust (a Connecticut Statutory Trust administered by Wells Fargo Bank Northwest, National Association as owner trustee)

Lessee: Germanwings GmbH

1	Aircraft Lease Common Terms Agreement	22/12/04	(1)	GE Commercial Aviation Services, Limited
			(2)	Germanwings GmbH

2	Aircraft Specific Lease Agreement	As of 22/12/04	(1)	Celestial Aviation Trading 25 Limited
			(2)	Germanwings GmbH

3	Aircraft Lease Common Terms Agreement	17/05/05	(1)	GE Commercial Aviation Services, Limited
			(2)	Germanwings GmbH

4	Aircraft Lease Amendment Agreement	17/05/05	(1)	GE Commercial Aviation Services, Limited
			(2)	Celestial Aviation Trading 24 Limited, Celestial Aviation Trading 25 Limited, Celestial Aviation Trading 26 Limited, Celestial Aviation Trading 27 Limited, Celestial Aviation Trading 28 Limited
			(3)	Germanwings GmbH

5	Letter (Rental Period calculation)	22/06/05	(1)	Celestial Aviation Trading 25 Limited
			(2)	Germanwings GmbH

6	Side Letter Agreement	27/06/05	(1)	Celestial Aviation Trading 25 Limited
			(2)	Germanwings GmbH

7	Aircraft Lease Novation and Amendment Agreement	28/09/07	(1)	Celestial Aviation Trading 25 Limited
			(2)	Germanwings GmbH
			(3)	Aircraft MSN 1155 Statutory Trust (a Connecticut Statutory Trust administered by Wells Fargo Bank Northwest, National Association as owner trustee)
Facility Agreement — Execution Version

8	Adjustment of Supplemental Rent Rates	31/07/06	(1)		GE Commercial Finance Aviation Services
			(2)		Germanwings GmbH

Airbus A320-232 aircraft with manufacturer’s serial number 1609 and FAA registration mark N484UA

Lessor: Wells Fargo Bank Northwest, National Association as owner trustee)

Lessee: United Air Lines, Inc.

1	Lease Agreement (2002 A320 D)	As of 06/09/02	(1)		Wells Fargo Bank Northwest, National Association
			(2)		United Air Lines, Inc.

2	Lease Supplement No. 1	06/09/02	(1)		Wells Fargo Bank Northwest, National Association
			(2)		United Air Lines, Inc.

3	Letter Agreement (insurance matters)	06/09/02	(1 (2	) )	AFS Investments XIX LLC United Air Lines, Inc.

4	First Amendment to Lease Agreement (2002 A320 D)	As of 22/11/05	(1)		Wells Fargo Bank Northwest, National Association
			(2)		United Air Lines, Inc.
Initial Operator Guarantees
1. Lessee Guaranty dated 6 June 2008 between GOL-Linhas Inteligentes Aereas S.A. and Genesis Acquisition Limited in respect of MSN 30050.
2. Guarantee Assignment.
Facility Agreement — Execution Version

Repayment Schedules
MSN 3183

		Repayment
Repayment		Amount in
Date	Outstanding in USD	USD
20.09.2008	28,442,892
20.10.2008	28,311,132	131,759
20.11.2008	28,182,215	128,917
20.12.2008	28,049,543	132,672
20.01.2009	27,919,680	129,863
20.02.2009	27,789,347	130,333
20.03.2009	27,648,816	140,531
20.04.2009	27,517,503	131,313
20.05.2009	27,382,505	134,998
20.06.2009	27,250,229	132,276
20.07.2009	27,114,296	135,934
20.08.2009	26,981,050	133,246
20.09.2009	26,847,322	133,728
20.10.2009	26,709,978	137,344
20.11.2009	26,575,270	134,708
20.12.2009	26,436,974	138,296
20.01.2010	26,301,279	135,696
20.02.2010	26,165,092	136,186
20.03.2010	26,019,256	145,837
20.04.2010	25,882,049	137,206
20.05.2010	25,741,327	140,722
20.06.2010	25,603,116	138,212
20.07.2010	25,461,417	141,698
20.08.2010	25,322,193	139,224
20.09.2010	25,182,466	139,727
20.10.2010	25,039,295	143,171
20.11.2010	24,898,545	140,751
20.12.2010	24,754,380	144,164
20.01.2011	24,612,599	141,781
20.02.2011	24,470,306	142,294
Facility Agreement — Execution Version

		Repayment
Repayment		Amount in
Date	Outstanding in USD	USD
20.03.2011	24,318,933	151,373
20.04.2011	24,175,577	143,356
20.05.2011	24,028,882	146,695
20.06.2011	23,884,477	144,405
20.07.2011	23,736,764	147,714
20.08.2011	23,591,302	145,461
20.09.2011	23,445,315	145,987
20.10.2011	23,296,064	149,251
20.11.2011	23,149,009	147,055
20.12.2011	22,998,721	150,288
20.01.2012	22,850,591	148,131
20.02.2012	22,701,924	148,666
20.03.2012	22,547,423	154,501
20.04.2012	22,397,660	149,763
20.05.2012	22,244,743	152,917
20.06.2012	22,093,885	150,857
20.07.2012	21,939,905	153,981
20.08.2012	21,787,945	151,960
20.09.2012	21,635,435	152,510
20.10.2012	21,479,850	155,585
20.11.2012	21,326,226	153,624
20.12.2012	21,169,558	156,668
20.01.2013	21,014,812	154,746
20.02.2013	20,859,507	155,306
20.03.2013	20,696,338	163,168
20.04.2013	20,539,881	156,458
20.05.2013	20,380,461	159,420
20.06.2013	20,222,861	157,600
20.07.2013	20,062,332	160,529
20.08.2013	19,903,581	158,751
20.09.2013	19,744,256	159,325
20.10.2013	19,582,052	162,204
20.11.2013	19,421,565	160,488
20.12.2013	19,258,231	163,334
20.01.2014	19,096,572	161,659
20.02.2014	18,934,329	162,243
20.03.2014	18,764,871	169,457
20.04.2014	18,601,428	163,443
20.05.2014	18,435,224	166,204
Facility Agreement — Execution Version

		Repayment
Repayment		Amount in
Date	Outstanding in USD	USD
20.06.2014	18,270,589	164,635
20.07.2014	18,103,227	167,362
20.08.2014	17,937,391	165,836
20.09.2014	17,770,955	166,436
20.10.2014	17,601,844	169,111
20.11.2014	17,434,195	167,649
20.12.2014	17,263,905	170,290
20.01.2015	17,095,033	168,872
20.02.2015	16,925,551	169,482
20.03.2015	16,749,532	176,019
20.04.2015	16,578,800	170,732
20.05.2015	16,405,517	173,284
20.06.2015	16,233,541	171,976
20.07.2015	16,059,049	174,492
20.08.2015	15,885,820	173,229
20.09.2015	0	15,885,820
Facility Agreement — Execution Version

MSN 3192

		Repayment
Repayment		Amount in
Date	Outstanding in USD	USD
20.09.2008	28,442,892
20.10.2008	28,311,132	131,759
20.11.2008	28,182,215	128,917
20.12.2008	28,049,543	132,672
20.01.2009	27,919,680	129,863
20.02.2009	27,789,347	130,333
20.03.2009	27,648,816	140,531
20.04.2009	27,517,503	131,313
20.05.2009	27,382,505	134,998
20.06.2009	27,250,229	132,276
20.07.2009	27,114,296	135,934
20.08.2009	26,981,050	133,246
20.09.2009	26,847,322	133,728
20.10.2009	26,709,978	137,344
20.11.2009	26,575,270	134,708
20.12.2009	26,436,974	138,296
20.01.2010	26,301,279	135,696
20.02.2010	26,165,092	136,186
20.03.2010	26,019,256	145,837
20.04.2010	25,882,049	137,206
20.05.2010	25,741,327	140,722
20.06.2010	25,603,116	138,212
20.07.2010	25,461,417	141,698
20.08.2010	25,322,193	139,224
20.09.2010	25,182,466	139,727
20.10.2010	25,039,295	143,171
20.11.2010	24,898,545	140,751
20.12.2010	24,754,380	144,164
20.01.2011	24,612,599	141,781
20.02.2011	24,470,306	142,294
20.03.2011	24,318,933	151,373
20.04.2011	24,175,577	143,356
20.05.2011	24,028,882	146,695
20.06.2011	23,884,477	144,405
Facility Agreement — Execution Version

		Repayment
Repayment		Amount in
Date	Outstanding in USD	USD
20.07.2011	23,736,764	147,714
20.08.2011	23,591,302	145,461
20.09.2011	23,445,315	145,987
20.10.2011	23,296,064	149,251
20.11.2011	23,149,009	147,055
20.12.2011	22,998,721	150,288
20.01.2012	22,850,591	148,131
20.02.2012	22,701,924	148,666
20.03.2012	22,547,423	154,501
20.04.2012	22,397,660	149,763
20.05.2012	22,244,743	152,917
20.06.2012	22,093,885	150,857
20.07.2012	21,939,905	153,981
20.08.2012	21,787,945	151,960
20.09.2012	21,635,435	152,510
20.10.2012	21,479,850	155,585
20.11.2012	21,326,226	153,624
20.12.2012	21,169,558	156,668
20.01.2013	21,014,812	154,746
20.02.2013	20,859,507	155,306
20.03.2013	20,696,338	163,168
20.04.2013	20,539,881	156,458
20.05.2013	20,380,461	159,420
20.06.2013	20,222,861	157,600
20.07.2013	20,062,332	160,529
20.08.2013	19,903,581	158,751
20.09.2013	19,744,256	159,325
20.10.2013	19,582,052	162,204
20.11.2013	19,421,565	160,488
20.12.2013	19,258,231	163,334
20.01.2014	19,096,572	161,659
20.02.2014	18,934,329	162,243
20.03.2014	18,764,871	169,457
20.04.2014	18,601,428	163,443
20.05.2014	18,435,224	166,204
20.06.2014	18,270,589	164,635
20.07.2014	18,103,227	167,362
20.08.2014	17,937,391	165,836
20.09.2014	17,770,955	166,436
Facility Agreement — Execution Version

		Repayment
Repayment		Amount in
Date	Outstanding in USD	USD
20.10.2014	17,601,844	169,111
20.11.2014	17,434,195	167,649
20.12.2014	17,263,905	170,290
20.01.2015	17,095,033	168,872
20.02.2015	16,925,551	169,482
20.03.2015	16,749,532	176,019
20.04.2015	16,578,800	170,732
20.05.2015	16,405,517	173,284
20.06.2015	16,233,541	171,976
20.07.2015	16,059,049	174,492
20.08.2015	15,885,820	173,229
20.09.2015	0	15,885,820
Facility Agreement — Execution Version

MSN 3227

		Repayment
Repayment		Amount in
Date	Outstanding in USD	USD
20.09.2008	28,442,892
20.10.2008	28,311,132	131,759
20.11.2008	28,182,215	128,917
20.12.2008	28,049,543	132,672
20.01.2009	27,919,680	129,863
20.02.2009	27,789,347	130,333
20.03.2009	27,648,816	140,531
20.04.2009	27,517,503	131,313
20.05.2009	27,382,505	134,998
20.06.2009	27,250,229	132,276
20.07.2009	27,114,296	135,934
20.08.2009	26,981,050	133,246
20.09.2009	26,847,322	133,728
20.10.2009	26,709,978	137,344
20.11.2009	26,575,270	134,708
20.12.2009	26,436,974	138,296
20.01.2010	26,301,279	135,696
20.02.2010	26,165,092	136,186
20.03.2010	26,019,256	145,837
20.04.2010	25,882,049	137,206
20.05.2010	25,741,327	140,722
20.06.2010	25,603,116	138,212
20.07.2010	25,461,417	141,698
20.08.2010	25,322,193	139,224
20.09.2010	25,182,466	139,727
20.10.2010	25,039,295	143,171
20.11.2010	24,898,545	140,751
20.12.2010	24,754,380	144,164
20.01.2011	24,612,599	141,781
20.02.2011	24,470,306	142,294
20.03.2011	24,318,933	151,373
20.04.2011	24,175,577	143,356
20.05.2011	24,028,882	146,695
Facility Agreement — Execution Version

		Repayment
Repayment		Amount in
Date	Outstanding in USD	USD
20.06.2011	23,884,477	144,405
20.07.2011	23,736,764	147,714
20.08.2011	23,591,302	145,461
20.09.2011	23,445,315	145,987
20.10.2011	23,296,064	149,251
20.11.2011	23,149,009	147,055
20.12.2011	22,998,721	150,288
20.01.2012	22,850,591	148,131
20.02.2012	22,701,924	148,666
20.03.2012	22,547,423	154,501
20.04.2012	22,397,660	149,763
20.05.2012	22,244,743	152,917
20.06.2012	22,093,885	150,857
20.07.2012	21,939,905	153,981
20.08.2012	21,787,945	151,960
20.09.2012	21,635,435	152,510
20.10.2012	21,479,850	155,585
20.11.2012	21,326,226	153,624
20.12.2012	21,169,558	156,668
20.01.2013	21,014,812	154,746
20.02.2013	20,859,507	155,306
20.03.2013	20,696,338	163,168
20.04.2013	20,539,881	156,458
20.05.2013	20,380,461	159,420
20.06.2013	20,222,861	157,600
20.07.2013	20,062,332	160,529
20.08.2013	19,903,581	158,751
20.09.2013	19,744,256	159,325
20.10.2013	19,582,052	162,204
20.11.2013	19,421,565	160,488
20.12.2013	19,258,231	163,334
20.01.2014	19,096,572	161,659
20.02.2014	18,934,329	162,243
20.03.2014	18,764,871	169,457
20.04.2014	18,601,428	163,443
20.05.2014	18,435,224	166,204
20.06.2014	18,270,589	164,635
20.07.2014	18,103,227	167,362
20.08.2014	17,937,391	165,836
Facility Agreement — Execution Version

		Repayment
Repayment		Amount in
Date	Outstanding in USD	USD
20.09.2014	17,770,955	166,436
20.10.2014	17,601,844	169,111
20.11.2014	17,434,195	167,649
20.12.2014	17,263,905	170,290
20.01.2015	17,095,033	168,872
20.02.2015	16,925,551	169,482
20.03.2015	16,749,532	176,019
20.04.2015	16,578,800	170,732
20.05.2015	16,405,517	173,284
20.06.2015	16,233,541	171,976
20.07.2015	16,059,049	174,492
20.08.2015	15,885,820	173,229
20.09.2015	0	15,885,820
Facility Agreement — Execution Version

MSN28654

		Repayment
Repayment		Amount in
Date	Outstanding in USD	USD
20.09.2008	21,079,991
20.10.2008	20,956,571	123,420
20.11.2008	20,835,164	121,407
20.12.2008	20,710,887	124,277
20.01.2009	20,588,591	122,296
20.02.2009	20,465,853	122,738
20.03.2009	20,335,508	130,345
20.04.2009	20,211,855	123,653
20.05.2009	20,085,396	126,459
20.06.2009	19,960,838	124,558
20.07.2009	19,833,501	127,337
20.08.2009	19,708,032	125,469
20.09.2009	19,582,109	125,923
20.10.2009	19,453,446	128,663
20.11.2009	19,326,603	126,843
20.12.2009	19,197,046	129,557
20.01.2010	19,069,275	127,771
20.02.2010	18,941,042	128,233
20.03.2010	18,805,716	135,326
20.04.2010	18,676,530	129,186
20.05.2010	18,544,698	131,832
20.06.2010	18,414,568	130,130
20.07.2010	18,281,818	132,749
20.08.2010	18,150,738	131,081
20.09.2010	18,019,183	131,555
20.10.2010	17,885,050	134,133
20.11.2010	17,752,534	132,516
20.12.2010	17,617,468	135,066
20.01.2011	17,483,984	133,484
20.02.2011	17,350,018	133,966
20.03.2011	17,209,494	140,523
20.04.2011	17,074,535	134,959
20.05.2011	16,937,096	137,439
20.06.2011	16,801,152	135,944
Facility Agreement — Execution Version

		Repayment
Repayment		Amount in
Date	Outstanding in USD	USD
20.07.2011	16,662,755	138,396
20.08.2011	16,525,819	136,936
20.09.2011	16,388,387	137,432
20.10.2011	16,248,547	139,841
20.11.2011	16,110,112	138,435
20.12.2011	15,969,297	140,815
20.01.2012	15,829,853	139,444
20.02.2012	15,689,904	139,949
20.03.2012	15,545,788	144,116
20.04.2012	15,404,812	140,976
20.05.2012	15,261,529	143,283
20.06.2012	15,119,524	142,004
20.07.2012	14,975,243	144,282
20.08.2012	14,832,203	143,040
20.09.2012	14,688,646	143,557
20.10.2012	14,542,856	145,790
20.11.2012	14,398,253	144,603
20.12.2012	14,251,446	146,806
20.01.2013	14,105,789	145,657
20.02.2013	13,959,605	146,184
20.03.2013	13,808,006	151,599
20.04.2013	13,660,745	147,261
20.05.2013	13,511,357	149,388
20.06.2013	13,363,023	148,334
20.07.2013	13,212,594	150,430
20.08.2013	13,063,179	149,415
20.09.2013	12,913,224	149,955
20.10.2013	12,761,220	152,004
20.11.2013	12,610,173	151,047
20.12.2013	12,457,109	153,065
20.01.2014	12,304,962	152,147
20.02.2014	12,152,265	152,697
20.03.2014	11,994,762	157,503
20.04.2014	11,840,943	153,819
20.05.2014	11,685,186	155,757
20.06.2014	11,530,248	154,939
20.07.2014	11,373,403	156,844
20.08.2014	11,217,337	156,066
20.09.2014	11,060,706	156,631
Facility Agreement — Execution Version

		Repayment
Repayment		Amount in
Date	Outstanding in USD	USD
20.10.2014	10,902,219	158,488
20.11.2014	10,744,448	157,770
20.12.2014	10,584,854	159,595
20.01.2015	10,425,935	158,918
20.02.2015	10,266,442	159,493
20.03.2015	10,102,779	163,663
20.04.2015	9,942,118	160,662
20.05.2015	9,779,715	162,403
20.06.2015	9,617,885	161,830
20.07.2015	9,454,347	163,538
20.08.2015	9,291,340	163,007
20.09.2015	0	9,291,340
Facility Agreement - Execution Version

MSN32582

		Repayment
Repayment		Amount in
Date	Outstanding in USD	USD
20.09.2008	20,894,718
20.10.2008	20,773,204	121,514
20.11.2008	20,653,688	119,516
20.12.2008	20,531,330	122,358
20.01.2009	20,410,940	120,391
20.02.2009	20,290,114	120,826
20.03.2009	20,161,749	128,365
20.04.2009	20,040,022	121,727
20.05.2009	19,915,516	124,505
20.06.2009	19,792,899	122,618
20.07.2009	19,667,528	125,370
20.08.2009	19,544,014	123,515
20.09.2009	19,420,052	123,961
20.10.2009	19,293,377	126,675
20.11.2009	19,168,509	124,868
20.12.2009	19,040,953	127,556
20.01.2010	18,915,172	125,781
20.02.2010	18,788,937	126,236
20.03.2010	18,655,668	133,268
20.04.2010	18,528,494	127,174
20.05.2010	18,398,698	129,796
20.06.2010	18,270,595	128,104
20.07.2010	18,139,896	130,698
20.08.2010	18,010,857	129,040
20.09.2010	17,881,350	129,506
20.10.2010	17,749,290	132,061
20.11.2010	17,618,837	130,452
20.12.2010	17,485,858	132,980
20.01.2011	17,354,453	131,405
20.02.2011	17,222,572	131,880
20.03.2011	17,084,187	138,385
20.04.2011	16,951,329	132,858
20.05.2011	16,816,014	135,316
20.06.2011	16,682,186	133,828
Facility Agreement - Execution Version

		Repayment
Repayment		Amount in
Date	Outstanding in USD	USD
20.07.2011	16,545,928	136,258
20.08.2011	16,411,124	134,804
20.09.2011	16,275,832	135,292
20.10.2011	16,138,151	137,680
20.11.2011	16,001,872	136,279
20.12.2011	15,863,233	138,639
20.01.2012	15,725,960	137,274
20.02.2012	15,588,190	137,770
20.03.2012	15,446,284	141,906
20.04.2012	15,307,503	138,781
20.05.2012	15,166,433	141,069
20.06.2012	15,026,640	139,794
20.07.2012	14,884,587	142,052
20.08.2012	14,743,774	140,813
20.09.2012	14,602,452	141,322
20.10.2012	14,458,915	143,537
20.11.2012	14,316,563	142,352
20.12.2012	14,172,025	144,538
20.01.2013	14,028,635	143,390
20.02.2013	13,884,726	143,909
20.03.2013	13,735,438	149,289
20.04.2013	13,590,469	144,969
20.05.2013	13,443,390	147,079
20.06.2013	13,297,364	146,025
20.07.2013	13,149,260	148,105
20.08.2013	13,002,171	147,089
20.09.2013	12,854,550	147,621
20.10.2013	12,704,895	149,655
20.11.2013	12,556,199	148,696
20.12.2013	12,405,500	150,699
20.01.2014	12,255,721	149,779
20.02.2014	12,105,400	150,321
20.03.2014	11,950,299	155,101
20.04.2014	11,798,874	151,425
20.05.2014	11,645,524	153,349
20.06.2014	11,492,997	152,528
20.07.2014	11,338,576	154,420
20.08.2014	11,184,939	153,638
20.09.2014	11,030,745	154,193
Facility Agreement - Execution Version

		Repayment
Repayment		Amount in
Date	Outstanding in USD	USD
20.10.2014	10,874,707	156,038
20.11.2014	10,719,392	155,315
20.12.2014	10,562,264	157,128
20.01.2015	10,405,819	156,445
20.02.2015	10,248,808	157,011
20.03.2015	10,087,642	161,166
20.04.2015	9,929,480	158,162
20.05.2015	9,769,587	159,892
20.06.2015	9,610,275	159,312
20.07.2015	9,449,266	161,010
20.08.2015	9,288,795	160,471
20.09.2015	0	9,288,795
Facility Agreement - Execution Version

MSN1136

		Repayment
Repayment		Amount in
Date	Outstanding in USD	USD
20.09.2008	16,729,498
20.10.2008	16,640,123	89,375
20.11.2008	16,552,377	87,746
20.12.2008	16,462,382	89,995
20.01.2009	16,373,993	88,389
20.02.2009	16,285,284	88,709
20.03.2009	16,190,555	94,729
20.04.2009	16,101,183	89,372
20.05.2009	16,009,609	91,574
20.06.2009	15,919,582	90,027
20.07.2009	15,827,373	92,210
20.08.2009	15,736,687	90,686
20.09.2009	15,645,673	91,014
20.10.2009	15,552,505	93,168
20.11.2009	15,460,825	91,680
20.12.2009	15,367,010	93,815
20.01.2010	15,274,660	92,351
20.02.2010	15,181,975	92,685
20.03.2010	15,083,641	98,334
20.04.2010	14,990,266	93,376
20.05.2010	14,894,804	95,462
20.06.2010	14,800,745	94,058
20.07.2010	14,704,620	96,125
20.08.2010	14,609,873	94,746
20.09.2010	14,514,784	95,089
20.10.2010	14,417,658	97,126
20.11.2010	14,321,874	95,784
20.12.2010	14,224,072	97,801
20.01.2011	14,127,588	96,484
20.02.2011	14,030,755	96,833
20.03.2011	13,928,661	102,094
20.04.2011	13,831,108	97,553
20.05.2011	13,731,589	99,519
20.06.2011	13,633,323	98,265
20.07.2011	13,533,112	100,211
20.08.2011	13,434,129	98,983
20.09.2011	13,334,787	99,341
20.10.2011	13,233,531	101,256
20.11.2011	13,133,464	100,067
20.12.2011	13,031,503	101,961
20.01.2012	12,930,706	100,797
20.02.2012	12,829,544	101,162
20.03.2012	12,725,023	104,521
20.04.2012	12,623,117	101,906
20.05.2012	12,519,370	103,747
Facility Agreement - Execution Version

		Repayment
Repayment		Amount in
Date	Outstanding in USD	USD
20.06.2012	12,416,720	102,650
20.07.2012	12,312,250	104,470
20.08.2012	12,208,852	103,399
20.09.2012	12,105,079	103,773
20.10.2012	11,999,519	105,560
20.11.2012	11,894,989	104,530
20.12.2012	11,788,693	106,296
20.01.2013	11,683,401	105,292
20.02.2013	11,577,728	105,673
20.03.2013	11,467,621	110,107
20.04.2013	11,361,167	106,453
20.05.2013	11,253,003	108,164
20.06.2013	11,145,773	107,230
20.07.2013	11,036,856	108,918
20.08.2013	10,928,844	108,011
20.09.2013	10,820,442	108,402
20.10.2013	10,710,386	110,056
20.11.2013	10,601,194	109,192
20.12.2013	10,490,370	110,824
20.01.2014	10,380,382	109,988
20.02.2014	10,269,996	110,386
20.03.2014	10,155,617	114,379
20.04.2014	10,044,418	111,199
20.05.2014	9,931,646	112,773
20.06.2014	9,819,637	112,009
20.07.2014	9,706,078	113,559
20.08.2014	9,593,253	112,824
20.09.2014	9,480,021	113,232
20.10.2014	9,365,273	114,748
20.11.2014	9,251,216	114,057
20.12.2014	9,135,667	115,549
20.01.2015	9,020,780	114,887
20.02.2015	8,905,477	115,303
20.03.2015	8,786,640	118,837
20.04.2015	8,670,490	116,150
20.05.2015	8,552,909	117,581
20.06.2015	8,435,914	116,995
20.07.2015	8,317,512	118,402
20.08.2015	8,199,665	117,846
20.09.2015	0	8,199,665
Facility Agreement - Execution Version

MSN 1155

		Repayment
Repayment		Amount in
Date	Outstanding in USD	USD
20.09.2008	16,729,498
20.10.2008	16,640,123	89,375
20.11.2008	16,552,377	87,746
20.12.2008	16,462,382	89,995
20.01.2009	16,373,993	88,389
20.02.2009	16,285,284	88,709
20.03.2009	16,190,555	94,729
20.04.2009	16,101,183	89,372
20.05.2009	16,009,609	91,574
20.06.2009	15,919,582	90,027
20.07.2009	15,827,373	92,210
20.08.2009	15,736,687	90,686
20.09.2009	15,645,673	91,014
20.10.2009	15,552,505	93,168
20.11.2009	15,460,825	91,680
20.12.2009	15,367,010	93,815
20.01.2010	15,274,660	92,351
20.02.2010	15,181,975	92,685
20.03.2010	15,083,641	98,334
20.04.2010	14,990,266	93,376
20.05.2010	14,894,804	95,462
20.06.2010	14,800,745	94,058
20.07.2010	14,704,620	96,125
20.08.2010	14,609,873	94,746
20.09.2010	14,514,784	95,089
20.10.2010	14,417,658	97,126
20.11.2010	14,321,874	95,784
20.12.2010	14,224,072	97,801
20.01.2011	14,127,588	96,484
20.02.2011	14,030,755	96,833
20.03.2011	13,928,661	102,094
20.04.2011	13,831,108	97,553
20.05.2011	13,731,589	99,519
20.06.2011	13,633,323	98,265
20.07.2011	13,533,112	100,211
20.08.2011	13,434,129	98,983
20.09.2011	13,334,787	99,341
20.10.2011	13,233,531	101,256
20.11.2011	13,133,464	100,067
20.12.2011	13,031,503	101,961
20.01.2012	12,930,706	100,797
20.02.2012	12,829,544	101,162
20.03.2012	12,725,023	104,521
20.04.2012	12,623,117	101,906
20.05.2012	12,519,370	103,747
Facility Agreement - Execution Version

		Repayment
Repayment		Amount in
Date	Outstanding in USD	USD
20.06.2012	12,416,720	102,650
20.07.2012	12,312,250	104,470
20.08.2012	12,208,852	103,399
20.09.2012	12,105,079	103,773
20.10.2012	11,999,519	105,560
20.11.2012	11,894,989	104,530
20.12.2012	11,788,693	106,296
20.01.2013	11,683,401	105,292
20.02.2013	11,577,728	105,673
20.03.2013	11,467,621	110,107
20.04.2013	11,361,167	106,453
20.05.2013	11,253,003	108,164
20.06.2013	11,145,773	107,230
20.07.2013	11,036,856	108,918
20.08.2013	10,928,844	108,011
20.09.2013	10,820,442	108,402
20.10.2013	10,710,386	110,056
20.11.2013	10,601,194	109,192
20.12.2013	10,490,370	110,824
20.01.2014	10,380,382	109,988
20.02.2014	10,269,996	110,386
20.03.2014	10,155,617	114,379
20.04.2014	10,044,418	111,199
20.05.2014	9,931,646	112,773
20.06.2014	9,819,637	112,009
20.07.2014	9,706,078	113,559
20.08.2014	9,593,253	112,824
20.09.2014	9,480,021	113,232
20.10.2014	9,365,273	114,748
20.11.2014	9,251,216	114,057
20.12.2014	9,135,667	115,549
20.01.2015	9,020,780	114,887
20.02.2015	8,905,477	115,303
20.03.2015	8,786,640	118,837
20.04.2015	8,670,490	116,150
20.05.2015	8,552,909	117,581
20.06.2015	8,435,914	116,995
20.07.2015	8,317,512	118,402
20.08.2015	8,199,665	117,846
20.09.2015	0	8,199,665
Facility Agreement - Execution Version

MSN1493

		Repayment
Repayment		Amount in
Date	Outstanding in USD	USD
20.09.2008	20,688,858
20.10.2008	20,586,443	102,415
20.11.2008	20,486,071	100,372
20.12.2008	20,382,946	103,125
20.01.2009	20,281,838	101,108
20.02.2009	20,180,365	101,474
20.03.2009	20,071,461	108,904
20.04.2009	19,969,227	102,234
20.05.2009	19,864,293	104,934
20.06.2009	19,761,309	102,984
20.07.2009	19,655,648	105,662
20.08.2009	19,551,909	103,738
20.09.2009	19,447,796	104,113
20.10.2009	19,341,037	106,759
20.11.2009	19,236,161	104,876
20.12.2009	19,128,661	107,500
20.01.2010	19,023,017	105,644
20.02.2010	18,916,991	106,026
20.03.2010	18,803,960	113,031
20.04.2010	18,697,142	106,819
20.05.2010	18,587,755	109,386
20.06.2010	18,480,155	107,600
20.07.2010	18,370,009	110,146
20.08.2010	18,261,621	108,388
20.09.2010	18,152,841	108,780
20.10.2010	18,041,550	111,291
20.11.2010	17,931,974	109,576
20.12.2010	17,819,910	112,064
20.01.2011	17,709,532	110,378
20.02.2011	17,598,756	110,777
20.03.2011	17,481,419	117,337
20.04.2011	17,369,817	111,602
20.05.2011	17,255,785	114,032
20.06.2011	17,143,367	112,418
20.07.2011	17,028,543	114,824
20.08.2011	16,915,303	113,240
20.09.2011	16,801,654	113,649
20.10.2011	16,685,634	116,020
20.11.2011	16,571,154	114,480
20.12.2011	16,454,327	116,827
20.01.2012	16,339,010	115,316
20.02.2012	16,223,277	115,733
20.03.2012	16,103,339	119,937
20.04.2012	15,986,754	116,586
20.05.2012	15,867,881	118,873
Facility Agreement - Execution Version

		Repayment
Repayment		Amount in
Date	Outstanding in USD	USD
20.06.2012	15,750,444	117,437
20.07.2012	15,630,744	119,700
20.08.2012	15,512,449	118,295
20.09.2012	15,393,726	118,723
20.10.2012	15,272,778	120,948
20.11.2012	15,153,189	119,590
20.12.2012	15,031,398	121,790
20.01.2013	14,910,936	120,463
20.02.2013	14,790,038	120,898
20.03.2013	14,663,525	126,512
20.04.2013	14,541,732	121,793
20.05.2013	14,417,802	123,930
20.06.2013	14,295,120	122,682
20.07.2013	14,170,327	124,793
20.08.2013	14,046,750	123,577
20.09.2013	13,922,727	124,024
20.10.2013	13,796,630	126,097
20.11.2013	13,671,701	124,928
20.12.2013	13,544,726	126,975
20.01.2014	13,418,887	125,839
20.02.2014	13,292,592	126,295
20.03.2014	13,161,189	131,404
20.04.2014	13,033,962	127,227
20.05.2014	12,904,755	129,207
20.06.2014	12,776,601	128,154
20.07.2014	12,646,493	130,108
20.08.2014	12,517,405	129,088
20.09.2014	12,387,850	129,555
20.10.2014	12,256,381	131,469
20.11.2014	12,125,882	130,499
20.12.2014	11,993,496	132,386
20.01.2015	11,862,047	131,450
20.02.2015	11,730,121	131,925
20.03.2015	11,593,614	136,508
20.04.2015	11,460,718	132,896
20.05.2015	11,326,004	134,714
20.06.2015	11,192,140	133,864
20.07.2015	11,056,487	135,654
20.08.2015	10,921,648	134,839
20.09.2015	0	10,921,648
Facility Agreement - Execution Version

MSN1965

		Repayment
Repayment		Amount in
Date	Outstanding in USD	USD
20.09.2008	23,124,860
20.10.2008	23,011,686	113,174
20.11.2008	22,900,800	110,886
20.12.2008	22,786,842	113,958
20.01.2009	22,675,143	111,699
20.02.2009	22,563,040	112,103
20.03.2009	22,442,635	120,405
20.04.2009	22,329,691	112,944
20.05.2009	22,213,734	115,957
20.06.2009	22,099,962	113,772
20.07.2009	21,983,201	116,761
20.08.2009	21,868,596	114,605
20.09.2009	21,753,576	115,020
20.10.2009	21,635,602	117,974
20.11.2009	21,519,740	115,862
20.12.2009	21,400,948	118,792
20.01.2010	21,284,237	116,711
20.02.2010	21,167,104	117,133
20.03.2010	21,042,138	124,965
20.04.2010	20,924,129	118,009
20.05.2010	20,803,253	120,877
20.06.2010	20,684,380	118,873
20.07.2010	20,562,664	121,716
20.08.2010	20,442,921	119,743
20.09.2010	20,322,745	120,176
20.10.2010	20,199,764	122,982
20.11.2010	20,078,708	121,055
20.12.2010	19,954,872	123,836
20.01.2011	19,832,931	121,941
20.02.2011	19,710,549	122,382
20.03.2011	19,580,826	129,723
20.04.2011	19,457,532	123,294
20.05.2011	19,331,522	126,010
20.06.2011	19,207,327	124,196
20.07.2011	19,080,441	126,886
20.08.2011	18,955,338	125,104
20.09.2011	18,829,781	125,556
20.10.2011	18,701,575	128,207
20.11.2011	18,575,101	126,474
20.12.2011	18,446,002	129,098
20.01.2012	18,318,604	127,398
20.02.2012	18,190,745	127,859
20.03.2012	18,058,179	132,566
20.04.2012	17,929,379	128,801
20.05.2012	17,798,020	131,358
20.06.2012	17,668,279	129,742
20.07.2012	17,536,006	132,272
Facility Agreement - Execution Version

		Repayment
Repayment		Amount in
Date	Outstanding in USD	USD
20.08.2012	17,405,317	130,689
20.09.2012	17,274,155	131,162
20.10.2012	17,140,503	133,652
20.11.2012	17,008,384	132,120
20.12.2012	16,873,802	134,582
20.01.2013	16,740,718	133,084
20.02.2013	16,607,152	133,566
20.03.2013	16,467,291	139,861
20.04.2013	16,332,736	134,554
20.05.2013	16,195,790	136,947
20.06.2013	16,060,253	135,536
20.07.2013	15,922,353	137,900
20.08.2013	15,785,828	136,525
20.09.2013	15,648,808	137,019
20.10.2013	15,509,468	139,340
20.11.2013	15,371,449	138,019
20.12.2013	15,231,138	140,311
20.01.2014	15,092,113	139,025
20.02.2014	14,952,585	139,528
20.03.2014	14,807,319	145,266
20.04.2014	14,666,761	140,558
20.05.2014	14,523,983	142,778
20.06.2014	14,382,401	141,583
20.07.2014	14,238,628	143,773
20.08.2014	14,096,013	142,615
20.09.2014	13,952,882	143,131
20.10.2014	13,807,606	145,276
20.11.2014	13,663,433	144,174
20.12.2014	13,517,143	146,289
20.01.2015	13,371,919	145,224
20.02.2015	13,226,170	145,749
20.03.2015	13,075,264	150,906
20.04.2015	12,928,442	146,822
20.05.2015	12,779,580	148,862
20.06.2015	12,631,688	147,892
20.07.2015	12,481,788	149,900
20.08.2015	12,332,819	148,969
20.09.2015	0	12,332,819
Facility Agreement - Execution Version

MSN1609

		Repayment
Repayment		Amount in
Date	Outstanding in USD	USD
20.09.2008	20,826,098
20.10.2008	20,723,410	102,687
20.11.2008	20,622,781	100,629
20.12.2008	20,519,382	103,399
20.01.2009	20,418,015	101,367
20.02.2009	20,316,282	101,734
20.03.2009	20,207,069	109,212
20.04.2009	20,104,573	102,497
20.05.2009	19,999,360	105,213
20.06.2009	19,896,112	103,248
20.07.2009	19,790,170	105,942
20.08.2009	19,686,165	104,004
20.09.2009	19,581,785	104,381
20.10.2009	19,474,742	107,043
20.11.2009	19,369,597	105,145
20.12.2009	19,261,812	107,785
20.01.2010	19,155,897	105,915
20.02.2010	19,049,598	106,298
20.03.2010	18,936,248	113,350
20.04.2010	18,829,156	107,093
20.05.2010	18,719,479	109,677
20.06.2010	18,611,602	107,877
20.07.2010	18,501,164	110,438
20.08.2010	18,392,498	108,666
20.09.2010	18,283,438	109,059
20.10.2010	18,171,852	111,587
20.11.2010	18,061,994	109,857
20.12.2010	17,949,633	112,362
20.01.2011	17,838,972	110,661
20.02.2011	17,727,910	111,061
20.03.2011	17,610,243	117,668
20.04.2011	17,498,354	111,888
20.05.2011	17,384,020	114,335
20.06.2011	17,271,313	112,707
20.07.2011	17,156,184	115,129
20.08.2011	17,042,653	113,531
20.09.2011	16,928,712	113,941
20.10.2011	16,812,384	116,328
20.11.2011	16,697,610	114,774
20.12.2011	16,580,473	117,137
20.01.2012	16,464,860	115,613
20.02.2012	16,348,829	116,031
20.03.2012	16,228,564	120,265
20.04.2012	16,111,678	116,885
20.05.2012	15,992,490	119,188
20.06.2012	15,874,751	117,739
20.07.2012	15,754,734	120,017
Facility Agreement - Execution Version

		Repayment
Repayment		Amount in
Date	Outstanding in USD	USD
20.08.2012	15,636,135	118,599
20.09.2012	15,517,107	119,028
20.10.2012	15,395,838	121,269
20.11.2012	15,275,941	119,897
20.12.2012	15,153,828	122,113
20.01.2013	15,033,055	120,772
20.02.2013	14,911,846	121,209
20.03.2013	14,784,979	126,867
20.04.2013	14,662,873	122,106
20.05.2013	14,538,614	124,259
20.06.2013	14,415,616	122,997
20.07.2013	14,290,492	125,124
20.08.2013	14,166,597	123,895
20.09.2013	14,042,254	124,343
20.10.2013	13,915,824	126,431
20.11.2013	13,790,574	125,250
20.12.2013	13,663,262	127,312
20.01.2014	13,537,099	126,163
20.02.2014	13,410,479	126,620
20.03.2014	13,278,708	131,771
20.04.2014	13,151,154	127,554
20.05.2014	13,021,604	129,550
20.06.2014	12,893,120	128,484
20.07.2014	12,762,667	130,453
20.08.2014	12,633,246	129,420
20.09.2014	12,503,358	129,889
20.10.2014	12,371,541	131,817
20.11.2014	12,240,706	130,835
20.12.2014	12,107,969	132,736
20.01.2015	11,976,181	131,788
20.02.2015	11,843,916	132,265
20.03.2015	11,707,027	136,889
20.04.2015	11,573,789	133,238
20.05.2015	11,438,719	135,071
20.06.2015	11,304,510	134,209
20.07.2015	11,168,497	136,013
20.08.2015	11,033,311	135,186
20.09.2015	0	11,033,311
Facility Agreement - Execution Version

MSN30050

		Repayment
Repayment		Amount in
Date	Outstanding in USD	USD
20.09.2008	19,597,804
20.10.2008	19,494,248	103,556
20.11.2008	19,392,605	101,644
20.12.2008	19,288,331	104,274
20.01.2009	19,185,942	102,389
20.02.2009	19,083,183	102,759
20.03.2009	18,973,374	109,810
20.04.2009	18,869,846	103,528
20.05.2009	18,763,743	106,104
20.06.2009	18,659,457	104,286
20.07.2009	18,552,617	106,840
20.08.2009	18,447,568	105,049
20.09.2009	18,342,138	105,429
20.10.2009	18,234,188	107,951
20.11.2009	18,127,987	106,201
20.12.2009	18,019,287	108,700
20.01.2010	17,912,309	106,978
20.02.2010	17,804,943	107,365
20.03.2010	17,690,958	113,985
20.04.2010	17,582,793	108,166
20.05.2010	17,472,184	110,608
20.06.2010	17,363,227	108,957
20.07.2010	17,251,851	111,377
20.08.2010	17,142,097	109,754
20.09.2010	17,031,946	110,151
20.10.2010	16,919,410	112,536
20.11.2010	16,808,454	110,956
20.12.2010	16,695,135	113,318
20.01.2011	16,583,368	111,767
20.02.2011	16,471,197	112,171
20.03.2011	16,352,855	118,342
20.04.2011	16,239,850	113,005
20.05.2011	16,124,541	115,309
20.06.2011	16,010,710	113,831
20.07.2011	15,894,600	116,111
20.08.2011	15,779,937	114,663
20.09.2011	15,664,860	115,077
20.10.2011	15,547,539	117,321
20.11.2011	15,431,621	115,918
20.12.2011	15,313,484	118,137
20.01.2012	15,196,720	116,764
20.02.2012	15,079,533	117,187
20.03.2012	14,958,404	121,129
20.04.2012	14,840,356	118,048
20.05.2012	14,720,149	120,207
20.06.2012	14,601,239	118,910
20.07.2012	14,480,195	121,044
Facility Agreement - Execution Version

		Repayment
Repayment		Amount in
Date	Outstanding in USD	USD
20.08.2012	14,360,417	119,778
20.09.2012	14,240,206	120,211
20.10.2012	14,117,899	122,307
20.11.2012	13,996,811	121,088
20.12.2012	13,873,651	123,159
20.01.2013	13,751,680	121,972
20.02.2013	13,629,267	122,413
20.03.2013	13,501,641	127,626
20.04.2013	13,378,324	123,317
20.05.2013	13,253,000	125,324
20.06.2013	13,128,784	124,216
20.07.2013	13,002,587	126,197
20.08.2013	12,877,465	125,122
20.09.2013	12,751,890	125,574
20.10.2013	12,624,374	127,516
20.11.2013	12,497,884	126,490
20.12.2013	12,369,479	128,405
20.01.2014	12,242,067	127,412
20.02.2014	12,114,195	127,873
20.03.2014	11,981,620	132,575
20.04.2014	11,852,805	128,814
20.05.2014	11,722,142	130,663
20.06.2014	11,592,389	129,753
20.07.2014	11,460,814	131,575
20.08.2014	11,330,116	130,698
20.09.2014	11,198,946	131,171
20.10.2014	11,065,994	132,952
20.11.2014	10,933,868	132,126
20.12.2014	10,799,989	133,879
20.01.2015	10,666,901	133,088
20.02.2015	10,533,331	133,569
20.03.2015	10,395,592	137,739
20.04.2015	10,261,041	134,551
20.05.2015	10,124,807	136,234
20.06.2015	9,989,277	135,530
20.07.2015	9,852,092	137,186
20.08.2015	9,715,575	136,516
20.09.2015	0	9,715,575
Facility Agreement - Execution Version

FOR INFORMATION PURPOSES ONLY
Overall Loan

		Repayment
Repayment	Overall Outstanding	Amount in
Date	in USD	USD
20.09.2008	245,000,000
20.10.2008	243,759,206	1,240,794
20.11.2008	242,542,508	1,216,698
20.12.2008	241,293,113	1,249,395
20.01.2009	240,067,496	1,225,617
20.02.2009	238,837,446	1,230,050
20.03.2009	237,519,355	1,318,092
20.04.2009	236,280,089	1,239,266
20.05.2009	235,008,776	1,271,314
20.06.2009	233,760,430	1,248,345
20.07.2009	232,480,298	1,280,132
20.08.2009	231,222,808	1,257,490
20.09.2009	229,960,770	1,262,038
20.10.2009	228,667,338	1,293,431
20.11.2009	227,396,058	1,271,280
20.12.2009	226,093,650	1,302,408
20.01.2010	224,813,062	1,280,588
20.02.2010	223,527,842	1,285,220
20.03.2010	222,159,739	1,368,103
20.04.2010	220,864,923	1,294,816
20.05.2010	219,539,656	1,325,267
20.06.2010	218,235,364	1,304,292
20.07.2010	216,900,894	1,334,470
20.08.2010	215,587,058	1,313,836
20.09.2010	214,268,471	1,318,587
20.10.2010	212,920,117	1,348,354
20.11.2010	211,591,884	1,328,233
20.12.2010	210,234,162	1,357,722
20.01.2011	208,896,215	1,337,947
20.02.2011	207,553,429	1,342,786
20.03.2011	206,133,143	1,420,286
20.04.2011	204,780,364	1,352,779
20.05.2011	203,398,801	1,381,563
20.06.2011	202,036,133	1,362,668
20.07.2011	200,644,966	1,391,167
20.08.2011	199,272,338	1,372,628
20.09.2011	197,894,746	1,377,592
20.10.2011	196,489,083	1,405,662
20.11.2011	195,101,425	1,387,658
20.12.2011	193,685,986	1,415,439
20.01.2012	192,288,190	1,397,796
20.02.2012	190,885,339	1,402,852
20.03.2012	189,432,873	1,452,465
20.04.2012	188,019,695	1,413,178
20.05.2012	186,579,470	1,440,225
20.06.2012	185,155,972	1,423,498
Facility Agreement - Execution Version

		Repayment
Repayment	Overall Outstanding	Amount in
Date	in USD	USD
20.07.2012	183,705,724	1,450,248
20.08.2012	182,271,833	1,433,891
20.09.2012	180,832,755	1,439,077
20.10.2012	179,367,376	1,465,379
20.11.2012	177,917,794	1,449,582
20.12.2012	176,442,213	1,475,582
20.01.2013	174,982,051	1,460,161
20.02.2013	173,516,609	1,465,442
20.03.2013	171,985,136	1,531,473
20.04.2013	170,508,855	1,476,281
20.05.2013	169,007,342	1,501,513
20.06.2013	167,520,292	1,487,051
20.07.2013	166,008,319	1,511,973
20.08.2013	164,510,422	1,497,897
20.09.2013	163,007,107	1,503,315
20.10.2013	161,479,338	1,527,769
20.11.2013	159,965,061	1,514,277
20.12.2013	158,426,645	1,538,416
20.01.2014	156,901,328	1,525,317
20.02.2014	155,370,494	1,530,834
20.03.2014	153,779,744	1,590,750
20.04.2014	152,237,620	1,542,124
20.05.2014	150,672,158	1,565,462
20.06.2014	149,118,795	1,553,363
20.07.2014	147,542,417	1,576,378
20.08.2014	145,977,734	1,564,682
20.09.2014	144,407,393	1,570,341
20.10.2014	142,814,525	1,592,868
20.11.2014	141,232,744	1,581,781
20.12.2014	139,628,765	1,603,979
20.01.2015	138,035,462	1,593,303
20.02.2015	136,436,396	1,599,066
20.03.2015	134,783,794	1,652,602
20.04.2015	133,172,969	1,610,826
20.05.2015	131,540,780	1,632,188
20.06.2015	129,918,225	1,622,555
20.07.2015	128,274,645	1,643,580
20.08.2015	126,640,278	1,634,367
20.09.2015	0	126,640,278
Facility Agreement - Execution Version

EXECUTION PAGE — FACILITY AGREEMENT
Borrower

SIGNED by for and on behalf of GENESIS PORTFOLIO FUNDING I LIMITED	/s/	Brian Marks
Principal Guarantor
SIGNED by for and on behalf of GENESIS LEASE LIMITED	/s/	Alan Jenkins
Manager
SIGNED by for and on behalf of GENESIS LEASE LIMITED	/s/	Alan Jenkins
Arrangers
SIGNED by for and on behalf of DVB BANK AG	/s/	Illegible	/s/	Illegible
SIGNED by for and on behalf of HSH NORDBANK AG	/s/	Verheijen	/s/	Ronald Cymara
SIGNED by for and on behalf of KFW IPEX-BANK AG	/s/	Thomas Brehler	/s/	Hilke Vareil
Facility Agent
SIGNED by for and on behalf of HSH NORDBANK AG	/s/	Verheijen	/s/	Ronald Cymara
Security Trustee
SIGNED by for and on behalf of HSH NORDBANK AG	/s/	Verheijen	/s/	Ronald Cymara
Facility Agreement - Execution Version

Original Lenders

SIGNED by for and on behalf of DVB BANK AG	/s/	Illegible	/s/	Illegible
SIGNED by for and on behalf of HSH NORDBANK AG	/s/	Verheijen	/s/	Ronald Cymara
SIGNED by for and on behalf of KFW IPEX-BANK GMBH	/s/	Thomas Brehler	/s/	Hilke Vareil
Facility Agreement - Execution Version